UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File number: 811-06136
HOMESTEAD FUNDS, INC.
(Exact name of registrant as specified in charter)
4301 Wilson Boulevard
Arlington, VA 22203
(Address of principal executive office — Zip code)
Kelly Bowers Whetstone, Esq.
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
(Name and address of agent for service)
Copies to:
Bibb L. Strench
Seward & Kissel LLP
1200 G Street, NW
Washington, D.C. 20005
(Name and addresses of agent for service)
Registrant’s telephone number, including area code: (703) 907-5953
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.
4301 WILSON BOULEVARD
ARLINGTON, VA 22203-1860
1-800-258-3030
www.homesteadfunds.com
February 25, 2011
Dear Shareholder:
Enclosed is your copy of the 2010 Homestead Funds’ annual report. Please read it to better understand the performance of your investments last year.
Over the course of 2010, stocks continued the advance they began in 2009. Signs of overall improvement in the economy and solid corporate earnings, in particular, were major drivers of growth for the year. As a result, the stock market begins 2011 at levels not seen since just before the financial crisis of October 2008.
Although bond yields experienced some upward pressure in early 2010, news ranging from European debt woes to a renewed weakness in housing to the Federal Reserve’s plan to buy longer-term U.S. Treasury bonds helped lead to a modest rally in bonds.
As the economy continues its recovery and the 2008 credit crunch recedes further into the past, investors are hopeful that unemployment will drop and that a more normal recovery will result. An improved credit environment, the elimination of counterproductive regulations and tax relief are positive signs going into the New Year. Unique challenges still exist for the economy, however. The extraordinary levels of liquidity being pumped into the financial system by the Federal Reserve in an attempt to re-inflate the economy are unprecedented and could affect markets in the months ahead. In addition, state and local government debt burdens will soon need to be addressed.
In order to position yourself properly for any of this year’s ups and downs, make sure that your asset allocation is in line with your financial goals, keeping in mind your tolerance for risk. A Homestead Funds’ representative is available to help you with this at no additional charge between the hours of 8:30 a.m. and 5:00 p.m. ET by calling 1-800-258-3030.
Sincerely,

Peter R. Morris
President and CEO
Must be preceded or accompanied by a prospectus. RE Investment Corporation, Distributor: 2/11

Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Value Fund (HISIX)

 DECEMBER 31,
2010

annual report

Table of Contents

PERFORMANCE EVALUATION
Daily Income Fund	2
Short-Term Government Securities Fund and Short-Term Bond Fund	4
Stock Index Fund	8
Value Fund	10
Growth Fund	12
Small-Company Stock Fund	14
International Value Fund	16
EXPENSE EXAMPLE	18
REGULATORY AND SHAREHOLDER MATTERS	20
PORTFOLIO OF INVESTMENTS
Daily Income Fund	28
Short-Term Government Securities Fund	30
Short-Term Bond Fund	34
Stock Index Fund	44
Value Fund	45
Growth Fund	46
Small-Company Stock Fund	48
International Value Fund	50
STATEMENTS OF ASSETS AND LIABILITIES	52
STATEMENTS OF OPERATIONS	54
STATEMENTS OF CHANGES IN NET ASSETS	56
FINANCIAL HIGHLIGHTS
Daily Income Fund	58
Short-Term Government Securities Fund	59
Short-Term Bond Fund	60
Stock Index Fund	61
Value Fund	62
Growth Fund	63
Small-Company Stock Fund	64
International Value Fund	65
NOTES TO FINANCIAL STATEMENTS	66
DIRECTORS AND OFFICERS	71
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	75
APPENDIX—S&P 500 STOCK MASTER PORTFOLIO ANNUAL REPORT	76

The investment commentaries on the following pages were prepared for each fund by its portfolio manager. The views expressed are those of the portfolio manager for each fund as of December 31, 2010, and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

PERFORMANCE EVALUATION

Daily Income Fund

MARKET CONDITIONS
During 2010, weakness in the economic recovery resulted in a continuation of low short-term interest rates. The Federal Reserve (Fed) maintained its policy of historically low short-term interest rates established in December 2008 to stimulate economic activity. For the second full calendar year, the target rate for federal funds was held at a range of 0% to 0.25%.

In January 2010, the Fed noted that economic activity was strengthening, business spending on equipment and software was picking up, and inventories were being brought into better alignment with sales. However, the Fed noted, employers were reluctant to add to payrolls and the labor market remained weak.

By April, the labor market was beginning to improve, and business spending had risen significantly. Economic activity continued to strengthen and housing starts were edging up, but employers remained reluctant to add to payrolls. Citing slack in the labor market, the Fed voted to maintain its policy of low interest rates. By August, the pace of recovery had slowed, and the Fed anticipated a more modest economic recovery than it had previously.

In November, citing continued weakness in the labor market and the slow pace of the recovery, the Fed announced an additional program to expand its holdings of securities by purchasing $600 billion in longer-term Treasury securities by the end of the second quarter of 2011 in an effort to support economic recovery. By December, despite improvement according to some indicators, the pace of the recovery was still too slow to bring down the unemployment rate, so the Fed decided to continue to maintain low interest rates as a way to help spur economic activity.

In February 2010, the Securities and Exchange Commission (SEC) adopted new rules regulating money market mutual funds, rules under which the Daily Income Fund operates. These new rules were designed to make money market funds more resilient to market disruptions. The rules require money market funds to maintain specific daily and weekly liquidity positions. The new rules also lowered the maximum allowable weighted average maturity of fund portfolios to 60 days from 90 days. The rules became effective in May 2010.

FUND PERFORMANCE
The Daily Income Fund earned a total return of 0.01% for 2010. The seven-day effective annualized yield was 0.01% at December 31, 2010, unchanged from a year earlier. Interest income for the Fund is netted against operating expenses. With interest income at historic lows, RE Advisers continues to waive fees and/or reimburse expenses to assist the Fund in maintaining a positive yield. As long as the Fed continues to maintain a federal funds rate close to zero, the Daily Income Fund will continue to earn very little interest income.

OUTLOOK
As we begin 2011, there is more confidence that the economic recovery will continue and strengthen. The extension of previous income tax rates, the payroll tax reduction and the Fed’s determination to foster economic activity are all positive signs heading into 2011. This has led many economists to raise their GDP estimates for 2011. However, depressed housing prices coupled with problematic federal and state budget deficits continue to be a drag on sentiment. Given the economic backdrop, in its last statement for 2010 in December, the Fed stated that it anticipated a low federal funds rate for an extended period. Until the Fed sees signs of employment growth and a more robust recovery, it is unlikely to increase interest rates, which means that investors in the Daily Income Fund can anticipate a stable share price but little investment return.

2	Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/10

Daily Income Fund	0.01%	2.27%	1.99%

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do no reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

YIELD

Annualized 7-day effective yield quoted 12/31/10		0.01%

SECURITY DIVERSIFICATION	on 12/31/09	on 12/31/10

(% of total investments)

Commercial paper	62.1%	71.9%
U.S. Government obligations	6.2%	21.8%
Corporate bonds	25.0%	2.3%
Certificates of deposit	1.7%	0.0%
Short-term and other assets	5.0%	4.0%

Total	100.0%	100.0%

MATURITY	on 12/31/09	on 12/31/10

Average Weighted Maturity	56 days	48 days

Performance Evaluation	3

PERFORMANCE EVALUATION
Short-Term Government Securities Fund and Short-Term Bond Fund

MARKET CONDITIONS
The bond market rallied modestly in 2010 as stubbornly high unemployment and an additional expansion of the Federal Reserve’s balance sheet via more U.S. Treasury securities purchases moved the timetable for the normalization of short-term interest rates further into the future. While bond yields were under very minor upward pressure early in the year as the market contemplated an eventual end to the Federal Reserve’s zero interest rate policy, mid-year developments, including Europe’s sovereign debt crisis, China’s attempts to moderate its growth, renewed weakness in housing, a diminution of federal fiscal stimulus and continuing state and local government troubles, all combined to raise fears of a potential “double dip” recession and a resumption of the bond rally. Perhaps the most significant development, however, was Chairman Ben Bernanke’s remarks at the Federal Reserve’s annual conference in August where he explicitly stated that the Federal Reserve would do everything possible to ensure a continuation of the economic recovery and that more securities purchases might be warranted if growth were too slow. The old adage of “Never fight the Fed” was put on display as not only bonds rallied, but stocks and commodities were significantly boosted by Bernanke’s message, as well. The stock market as measured by the S&P 500 was down approximately 6.1% for the year before the speech but ended the year up more than 15%, while commodities as measured by the ThomReuters Jefferies CRB Commodity Price Index were up over 17% for the year, after being down nearly 7% on August 26, 2010. Although bond yields rose late in the year as the Federal Reserve’s quantitative easing program of purchasing additional U.S. Treasury Bonds (QE2) was implemented, on balance, if the central bank’s goal was to re-inflate a sluggish economy, we believe that the early signs were encouraging.

The major issue of full employment continued to elude the economy as the December 2010 unemployment rate stood at 9.4%, a welcome drop from the peak rate of 10.1% seen in October 2009, but a figure that still leaves total employment more than 7.2 million below the December 2007 level. While sustainable job growth has been relatively anemic, most monthly manufacturing and non-manufacturing surveys point to job expansion. In addition, the rolling four-week average of initial unemployment claims is back to the lowest level since July 2008, which pre-dates the Lehman Brothers bankruptcy. In spite of high unemployment, consumers continued to spend, with December retail sales 7.9% higher than year ago levels, while the automobile component had sales in 2010 at an average rate of 11.6 million vehicles—compared to 10.4 million in 2009—yet still trailing the 13.6 million five-year average. Industrial production through December stood 5.4% higher than one year ago but was still 6.8% below pre-recession levels. Existing home sales in 2010 dropped significantly in the second half of the year to an average annual rate of 4.32 million, compared to 5.36 million in the first half of 2010, as first-time homebuyer tax credits expired and problems with foreclosures surfaced.

Consumer confidence as measured by the Conference Board improved modestly in 2010 with an average reading of 53.3 as compared to 45.2 in 2009, yet well below the five-year peak of 111.9 from July 2007, as consumers are still concerned about housing and employment prospects. Despite the consumer’s caution regarding their personal financial situation, personal consumption expenditures hit an all-time peak in November 2010 as spending outpaced income growth and lowered the savings rate to 5.3%, which averaged 5.9% in 2009 (after benchmark revisions in July 2010) and peaked at 8.2% in May 2009. Inflation as measured by the Consumer Price Index remained modest, rising just 1.5% for the year ended December 2010 compared to 2009’s 2.7% increase.

The Federal Reserve’s policymaking committee, the Federal Open Market Committee (FOMC), continues to maintain its federal funds rate target in a range of

4	Performance Evaluation

0.00% to 0.25%. While the December 14, 2010 FOMC minutes indicate that the central bank sees an improving economy along with a better labor market, risks stemming from weak housing, European debt woes and higher oil prices were seen as hindering factors to growth. The previously announced $600 billion U.S. Treasury Bond buying program was enacted to: 1) lower interest rates; 2) boost asset prices; 3) raise inflation; and 4) push the U.S. dollar lower. The bond buying program has boosted asset prices and raised inflationary expectations but has fallen short on the other goals so far. Kansas City Federal Reserve Bank president Thomas Hoenig has continued to vote against recent FOMC policy decisions, arguing that monetary policy is already too accommodative and that keeping rates low for an extended period may result in unintended consequences down the road and reduce FOMC flexibility when the time comes to raise short-term rates.

FUND PERFORMANCE
The Short-Term Government Securities Fund returned 2.57% in 2010 compared to the benchmark return of 3.61%. Relative underperformance was a result of the Fund’s shorter maturity relative to the benchmark index. While all of the Fund’s sectors had a positive return for 2010, the asset-backed and government/agency sectors were the strongest relative performers.

The Short-Term Bond Fund returned 5.73% in 2010 compared to the benchmark return of 4.17%. Relative outperformance was a result of the Fund’s exposure to corporates, municipals and asset-backeds, with the mortgage sector being particularly strong as that market continued to recover from its disastrous 2008 performance. While both the government/agency and Yankee sectors generated positive returns in 2010, the latter sector was the weakest relative performer in the Fund, primarily due to its exposure to the Irish banking sector.

OUTLOOK
In spite of the fact that the economy continues to recover and the 2008 credit crunch moves further into the past, the Federal Reserve continues to hold short-term interest rates at emergency low levels in order to foster economic growth and fight deflationary trends. Although it is agreed that the housing sector needs low interest rates to help its recovery process, it is also apparent that housing’s demise was caused by poor underwriting and not high interest rates. The recession was caused by a massive credit contraction, and it is likely that credit creation will be subdued much longer than the historical norm in a recovery cycle. As far as deflationary fears go, this seems to be a rather low probability outcome given the surge in commodity prices and the amount of liquidity in the financial system. Indeed, an outbreak of food-induced inflation in many parts of the world has caused civil unrest and a tightening of monetary conditions in response.

The FOMC will have a more hawkish bias in 2011 as the make-up of the voting members changes, with two of the new members having been openly critical of the Fed’s QE2 program, although Thomas Hoenig has retired and will no longer be a voting member. Given what we know about the views of the new voting members, at this point it seems highly unlikely that there will be a QE3 program, barring unforeseen negative economic developments.

While U.S. Treasury yields at the front part of the yield curve hit new secular lows in early November and have since risen, the bond market is still going to trade going forward based on the economy’s performance and the outlook for Federal Reserve monetary policy. The economy should continue to improve given the massive liquidity in the financial system, and the Federal Reserve is expected to remain on hold throughout 2011. Rates are unlikely to move significantly higher until employment shows sustained strength and the central bank’s rhetoric turns hostile. Given zero short-term interest rates and fixed-income investors’ need for yield, we believe the front part of the yield curve should continue to see good demand in the marketplace.

Performance Evaluation	5

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/10

Short-Term Government Securities Fund	2.57%	3.98%	3.47%
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	3.61%	4.86%	4.47%

SECURITY DIVERSIFICATION		on 12/31/09	on 12/31/10

(% of total investments)

Government-guaranteed agencies		46.8%	47.0%
U.S. Treasuries		13.8%	20.0%
Corporate bonds		18.8%	15.8%
Mortgage-backed securities		7.6%	7.6%
Municipal bonds		7.0%	4.6%
Asset-backed securities		4.5%	3.3%
Short-term and other assets		1.5%	1.7%

Total		100.0%	100.0%

MATURITY		on 12/31/09	on 12/31/10

Average Weighted Maturity		2.43 years	2.56 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on December 31, 2000.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

6	Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/10

Short-Term Bond Fund	5.73%	5.33%	4.48%
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	4.17%	5.04%	4.83%

SECURITY DIVERSIFICATION		on 12/31/09	on 12/31/10

(% of total investments)

Corporate bonds		36.3%	32.1%
Asset-backed securities		24.9%	21.1%
Municipal bonds		11.4%	15.8%
Mortgage-backed securities		17.5%	14.0%
Yankee bonds		3.7%	9.6%
U.S. Government obligations		3.7%	4.8%
Short-term and other assets		2.5%	2.6%

Total		100.0%	100.0%

MATURITY		on 12/31/09	on 12/31/10

Average Weighted Maturity		2.94 years	2.95 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on December 31, 2000.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	7

PERFORMANCE EVALUATION

Stock Index Fund

INDEX AND FUND PERFORMANCE
For the 12 months ended December 31, 2010, the Stock Index Fund returned 14.47%, while the benchmark Standard & Poor’s (S&P) 500 Index returned 15.06% for the same period. The S&P 500 is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

Within the benchmark S&P 500 Index, all 10 sectors posted gains for the period. Consumer Discretionary posted the strongest returns (+27.66%), followed closely by Industrials (+26.73%), Materials (+22.20%) and Energy (+20.46%), while the weakest returns came from Health Care (+2.90%) and Utilities (+5.46%).

During the 12-month period, as changes were made to the composition of the S&P 500, the portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark. In keeping with its investment objective, the Fund remains positioned to match the risk characteristics of its benchmark, irrespective of the market’s future direction.

MARKET CONDITIONS
Over the course of 2010, cyclical stimulus beat out structural problems and stocks continued the choppy advance they began in 2009. The early months of 2010 saw risk assets move higher on the continuation of the 2009 asset recovery story, aided by preliminary signs of improvement in the employment situation and strong corporate earnings reported for fourth quarter 2009 and first quarter 2010. The middle months of 2010 saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in job growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill in the United States. Nevertheless, after touching a late summer low, equity markets experienced a strong finish to the year as double-dip fears receded, job growth resumed and the U.S. mid-term election results were perceived to be capital-markets friendly. Additionally, in the United States, Federal Reserve President Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures (informally known as “QE2”) and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.

8	Performance Evaluation

Stock Index Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/10

Stock Index Fund	14.47%	1.70%	0.74%
Standard & Poor’s 500 Stock Index	15.06%	2.29%	1.41%

	% of Total		% of Total
	Net Assets		Net Assets
INDUSTRY DIVERSIFICATION	at 12/31/10*		at 12/31/10*

Information technology	18.4%	Consumer staples	9.6%
Financials	15.8%	Materials	3.7%
Energy	11.8%	Utilities	3.3%
Consumer discretionary	11.5%	Telecommunication services	3.1%
Industrials	10.9%	Short-term and other assets	1.2%
Health care	10.7%

Total			100.0%

	% of Total		% of Total
	Net Assets		Net Assets
TOP TEN HOLDINGS	at 12/31/10*		at 12/31/10*

Exxon Mobil Corp.	3.2%	International Business Machines Corp.	1.6%
Apple Inc.	2.6%	The Procter & Gamble Co.	1.6%
Microsoft Corp.	1.8%	AT&T, Inc.	1.5%
General Electric Co.	1.7%	Johnson & Johnson	1.5%
Chevron Corp.	1.6%	JPMorgan Chase & Co.	1.4%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 2000.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Holdings information is for the S&P 500 Stock Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Stock Master Portfolio.

Performance Evaluation	9

PERFORMANCE EVALUATION

Value Fund

MARKET CONDITIONS
The year 2010 might be characterized as a year in which the economy made some progress and the stock market made more.

The hangover in the housing market and the resulting changes in regulation and oversight continued to hamper the financial sector’s ability to make headway. On the industrial side of the economy, however, there were signs of progress. The consumer also showed confidence with a stronger holiday shopping season than the previous two years.

Major market indexes were in negative territory at mid-year, but they recovered and rose in the second half, capping off the year with a very strong December.

FUND PERFORMANCE
The Value Fund increased 13.05% for 2010 and its benchmark index, the unmanaged S&P 500 Index, increased 15.06%. The Fund’s slightly lower than index results were due to several factors. The Fund’s holdings in the Industrials, Materials and Energy sectors outpaced the results of the overall index, while the Fund’s positions in the Consumer Staples, Information Technology and Health Care sectors lagged their respective index sectors. Top performing stocks in 2010 for the Fund were Dillard’s, Inc. and Pactiv Corporation. Laggards included Dean Foods Company, Hewlett-Packard Company and Cisco Systems, Inc.

During 2010, a new position was initiated in General Electric Company, a diversified technology, media and financial services company offering a number of services including aircraft engines, water processing, medical imaging and business and consumer finance.

R.R. Donnelley & Sons Company and Unum Group were eliminated from the portfolio in 2010. Pactiv Corporation was acquired by Reynolds Group Holdings Limited.

OUTLOOK
As 2011 begins, the stock market has recovered to levels just before the financial crisis of October 2008. Significant legislation was passed in 2010, affecting the health care and financial industries. Some tax relief was passed late in the year, though thus far reaction has been mixed.

The economy has made progress, particularly the industrial and technology sectors. Financial institutions are still extricating themselves from the remaining strands of the web that was the housing boom and bust, while they adjust to the industry’s new regulation.

Still, progress has been made, and recent evidence indicates that there is thawing in the lending environment. A more positive and perhaps supportive attitude toward business seems to have sprung from within the political leadership, including interest in the elimination of some regulations deemed counterproductive, as well as further tax relief.

If these efforts continue and create more incentives for businesses to invest in new plant and equipment and to hire workers, then business people, consumers and investors may gain greater confidence, which could perhaps lead to stronger economic expansion in 2011.

10	Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/10

Value Fund	13.05%	2.11%	5.26%
Standard & Poor’s 500 Stock Index	15.06%	2.29%	1.41%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 12/31/10		at 12/31/10

Health care	20.3%	Consumer discretionary	7.8%
Industrials	19.1%	Materials	6.9%
Information technology	17.2%	Consumer staples	3.2%
Energy	15.8%	Short-term and other assets	0.6%
Financials	9.1%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/10		at 12/31/10

Parker-Hannifin Corp.	4.7%	Avery Dennison Corp.	3.6%
Dow Chemical Co. (The)	4.3%	Pfizer Inc.	3.5%
Bristol-Myers Squibb Co.	4.0%	Abbott Laboratories	3.5%
Intel Corp.	3.9%	JPMorgan Chase & Co.	3.4%
Hospira, Inc.	3.7%	Chevron Corp.	3.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 2000.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	11

PERFORMANCE EVALUATION

Growth Fund

MARKET CONDITIONS
U.S. stocks rose briskly in the fourth quarter of 2010, closing near their highest levels of the year and capping a second consecutive year of strong gains. Stocks produced robust returns through late April, extending the rally that started in March 2009, but fell sharply through early July. Equities rebounded briskly, starting in late August as the economy showed signs of improvement and the Federal Reserve signaled that it would purchase more Treasury securities in an attempt to reduce long-term interest rates. The rally was supported by late-year bipartisan legislation to extend tax cuts that were set to expire at the end of 2010. Small- and mid-cap shares outperformed large caps. Growth stocks outperformed their value counterparts across all market capitalizations. Within the large-cap growth universe, cyclical sectors tended to outperform traditionally defensive ones as the market continued to show signs of improvement. Consumer Discretionary, Industrials and Business Services, and Materials were the top performing sectors within the index.

FUND PERFORMANCE
The Growth Fund produced double-digit returns (+15.54%), slightly underperforming the Russell 1000 Growth Index (+16.71%) for the twelve-month period. In absolute terms, Industrials and Business Services shares contributed most to performance. No sector detracted from absolute results, but the Financials sector lagged significantly. Stock allocation decisions had a positive impact on the portfolio’s performance versus the Russell 1000 Growth Index. The impact of stock selection was neutral overall, although stock selection in Information Technology was the single largest positive contributor. Information Technology shares were the leading contributors to relative return, while Financials stocks were the leading detractor.

Stock selection in Information Technology was by far the primary contributor to relative performance. In the most recent quarter, Juniper Networks, a maker of computer networking equipment, reported a significant increase in quarterly earnings as worldwide revenue grew and margins improved. The share price of Baidu, Inc. more than doubled over the period as earnings for the operator of China’s most popular website continued to grow. Top absolute contributor Apple Inc. has experienced tremendous sales growth.

An overweight to Consumer Discretionary was also a significant contributor to relative performance. Marriott International, Inc., the largest U.S. hotel chain, benefited from a rebound in travel after occupancies reached a 30-year low in 2009. Amazon.com, Inc. outperformed due to strong earnings results and a positive impact from the introduction of a new version of the Kindle e-reader. Recently, the stock price of the company reached an all-time high.

At the other end of the spectrum, stock selection in Financials was by far the primary detractor from relative performance. Shares of Goldman Sachs Group, Inc. fell sharply after the SEC filed fraud charges against the company. Results in this sector were largely driven by our position in banks, including JP Morgan Chase & Co. and Wells Fargo & Company. Regulatory pressures and a low-interest rate environment weighed on the companies.

OUTLOOK
To capitalize on what we feel is an improving global market environment, we favor sectors with exposure to economic growth. We strongly believe in the multi-year growth potential of our Information Technology companies driven by the accelerating convergence of mobile computing and communications. Our conviction in our Consumer Discretionary and Industrials and Business Services holdings stems from our view of ongoing consumer stabilization and improvement, along with the continuation of a robust industrial and manufacturing recovery cycle. We are cautiously selective within the Financials sector due to the extensive regulatory headwinds that are mitigating the overall growth outlook for the group. We, however, still favor some areas of the sector.

12	Performance Evaluation

Growth Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(01/01)

periods ended 12/31/10

Growth Fund*	15.54%	5.12%	−3.54%
Russell 1000 Growth Index	16.71%	3.75%	−0.60%
Standard & Poor’s 500 Stock Index	15.06%	2.29%	1.24%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 12/31/10		at 12/31/10

Information technology	31.1%	Materials	3.9%
Consumer discretionary	19.4%	Consumer staples	3.1%
Industrials	12.9%	Telecommunication services	2.3%
Energy	9.3%	Transportation	1.1%
Health care	8.6%	Short-term and other assets	1.4%
Financials	6.9%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/10		at 12/31/10

Apple Inc.	6.2%	Danaher Corp.	3.2%
Google Inc. (Class A)	5.4%	Juniper Networks, Inc.	2.7%
Amazon.com, Inc.	4.1%	JPMorgan Chase & Co.	2.4%
QUALCOMM, Inc.	3.3%	Praxair Inc.	2.4%
Schlumberger Ltd.	3.2%	McKesson Corp.	2.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and its benchmark indices made at the Fund’s inception on January 22, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

 * Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking Stocksm Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.

Performance Evaluation	13

PERFORMANCE EVALUATION

Small-Company Stock Fund

MARKET CONDITIONS
The year began with equity markets climbing throughout the spring, then declining through the second quarter. After that, equity markets generated noteworthy gains. For all of 2010, the small-capitalization stock market indices, the Standard & Poor’s 600 Small-Cap and the Russell 2000, increased 26.31% and 26.85%, respectively, well above their large-capitalization peers.

Concern about weakness in housing, a lack of substantial job growth and the general sluggishness of the economy juxtaposed with strong corporate results in certain industries and the markets’ corresponding uptick offers a practical illustration of financial markets climbing the proverbial “wall of worry” in 2010. The performance in the small-cap space was relatively broad-based, as the Industrials, Energy and Information Technology sectors improved.

FUND PERFORMANCE
The Small-Company Stock Fund returned 33.94% in 2010, while its benchmark index the Russell 2000 gained 26.85%. The Fund’s better than benchmark results were helped considerably by sector overweights in the Industrials, Energy and Materials sectors. Appreciation in the stock prices of Helmerich & Payne, Inc., SM Energy Company, Rofin-Sinar Technologies, Inc., Triumph Group, Inc. and Belden, Inc. contributed significantly to the Fund’s outperformance of its benchmark index. The Fund had a remarkable year in that only three positions held throughout 2010 declined in price.

New names added to the Fund included Polypore International, Inc., The Gorman-Rupp Company, Core-Mark Holding Company, Inc., Olin Corporation, ManTech International Corporation, and Dean Foods Company. Positions eliminated during the year were American Italian Pasta and Pactiv Corporation, which were both purchased by other corporations.

OUTLOOK
During the course of 2010, the economy continued to recover. Businesses reconfigured their operations to reflect the uncertain regulatory and tax environment that held throughout much of the year. The political atmosphere changed significantly in November, with a seemingly more conciliatory tone toward business taking hold in Washington.

The fourth quarter showed improvement, but it remains uncertain, however, whether the increasing momentum the economy displayed in the latter part of 2010 will continue. Businesses are still measured in their decisions covering longer-term commitments to capital projects and employee hiring. Thus, 2011 begins much like 2010, but with more overall optimism.

In this tepid economic environment, we remain committed to uncovering what we believe to be undervalued companies experiencing what appear to be temporary problems within their operations or markets, or companies with competitive positions and financial capabilities better than those of their peers that are not well recognized at present, but may become evident in time.

14	Performance Evaluation

Small-Company Stock Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/10

Small-Company Stock Fund	33.94%	8.58%	10.60%
Russell 2000 Index	26.85%	4.47%	6.33%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 12/31/10		at 12/31/10

Industrials	29.0%	Information technology	7.5%
Consumer discretionary	14.0%	Materials	7.4%
Consumer staples	11.2%	Health care	2.8%
Energy	9.9%	Short-term and other assets	10.4%
Financials	7.8%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/10		at 12/31/10

Cimarex Energy Co.	4.6%	Carlisle Companies Inc.	3.5%
Westlake Chemical Corp.	4.4%	Brinker International, Inc.	3.4%
Rofin-Sinar Technologies Inc.	4.3%	Nordstrom, Inc.	3.3%
Belden Inc.	3.9%	Triumph Group, Inc.	3.3%
Manitowoc Co., Inc. (The)	3.6%	CLARCOR Inc.	3.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made on December 31, 2000.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	15

PERFORMANCE EVALUATION

International Value Fund

MARKET CONDITIONS
Global equity markets continued to move higher through the fourth quarter of 2010, as economic indicators showed signs of improvement. Investors’ appetite for risk increased, propelling strong gains in cyclically-oriented companies. In general, the market was driven by momentum in the latter part of the period. The most recent purchasing manager surveys across the U.S., U.K. and Europe all showed signs of recovery, and unemployment, although still high, appears to be peaking in many parts of the world. At the same time, developing economies across Asia and Latin America continue to power ahead with strong exports and growing domestic demand. This has fueled concerns of overheating in many emerging markets. Safe haven currencies such as the Swiss franc, the Japanese yen and the commodity-tied Australian and Canadian dollars all gained versus the U.S. currency. But ongoing debt concerns in Europe kept the euro weaker.

FUND PERFORMANCE
For the twelve-month period ending December 31, 2010, the Fund returned 5.73% versus the benchmark MSCI EAFE, which gained 7.75%. Pacific Basin stocks were the biggest contributors to performance. Among the best performers in the portfolio were Industrial stocks, including Hutchison Whampoa, Ltd., Sumitomo Corp., and Keppel Corporation. Financials also performed well, with Daito Trust Construction Co., Ltd., The Sumitomo Trust & Banking Co. and Zurich Financial Services all posting gains of more than 20%. Utilities, including Enel S.p.A. and Huaneng Power International, Inc., were generally a drag on performance. Geographically, Italy, France and Spain were the largest detractors, including stocks such as Eni S.p.A., Total S.A. and Telefonica S.A.

OUTLOOK
Structural headwinds face many economies around the world. Nowhere is this more apparent than in the Eurozone. We believe that the euro will hold for political as well as practical reasons. Debt restructuring for the “PIIGS” nations (Portugal, Italy, Ireland, Greece and Spain) may be part of a resolution to the debt crisis, but European banks’ exposure to sovereign debt is too great to allow for any major country to default or exit from the euro altogether. While the crisis may get worse before it gets better, we believe that ultimately a greater fiscal union will result.

With economies in the developed world recovering, albeit slowly, and growth in emerging economies remaining strong, we believe that globally inflation is likely to rise. It appears that wage deflation in the developed world is coming to an end. This includes the United States, where unemployment appears to be peaking, and Germany, with unemployment at 7.5% — the lowest since 1992 — where unions are now demanding higher wages. Inflation in the Eurozone already stands at 2.2%, which is both above the official target and in spite of the weak periphery. Inflation in the developing world is high and rising. With wages, input costs and agricultural prices all on the rise, it is likely that countries like China, India and Brazil will turn from being a deflationary force in the world economy to an inflationary one.

While we believe the worst of the economic crisis is in the past, we expect that a higher than typical level of stock market volatility will persist. The unprecedented level of government intervention means that the investment environment remains speculative and driven by factors other than fundamentals. We believe the best strategy for this environment is to invest in high-quality companies with solid long-term prospects, strong balance sheets and ample liquidity, and to remain highly disciplined in utilizing fundamental analysis to uncover undervalued investment opportunities.

16	Performance Evaluation

International Value Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(01/01)

periods ended 12/31/10

International Value Fund*	5.73%	3.19%	3.21%
MSCI® EAFE® Index	7.75%	2.46%	3.58%

	% of Total		% of Total
	Investment		Investment
COUNTRY DIVERSIFICATION	at 12/31/10		at 12/31/10

Japan	24.3%	Singapore	2.4%
Switzerland	15.3%	Thailand	2.4%
Britain	13.4%	Germany	2.1%
France	9.8%	Netherlands	2.0%
Italy	4.5%	Norway	2.0%
Hong Kong	4.3%	Australia	1.8%
Republic of South Korea	3.7%	Indonesia	1.1%
Spain	3.0%	Brazil	0.9%
China	2.6%	Short-term and other assets	4.4%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 12/31/10		at 12/31/10

WPP Group PLC	2.9%	Daiichi Sankyo Co., Ltd.	2.4%
Hutchison Whampoa Ltd.	2.8%	Vodafone Group PLC	2.4%
Sumitomo Trust & Banking Co.	2.5%	Nissan Motor Co., Ltd.	2.2%
Bridgestone Corp.	2.5%	Novartis AG REG	2.2%
Kao Corp.	2.5%	Zurich Financial Services Ltd.	2.1%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI® EAFE® Index made at the Fund’s inception on January 22, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

 * The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator Asset Management, L.P.’s role as subadvisor began June 12, 2006.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2010 and held through December 31, 2010.

ACTUAL EXPENSES
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund, Short-Term Government Securities Fund, and Short-Term Bond Fund), if you redeem your shares or exchange your shares for shares of another Fund less than 30 calendar days after you purchase them.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days, or the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	Expense Example

				Annualized Expense
	Beginning Account	Ending Account		Ratio for the Six
	Value	Value	Expenses Paid	Month Period Ended
	July 1, 2010	December 31, 2010	During the Period[a]	December 31, 2010

DAILY INCOME FUND
Actual Return	$1,000.00	$1,000.05	$1.21	0.24%
Hypothetical (5% return before expenses)	1,000.00	1,025.04	1.22	0.24%

SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	1,000.00	1,006.82	3.79	0.75%
Hypothetical (5% return before expenses)	1,000.00	1,021.62	3.83	0.75%

SHORT-TERM BOND FUND
Actual Return	1,000.00	1,018.24	4.07	0.80%
Hypothetical (5% return before expenses)	1,000.00	1,021.36	4.08	0.80%

STOCK INDEX FUND[b]
Actual Return	1,000.00	1,235.44	3.70	0.66%
Hypothetical (5% return before expenses)	1,000.00	1,022.08	3.36	0.66%

VALUE FUND
Actual Return	1,000.00	1,212.49	3.96	0.71%
Hypothetical (5% return before expenses)	1,000.00	1,022.81	3.63	0.71%

GROWTH FUND
Actual Return	1,000.00	1,288.37	5.45	0.95%
Hypothetical (5% return before expenses)	1,000.00	1,020.60	4.84	0.95%

SMALL-COMPANY STOCK FUND
Actual Return	1,000.00	1,317.29	6.77	1.17%
Hypothetical (5% return before expenses)	1,000.00	1,019.48	5.96	1.17%

INTERNATIONAL VALUE FUND
Actual Return	1,000.00	1,229.85	5.54	0.99%
Hypothetical (5% return before expenses)	1,000.00	1,020.39	5.05	0.99%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, then divided by 365.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a master portfolio. The example reflects the expenses of both the feeder fund and the master portfolio.

Expense Example	19

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homesteadfunds.com or upon request by calling 1-800-258-3030. This information is also on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge upon request by calling 1-800-258-3030 and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarter of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at www.homesteadfunds.com.

BOARD OF DIRECTORS’ CONSIDERATIONS IN APPROVING THE INVESTMENT MANAGEMENT AGREEMENTS

Homestead Funds, Inc. (“Homestead”) and RE Advisers Corporation (“REA”) have entered into investment management agreements (the “Investment Management Agreements”), pursuant to which REA is responsible for the day-to-day investment management of the assets of various series of Homestead, including the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock Fund and the Value Fund, and the supervision of the subadvisers to the Growth Fund and the International Value Fund (each, a “Fund” and, collectively, the “Funds”).

In connection with the renewal of the Investment Management Agreements between each Fund and REA in 2010, the Funds’ Board of Directors requested, reviewed and considered a wide variety of written materials, presentations and other information, culminating in the Board’s approval of each Investment Management Agreement at its September 28-29, 2010 meeting.

In preparation for this consideration and approval, the Funds’ outside counsel requested that REA provide written materials including significant information about REA’s affiliates, personnel and operations. Pursuant to this request, REA provided, and the Board, including the Independent Directors, considered and discussed, information regarding: (a) the investment management and other services REA provides; (b) REA’s investment management personnel; (c) REA’s financial condition; (d) REA’s brokerage practices (including any soft dollar arrangements); (e) the level of the advisory fees that REA charges a Fund compared with the fees charged to comparable mutual funds; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) REA’s profitability; (h) REA’s compliance program; (i) each Fund’s performance compared with similar mutual funds; and (j) REA’s Business Continuity Plan.

The Board reviewed the proposed reapproval of the Investment Management Agreements with the management of REA and with legal counsel. The Board also reviewed a memorandum prepared by legal counsel discussing the legal standards for the consideration of the proposed approval.

The Directors took into account their multi-year experience as a board and particularly their consideration of Investment Management Agreements in recent years. To focus its review, the Board asked REA management to highlight in its oral presentations any material

20	Regulatory and Shareholder Matters

differences between the current Investment Management Agreements and the Investment Management Agreements that the Board was being asked to reapprove. There were none. During the meeting, the Directors had an opportunity to discuss this information with REA managers, including senior executives, representatives from the legal, compliance and finance departments and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the proposed investment process. The Independent Directors subsequently discussed the proposed approval in detail during an executive session at which no representatives of REA were present.

In reaching their determinations relating to the reapproval of the Investment Management Agreements, the Directors, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below. In its deliberations, the Board did not identify any particular information that was all important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the following:

Nature, Extent and Quality of Services.  The Board reviewed the services provided by REA, and the Board, including the Independent Directors, found that REA continued to provide high quality advisory and administrative services to the Funds.

In connection with its consideration of REA’s services specifically, the Board focused on the favorable attributes of REA, including (i) an investment philosophy oriented towards long-term performance; (ii) effective processes used in overseeing subadviser activities with respect to the Growth Fund’s and International Value Fund’s administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; and (iv) a favorable history and reputation. The Board discussed with senior officers of REA any personnel changes made, noting that the investment management staff had experienced very little turnover.

Investment Performance of the Funds and the Adviser.  The Board examined the performance information for the Funds provided by REA. The Board reviewed the average annual total returns for the Funds for the last one, three, five and ten years ended December 31, 2009, and compared the returns to those of the Funds’ peer universes for the same time periods, as well as the comparative returns for the trailing 12 months ending June 30, 2010.

Daily Income Fund
The Board first reviewed the performance of the Daily Income Fund, noting that the Fund earned a total return of 0.06% for the trailing 12 months ending June 30, 2010, and its seven-day effective annualized yield was 0.01%. The Board discussed the decline in performance compared to 2009 and noted management’s explanation that low returns were a direct result of the Federal Reserve’s actions to keep the federal funds rate at historic lows in an effort to shore up the financial markets and prevent a deepening of the economic crisis. The Board noted that a significant amount of the advisory fees that it received from the Daily Income Fund was waived in 2009. Also, the Board considered the challenges confronted by management due to recently amended Rule 2a-7 of the Investment Company Act of 1940, as amended, which among other things, makes it difficult to partially offset the lower returns by lengthening the Fund’s average maturity. The Board noted that the average maturity of the Fund was 42 days on June 30, 2009 and 37 days on June 30, 2010. Lastly, the Board discussed the proposed change of the portfolio manager for the Fund, which was expected to occur in November, 2010 and complimented management for finding a highly qualified replacement who has previous experience with Homestead*.

Short-Term Government Securities Fund
Next, the Board reviewed the performance of the Short-Term Government Securities Fund, noting that the Fund returned 3.37% for the trailing 12 months ending June 30, 2010, compared to its benchmark index’s return of 4.12% for the same period. It also found that the Fund outperformed three out of the four funds in its peer group. The Board considered management’s explanation that the Fund’s relative underperformance was a result of the Fund’s lower exposure to U.S. Treasuries and shorter maturity than the benchmark index.

Short-Term Bond Fund
Next, the Board reviewed the strong performance of the Short-Term Bond Fund, noting that the Fund returned

Regulatory and Shareholder Matters	21

*  Effective November 1, 2010, John Szczur was appointed portfolio manager of the Daily Income Fund.

10.61% for the trailing 12 months ending June 30, 2010 compared to its benchmark index’s return of 5.72% for the same period. It also found that the Fund outperformed each of the funds in its peer group. Additionally, the Board noted the recognition that management has received in connection with the relatively strong performance of the Fund. The Board cited the Fund’s favorable write-up in several publications and further noted the Fund’s strong performance relative to peer funds identified by one publication.

Stock Index Fund
The Board compared the performance of the Stock Index Fund to its benchmark index, noting that the Fund returned 13.85% for the trailing 12 months ending June 30, 2010, which was comparable to the index’s return of 14.43% for the same time period, indicating minimal tracking error.

Value Fund
The Board compared the Value Fund’s performance to its benchmark index, noting that the Fund returned 16.76% for the trailing 12 months ending June 30, 2010, while its benchmark index, returned 14.43% for the same period. It also found that the Fund significantly outperformed each of the funds in its peer group. The Board noted the recognition that management has received in connection with the relatively strong performance of the Fund, including the Fund’s favorable write-up in one publication, and further noted the Fund’s strong performance relative to peer funds identified by that publication.

Growth Fund
Next, the Board reviewed the Growth Fund’s performance, noting that the Fund returned 14.07% for the trailing 12 months ending June 30, 2010, while its two benchmark indices, the Russell 1000 Growth Index and Standard & Poor’s 500 Stock Index, returned 13.62% and 14.43%, respectively, for the same period. It also found that the Fund outperformed three out of the four funds in its peer group.

Small-Company Stock Fund
Next, the Board reviewed the very strong performance of the Small-Company Fund, which significantly outperformed its benchmark index for the trailing 12 months ending of June 30, 2010, returning 32.92% during that time period, while the index returned 21.48% for the same period. It also found that the Fund significantly outperformed each of the funds in its peer group. The Board noted the recognition that management has received in connection with the relatively strong performance of the Fund. The Board cited the Fund’s favorable write-up in several publications, noting the Fund’s strong performance relative to peer funds identified by the publications.

International Value Fund
The Board compared the International Value Fund’s performance for the trailing 12 months ending of June 30, 2010, to its benchmark, noting that the Fund slightly underperformed its benchmark, which had a return of 5.60% during that time period, while the index returned 5.92%. The Board noted management’s explanation that this underperformance can primarily be attributed to the fact that riskier assets, such as emerging markets, small-caps and highly leveraged companies, came back in favor with investors, while the more defensive, high-quality companies, such as those in the Fund, lagged. In short, the Fund is more conservatively positioned than many of its peers.

In view of the information presented, the Board concluded that Funds’ investment performances met expectations, and, in some cases, far exceeded expectations.

Comparative Fees and Expense Ratios.  The Board examined fee and expense information for the Funds, as compared to other funds in each Fund’s peer group. The Board determined that the management fees and expense ratios for each Fund generally were near the median for its respective peer group or slightly higher. The Board also discussed the services provided to the Funds by REA, and the fees charged for those services under the Investment Management Agreements. The Board reviewed information concerning the fee and expense ratios for the Funds and comparative information with respect to similar products. It determined that the Funds’ figures were within the applicable peer group range. In addition, the Board considered its discussion with representatives of REA about the fees being charged to the Funds and considered the other administrative services provided by REA to the Funds. In light of the foregoing, the Board, including the Independent Directors, determined that the management fees were reasonable in relation to the wide array of customer services provided to the Funds’ unique client base. In

22	Regulatory and Shareholder Matters

view of the information presented, the Board concluded that each Fund’s management fee was reasonable.

Cost of Services and Profits Realized by the Adviser.  The Board considered the cost of the services provided by REA. The Board reviewed the information it had requested from REA concerning its profitability from the fees and the services provided to the Funds and the financial condition of REA for various past periods. The Board considered the profit margin information for REA’s investment company business as a whole, as well as REA’s profitability data for the Funds. The Board reviewed REA’s assumptions and the methods of cost allocation used by REA in preparing Fund-specific profitability data. The Board also discussed with REA the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board noted and discussed the additional services provided by REA to the Funds compared to other investment products managed by REA, and noted the fact that, in the cases of the Growth Fund and International Value Fund, REA, and not the Fund, would pay the subadvisory fees to the subadviser. The Board determined that REA should be entitled to earn a reasonable level of profits for the services it provides to the Funds. The Board also recognized that REA had made significant investments in the business of the Funds and had not fully recovered the sums invested. Based on its review, the Board, including the Independent Directors, concluded that REA’s level of profitability was low due to the increase in expense limitation for the Daily Income Fund and the general lack of growth assets across most Funds.

The Board also considered REA’s agreement to contractually limit fees and reimburse expenses to the extent necessary to keep certain Funds’ total annual operating expenses from exceeding specified amounts. Additionally, the Board considered REA’s voluntary commitment to waive Daily Income Fund expenses to the extent necessary to maintain a positive yield.

Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Board was satisfied that the current fee structure is appropriate.

Fall-Out Benefits.  The Board considered other actual and potential financial benefits that REA may derive from its relationship with the Funds. The Board noted, however, that the Funds benefit from the vast array of resources available through REA and the National Rural Electric Cooperative Association, the parent company of REA.

No single factor was determinative to the Board’s decision. Based on the Board’s discussion and such other matters as were deemed relevant, the Board, including the Independent Directors, concluded that the management fee rate and projected total expense ratios were reasonable in relation to the services to be provided to the Funds.

Based on the Board’s discussion and such other matters as were deemed relevant, the Board, including the Independent Directors, unanimously reapproved the Investment Management Agreements and concluded that the management fee rates and projected total expense ratios were fair and reasonable in relation to the services to be provided to the Funds and such other matters as the Board considered relevant in the exercise of its reasonable judgement.

BOARD OF DIRECTORS’ CONSIDERATION IN APPROVING THE T. ROWE PRICE SUB-ADVISOR AGREEMENT
(Growth Fund only).  REA, on behalf of the Growth Fund, has entered into a subadvisory agreement (“Subadvisory Agreement”) with T. Rowe Price Associates, Inc. (“T. Rowe Price”), pursuant to which T. Rowe Price is responsible for the day-to-day investment management assets of the Growth Fund, a series of Homestead.

At its September 28-29, 2010 meeting, the Board requested and received written materials from T. Rowe Price regarding: (a) the investment management and other services T. Rowe Price provides under the Subadvisory Agreement to manage the assets of the Growth Fund; (b) T. Rowe Price’s investment management personnel; (c) T. Rowe Price’s financial condition; (d) the level of the subadvisory fees that T. Rowe Price charges compared with the fees charged in connection with mutual funds comparable to the Growth Fund; (e) T. Rowe Price’s compliance program; and (f) T. Rowe Price’s disaster recovery plan.

Regulatory and Shareholder Matters	23

The Board based its consideration and evaluation of a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services provided to the Growth Fund under the Subadvisory Agreement;
•	investment performance of the Fund and T. Rowe Price;
•	fees charged by T. Rowe Price and expense ratio;
•	the costs of services and profits realized by T. Rowe Price; and
•	the fall-out benefits to T. Rowe Price.

The Board’s consideration with respect to each of the above factors is set forth below.

Nature, Extent and Quality of Services.  As noted above, the Board considered the nature, extent and quality of the services that is provided by T. Rowe Price to the Growth Fund and the resources T. Rowe Price dedicates to the Fund. In this regard, the Board evaluated, among other things, T. Rowe Price’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process used by T. Rowe Price in managing the Growth Fund. In this context, the Directors considered T. Rowe Price’s in-house research capabilities, as well as other resources available to T. Rowe Price, including research services available to T. Rowe Price as a result of securities transactions affected for investment advisory clients of T. Rowe Price. The Board considered the managerial and financial resources available to T. Rowe Price and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the current Subadvisory Agreement.

The Board also considered the quality of the services provided by T. Rowe Price and the quality of the resources available to the Growth Fund. The Board was advised that the standard of care under the current Subadvisory Agreement was comparable to that found in many investment advisory agreements. The Board considered T. Rowe Price’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the Growth Fund relative to other types of funds.

The Board concluded that the services to be provided by T. Rowe Price should continue to benefit the Growth Fund and its shareholders and also concluded that the investment philosophy, process and research capabilities of T. Rowe Price continue to be appropriate for the Fund. The Board concluded that the scope of the services provided to the Fund by T. Rowe Price were consistent with the Growth Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Board concluded, within the context of its overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services provided, supported the reapproval of the Subadvisory Agreement.

Investment Performance of the Fund and T. Rowe Price.  The Board examined the performance information for the Fund provided by T. Rowe Price. The Directors noted that T. Rowe Price became the Fund’s subadviser on December 5, 2008, and that before that date, the Fund had a different investment strategy in which it tried to match the performance of the Nasdaq-100 Index. The Board reviewed the average annual total returns for the Fund for the last year, the only relevant period since the Fund was managed pursuant to a different investment strategy prior to that period, and compared the returns to those of the Fund’s peer universe for the same time period. The Board noted that the Fund’s performance was above the average performance of the funds in the peer group for the trailing 12 months ending June 30, 2010, while the performance was on par with the Fund’s benchmark indices over the same period. In addition, the Board noted that for the period since T. Rowe Price had begun managing the Fund on December 5, 2008, the Fund had returned 30.94%, outperforming its benchmark index, the Russell 1000 Growth Index, which returned 22.67% for the same period.

The Board reviewed information about the performance of accounts managed by T. Rowe Price with a similar investment objective as that of the Growth Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the performance of the accounts managed by T. Rowe Price with a similar investment objective to the Growth Fund’s

24	Regulatory and Shareholder Matters

investment objective was sufficient to merit reapproval of the Subadvisory Agreement.

Comparative Fees Charged by T. Rowe Price and Expense Ratios.  The Board considered the fees paid to T. Rowe Price under the current Subadvisory Agreement. This information included comparison of the Growth Fund’s subadvisory fee to that charged by T. Rowe Price to other accounts with a similar investment objective to the Fund as well as the current management fee to be paid to REA under the existing Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Board noted that the Fund’s net total expense ratio was significantly below the average expense ratio of the funds in the Fund’s peer group for all relevant periods.

The Board also considered REA’s agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Growth Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets until at least April 30, 2011. The Board noted REA’s and T. Rowe Price’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the Growth Fund. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding the Subadvisory Agreement, that the subadvisory fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Costs of Services and Profits Realized by T. Rowe Price.  The Board considered the compensation indirectly to be received by T. Rowe Price from its relationship with the Growth Fund. The Directors noted that REA would continue to pay T. Rowe Price from the management fees received from the Fund.

Fall-Out Benefits to T. Rowe Price.  The Board also considered possible conflicts of interest associated with the provision of investment advisory services by T. Rowe Price to other clients. The Board considered the procedures of T. Rowe Price designed to fulfill its fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing and the record of T. Rowe Price in these matters. The Board also received and considered information concerning procedures of T. Rowe Price with respect to the execution of portfolio transactions.

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously reapproved the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable judgment. In the course of its deliberations, the Board did not identify any particular information that was all-important or controlling.

BOARD OF DIRECTORS’ CONSIDERATION IN APPROVING THE MERCATOR SUBADVISORY AGREEMENT
(International Value Fund only). REA, on behalf of the International Value Fund, has entered into a subadvisory agreement (“Subadvisory Agreement”) with Mercator Asset Management, L.P. (“Mercator”), pursuant to which Mercator is responsible for the day-to-day investment management of the assets of the International Value Fund, a series of Homestead.

At its September 28-29, 2010 meeting, the Board requested and received written materials from Mercator regarding: (a) the investment management and other services Mercator provides under the Subadvisory Agreement to manage the assets of the International Value Fund; (b) Mercator’s investment management personnel; (c) Mercator’s financial condition; (d) the level of the subadvisory fees that Mercator charges compared with the fees charged in connection with mutual funds comparable to the International Value Fund; (e) Mercator’s compliance program; and (f) Mercator’s disaster recovery plan.

The Board based its consideration and evaluation on a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services provided to the International Value Fund under the Subadvisory Agreement;
•	investment performance of the Fund and Mercator;
•	fees charged by Mercator and expense ratio;
•	the costs of services and profits realized by Mercator; and
•	the fall-out benefits to Mercator.

Regulatory and Shareholder Matters	25

The Board’s consideration with respect to each of the above factors is set forth below.

Nature, Extent and Quality of Services.  As noted above, the Board considered the nature, extent and quality of the services provided by Mercator to the International Value Fund and the resources Mercator dedicates to the Fund. In this regard, the Board evaluated, among other things, Mercator’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process used by Mercator in managing the International Value Fund. In this context, the Directors considered Mercator’s in-house research capabilities, as well as other resources available to Mercator, including research services available to Mercator as a result of securities transactions affected for investment advisory clients of Mercator. The Board considered the managerial and financial resources available to Mercator and concluded that they were sufficient to meet any reasonably foreseeable obligations under the current Subadvisory Agreement.

The Board also considered the quality of the services provided by Mercator and the quality of the resources available to the International Value Fund. The Board was advised that the standard of care under the current Subadvisory Agreement was comparable to that found in many investment agreements. The Board considered Mercator’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the International Value Fund relative to other types of funds.

The Board concluded that the services provided by Mercator should continue to benefit the International Value Fund and its shareholders and also concluded that the investment philosophy, process and research capabilities of Mercator continue to be appropriate for the Fund, given its investment objective and strategy. The Board concluded that the scope of the services provided to the Fund by Mercator were consistent with the International Value Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Board, including the Independent Directors, concluded, within the context of its overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services provided supported the reapproval of the Subadvisory Agreement.

Investment Performance of the Fund and the Sub-Adviser.  The Board examined the performance information for the Fund provided by Mercator. It was reminded that Mercator became the Fund’s subadviser on June 12, 2006. The Board reviewed the average annual total returns for the Fund for the last one, three and five years ended March 31, 2010 and compared the returns to those of the Fund’s peer universes for the same time periods. The Board noted that the Fund’s performance was significantly above the average performance of the funds in the peer group for all relevant periods. The Board noted that the Fund, on a relative basis, has outperformed the MSCI EAFE Index since inception and over the last three years. Over a one year time period, it has underperformed because Mercator’s investment style has been out of favor in the near term.

The Board reviewed information about the performance of accounts managed by Mercator with a similar investment objective as that of the International Value Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. The Board reviewed performance over various time periods, including one-, three-, five- and ten-year periods, performance under different market conditions and during different phases of the market cycle and the volatility of Mercator’s returns. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the performance of the accounts managed by Mercator with a similar investment objective to the International Value Fund’s investment objective was sufficient to merit reapproval of the Subadvisory Agreement.

Comparative Fees Charged by Mercator and Expense Ratios.  The Board considered the fees paid to Mercator under the current Subadvisory Agreement. The Board noted that the Fund’s net total expense ratio was significantly below the average expense ratio of the funds in the Fund’s peer group for all relevant periods. This information included comparison of the International Value Fund’s subadvisory fee to that charged by Mercator to other accounts with a similar investment objective to the Fund as well as the current management fee to be paid

26	Regulatory and Shareholder Matters

to REA under the existing Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Board also considered REA’s agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the International Value Fund’s total annual operating expenses from exceeding 0.99% of the Fund’s average daily net assets until at least April 30, 2011. The Board noted REA’s and Mercator’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the International Value Fund. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding the Subadvisory Agreement, that the subadvisory fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Costs of Services and Profits Realized by Mercator.  The Board considered the compensation indirectly received by Mercator from its relationship with the International Value Fund. The Directors noted that REA would continue to pay Mercator from the management fees received from the Fund.

Fall-Out Benefits to Mercator.  The Board also considered possible conflicts of interest associated with the provision of investment advisory services by Mercator to other clients. The Board considered the procedures of Mercator designed to fulfill its fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing and the record of Mercator in these matters. The Board also received and considered information concerning procedures of Mercator with respect to the execution of portfolio transactions.

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously reapproved the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable judgment. In the course of its deliberations, no single factor was determinative to the Board’s decision.

Regulatory and Shareholder Matters	27

 PORTFOLIO OF INVESTMENTS: Daily Income Fund
 December 31, 2010

CORPORATE NOTES	Interest Rate	Maturity Date	Face Amount	Value

(2.3% of portfolio)

Citigroup Inc.	6.50%	01/18/11	$2,000,000	$2,005,637
HSBC Finance Corp.	5.25	01/14/11	698,000	699,207
Wells Fargo & Co.	4.88	01/12/11	1,498,000	1,500,067

Total Corporate Notes (Cost $4,204,911)				4,204,911

COMMERCIAL PAPER

(71.9% of portfolio)

American Honda Finance Corp.	0.24	01/18/11	3,000,000	2,999,660
American Honda Finance Corp.	0.23	01/19/11	5,000,000	4,999,425
Chevron Funding Corp.	0.16	01/10/11	4,000,000	3,999,840
Coca-Cola Co.(a)	0.22	01/11/11	2,400,000	2,399,853
Coca-Cola Co.(a)	0.21	02/16/11	2,000,000	1,999,463
Coca-Cola Co.(a)	0.21	03/08/11	1,500,000	1,499,422
Coca-Cola Co.(a)	0.23	04/05/11	3,000,000	2,998,198
ConocoPhillips Qatar Funding Ltd.(a)	0.20	01/18/11	3,600,000	3,599,660
ConocoPhillips Qatar Funding Ltd.(a)	0.21	02/09/11	1,800,000	1,799,590
Deere & Co.(a)	0.20	01/27/11	9,000,000	8,998,700
Exxon Mobil Corp.	0.15	01/21/11	5,000,000	4,999,583
General Electric Capital Corp.	0.22	02/04/11	5,000,000	4,998,961
General Electric Capital Corp.	0.19	02/22/11	4,000,000	3,998,902
Google Inc.(a)	0.18	02/03/11	3,000,000	2,999,505
Google Inc.(a)	0.24	06/07/11	4,000,000	3,995,813
Hewlett-Packard Co.(a)	0.18	01/03/11	6,000,000	5,999,940
Hewlett-Packard Co.(a)	0.17	01/04/11	3,000,000	2,999,958
HSBC Finance Corp.	0.20	02/04/11	4,000,000	3,999,244
Johnson & Johnson(a)	0.16	01/24/11	3,000,000	2,999,693
Johnson & Johnson(a)	0.16	02/01/11	3,000,000	2,999,587
Johnson & Johnson(a)	0.22	04/06/11	3,000,000	2,998,258
Metlife Funding Inc.	0.20	01/07/11	3,500,000	3,499,883
Metlife Funding Inc.	0.18	01/12/11	5,500,000	5,499,698
Nestle Capital Corp.(a)	0.19	01/24/11	3,000,000	2,999,636
Nestle Capital Corp.(a)	0.18	03/10/11	3,000,000	2,998,980
PACCAR Financial Corp.	0.25	01/20/11	2,900,000	2,899,617
PACCAR Financial Corp.	0.23	01/28/11	1,000,000	999,828
PACCAR Financial Corp.	0.23	02/11/11	2,000,000	1,999,476
PepsiCo, Inc.(a)	0.16	01/14/11	4,000,000	3,999,769
PepsiCo, Inc.(a)	0.16	01/26/11	2,000,000	1,999,778
PepsiCo, Inc.(a)	0.16	02/01/11	3,000,000	2,999,587
Procter & Gamble Co.(a)	0.22	01/05/11	5,450,000	5,449,867
Procter & Gamble Co.(a)	0.21	04/12/11	3,500,000	3,497,938
Total Capital Canada, Ltd.(a)	0.28	06/22/11	3,000,000	2,995,987
Toyota Motor Credit Corp.	0.22	01/25/11	2,000,000	1,999,707
Toyota Motor Credit Corp.	0.21	02/14/11	1,000,000	999,743
Toyota Motor Credit Corp.	0.22	02/24/11	4,000,000	3,998,680
Toyota Motor Credit Corp.	0.24	03/22/11	2,000,000	1,998,933
UBS Finance Delaware LLC	0.20	01/12/11	3,000,000	2,999,817
UBS Finance Delaware LLC	0.24	02/28/11	3,000,000	2,998,864

Total Commercial Paper (Cost $135,119,043)				135,119,043

U.S. GOVERNMENT OBLIGATIONS

(21.8% of portfolio)

Federal Home Loan Bank	0.88	01/20/11	5,000,000	5,001,859
Federal Home Loan Bank Discount Note	0.15	03/15/11	4,000,000	3,998,783
U.S. Treasury Bill	0.13	01/27/11	8,000,000	7,999,249
U.S. Treasury Bill	0.13	02/17/11	4,000,000	3,999,321
U.S. Treasury Bill	0.13	03/10/11	5,000,000	4,998,772

28	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)
 December 31, 2010

	Interest Rate		Maturity Date	Face Amount	Value

(U.S. Government Obligations continued)

U.S. Treasury Bill	0.13%		03/17/11	$5,000,000	$4,998,646
U.S. Treasury Bill	0.23		07/28/11	5,000,000	4,993,543
U.S. Treasury Bill	0.22		07/28/11	5,000,000	4,993,544

Total U.S. Government Agency Obligations (Cost $40,983,717)					40,983,717

MONEY MARKET ACCOUNT				Shares

(4.0% of portfolio)

SSgA Prime Money Market Fund	0.13	(b)		7,543,483	7,543,483

Total Money Market Account (Cost $7,543,483)					7,543,483

TOTAL INVESTMENTS IN SECURITIES (Cost $187,851,154)—100%					$187,851,154

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. Total of such securities at period-end amounts to $75,229,182 and represents 40.1% of total investments.
(b)	7-day yield at December 31, 2010.

Portfolio of Investments	29

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund
 December 31, 2010

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value

(3.3% of portfolio)

Small Business Administration 93-20J	5.90%		10/01/13	$21,549	$22,421
Small Business Administration 98-20D	6.15		04/01/18	30,820	33,653
Small Business Administration 98-20E	6.30		05/01/18	29,976	32,835
Small Business Administration 98-20H	6.15		08/01/18	13,141	14,331
Small Business Administration 99-20D	6.15		04/01/19	44,581	48,672
Small Business Administration 04-20B	4.72		02/01/24	97,164	102,924
Small Business Administration 04-20C	4.34		03/01/24	134,102	140,610
Small Business Administration 05-10E	4.54		09/01/15	42,095	44,034
Small Business Administration Pool # 100075	3.50		05/25/19	37,857	36,974
Small Business Administration Pool # 500724	4.00	(a)	12/25/13	6,979	7,099
Small Business Administration Pool # 502261	1.38	(a)	10/25/17	15,665	15,559
Small Business Administration Pool # 502477	1.25	(a)	09/25/18	43,924	43,461
Small Business Administration Pool # 502543	0.95	(a)	01/25/19	77,949	78,067
Small Business Administration Pool # 502684	1.25	(a)	07/25/19	3,482	3,505
Small Business Administration Pool # 503278	0.88	(a)	02/25/21	33,264	33,318
Small Business Administration Pool # 503463	1.13	(a)	09/25/21	23,999	23,909
Small Business Administration Pool # 504305	0.88	(a)	10/25/23	5,732	5,696
Small Business Investment Companies 02-20K	5.08		11/01/22	41,936	44,801
Small Business Investment Companies 02-P10B	5.20		08/10/12	63,656	66,682
Small Business Investment Companies 03-10A	4.63		03/10/13	582,294	609,440
Small Business Investment Companies 03-10B	3.39		03/01/13	27,118	27,560
Small Business Investment Companies 03-P10A	4.52		02/10/13	5,245	5,481
Small Business Investment Companies 03-P10B	5.14		08/10/13	41,047	43,503
Small Business Investment Companies 04-10A	4.12		03/10/14	244,437	254,521
Small Business Investment Companies 04-10B	4.68		09/10/14	243,727	255,822
Small Business Investment Companies 04-P10A	4.50		02/10/14	41,363	43,311
Small Business Investment Companies 05-10B	4.94		09/10/15	266,788	287,357
Small Business Investment Companies 05-P10A	4.64		02/10/15	67,741	71,022
Small Business Investment Companies 07-10A	5.38		03/10/17	96,246	103,756

Total Asset Backed Securities (Cost $2,338,859)					2,500,324

MORTGAGE BACKED SECURITIES

(7.6% of portfolio)

FDIC Structured Sale Guaranteed Notes 2010-S3 (b)	2.74		12/06/20	1,000,000	999,880
GNMA #2602	6.00		06/20/28	68,269	75,235
GNMA #2707	5.50		01/20/14	8,065	8,561
GNMA #8004	2.63	(a)	07/20/22	28,479	29,162
GNMA #8006	2.63	(a)	07/20/22	27,146	27,797
GNMA #8038	2.63	(a)	08/20/22	16,254	16,644
GNMA #8040	2.63	(a)	08/20/22	41,580	42,577
GNMA #8054	3.13	(a)	10/20/22	10,351	10,653
GNMA #8076	3.13	(a)	11/20/22	16,970	17,465
GNMA #8102	4.00	(a)	02/20/16	5,914	6,109
GNMA #8103	4.00	(a)	02/20/16	22,838	23,603
GNMA #8157	3.38	(a)	03/20/23	30,689	31,642
GNMA #8191	3.38	(a)	05/20/23	49,011	50,549
GNMA #8215	3.38	(a)	04/20/17	4,653	4,799
GNMA #8259	2.63	(a)	08/20/23	13,981	14,316
GNMA #8297	4.00	(a)	12/20/17	13,315	13,763
GNMA #8332	3.50	(a)	03/20/18	8,578	8,848
GNMA #8344	3.50	(a)	04/20/18	20,196	20,849
GNMA #8384	3.38	(a)	03/20/24	7,368	7,597
GNMA #8393	4.00	(a)	08/20/18	7,845	8,087
GNMA #8400	2.63	(a)	08/20/18	11,449	11,724
GNMA #8405	4.00	(a)	09/20/18	13,231	13,639
GNMA #8423	3.38	(a)	05/20/24	8,823	9,100
GNMA #8429	4.00	(a)	11/20/18	15,329	15,845

30	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
 December 31, 2010

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

GNMA #8459	2.63	(a)%	07/20/24	$13,556	$13,881
GNMA #8499	3.88	(a)	05/20/19	9,070	9,355
GNMA #8518	3.13	(a)	10/20/24	12,185	12,541
GNMA #8532	3.13	(a)	10/20/24	17,178	17,680
GNMA #8591	3.38	(a)	02/20/25	43,690	45,046
GNMA #8638	3.38	(a)	06/20/25	14,679	15,140
GNMA #8648	2.63	(a)	07/20/25	23,070	23,623
GNMA #8663	2.63	(a)	07/20/25	18,491	18,934
GNMA #8680	3.50	(a)	08/20/20	18,977	19,547
GNMA #8687	2.63	(a)	08/20/25	4,598	4,708
GNMA #8702	3.13	(a)	10/20/20	7,193	7,404
GNMA #8747	3.13	(a)	11/20/25	13,270	13,657
GNMA #8807	2.63	(a)	07/20/21	16,807	17,210
GNMA #8836	2.63	(a)	09/20/21	15,472	15,843
GNMA #8847	3.38	(a)	04/20/26	16,006	16,508
GNMA #8869	3.13	(a)	11/20/21	51,255	52,753
GNMA #8873	3.13	(a)	11/20/21	22,392	23,046
GNMA #8877	3.38	(a)	05/20/26	3,857	3,978
GNMA #8883	3.13	(a)	12/20/21	17,894	18,416
GNMA #8915	3.38	(a)	02/20/22	17,387	17,927
GNMA #8934	3.38	(a)	03/20/22	28,795	29,689
GNMA #8978	3.38	(a)	05/20/22	71,776	74,029
GNMA #80053	3.38	(a)	03/20/27	3,446	3,553
GNMA #80058	3.38	(a)	04/20/27	3,506	3,616
GNMA #80185	3.38	(a)	04/20/28	34,721	35,811
GNMA #80264	3.25	(a)	03/20/29	36,839	37,966
GNMA #80283	3.38	(a)	05/20/29	22,663	23,375
GNMA #80300	2.63	(a)	07/20/29	20,164	20,648
GNMA #80309	2.63	(a)	08/20/29	8,566	8,771
GNMA #80363	3.25	(a)	01/20/30	70,275	72,425
GNMA #80426	2.63	(a)	07/20/30	3,033	3,106
GNMA #80452	2.63	(a)	09/20/30	19,661	20,132
GNMA #80475	2.88	(a)	12/20/30	36,359	37,361
GNMA #80577	2.75	(a)	02/20/32	5,865	6,023
GNMA #80684	3.38	(a)	04/20/33	15,529	16,017
GNMA #81129	4.50	(a)	10/20/34	430,043	445,817
GNMA #510280	6.00		08/15/14	9,493	10,333
GNMA #583189	4.50		02/20/17	56,552	59,877
GNMA #607494	5.00		04/15/19	31,389	33,739
GNMA #616274	5.00		02/15/19	38,013	40,733
GNMA #780336	6.50		02/15/11	22	22
GNMA 1996-4	7.00		04/16/26	5,384	5,764
GNMA 2001-53	5.50		10/20/31	37,381	39,198
GNMA 2001-53	0.61	(a)	10/20/31	6,895	6,896
GNMA 2001-61	0.76	(a)	09/20/30	4,691	4,692
GNMA 2002-15	5.50		11/20/31	68,120	71,612
GNMA 2002-20	4.50		03/20/32	26,064	27,759
GNMA 2002-88	5.00		05/16/31	52,326	53,677
GNMA 2003-11	4.00		10/17/29	48,495	51,207
GNMA 2003-12	4.50		02/20/32	28,962	30,420
GNMA 2003-26	0.71	(a)	04/16/33	15,884	15,995
GNMA 2003-97	4.50		03/20/33	65,347	69,139
GNMA 2004-17	4.50		12/20/33	157,507	166,782
GNMA 2004-102	5.50		04/20/34	79,992	88,962
GNMA 2005-56	5.00		08/20/31	80,673	82,389
GNMA 2007-30	5.50		03/20/35	60,383	61,051
GNMA 2008-50	5.50		06/16/38	551,886	570,190

Portfolio of Investments	31

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
 December 31, 2010

	Interest Rate/
	Yield		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Government Lease Trust 99-C1A(b)	4.00%		05/18/11	$522,959	$528,056
Government Lease Trust 99-C1A(b)	4.00		05/18/11	165,000	166,608
NCUA Guaranteed Notes 2010-C1	1.60		10/29/20	984,128	964,117

Total Mortgage Backed Securities (Cost $5,704,349)					5,823,198

MUNICIPAL BONDS

(4.6% of portfolio)

Arizona State University	5.38		07/01/19	700,000	746,977
Bel Aire, Kansas	7.50		05/01/35	435,000	489,749
Bel Aire, Kansas	7.75		05/01/41	555,000	627,988
Broward County, Florida	5.25		01/01/16	250,000	252,500
Broward County, Florida	5.25		01/01/17	300,000	303,000
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	250,000	252,262
Johnson City, Tennessee—Public Building Authority	7.00		09/01/18	100,000	103,787
Miami-Dade County, Florida Educational Facilities Authority	4.32		04/01/12	695,000	721,751

Total Municipal Bonds (Cost $3,484,147)					3,498,014

CORPORATE BONDS

(15.8% of portfolio)

Bank of the Cascades	2.65		02/12/12	1,000,000	1,008,734
Citibank N.A.	1.63		03/30/11	1,000,000	1,003,419
Citibank N.A.	1.50		07/12/11	350,000	352,281
FirstBank Puerto Rico	1.65		02/20/13	250,000	251,721
GE Capital Financial Inc.	2.50		05/31/11	250,000	252,002
GE Money Bank	1.75		07/23/13	250,000	252,028
General Electric Capital Corp.	1.63		01/07/11	1,000,000	1,000,039
General Electric Capital Corp.	1.80		03/11/11	1,000,000	1,002,929
General Electric Capital Corp.	3.00		12/09/11	1,000,000	1,024,041
GMAC LLC	2.20		12/19/12	500,000	514,265
JPMorgan Chase & Co.	1.65		02/23/11	1,000,000	1,001,910
Morgan Stanley	3.25		12/01/11	1,000,000	1,026,019
New York Community Bank	3.00		12/16/11	1,000,000	1,023,956
Oriental Bank & Trust	2.75		03/16/12	1,000,000	1,023,291
Rowan Companies Inc.	2.80		10/20/13	234,279	234,836
Sallie Mae Bank	2.35		05/06/11	100,000	100,614
State Street Corp.	1.85		03/15/11	1,000,000	1,003,239

Total Corporate Bonds (Cost $11,940,724)					12,075,324

U.S. GOVERNMENT AND AGENCY OBLIGATIONS

(67.0% of portfolio)

FDIC Structured Sale Guaranteed Notes(b)	0.00	(c)	10/25/11	1,000,000	994,390
FDIC Structured Sale Guaranteed Notes(b)	0.00	(c)	10/25/12	1,000,000	973,380
Government Trust Certificate (Sri Lanka Trust)	0.66	(a)	06/15/12	37,500	37,500
National Archives Facility Trust	8.50		09/01/19	44,674	54,144
Overseas Private Investment Corp.	5.35	(d)	07/31/11	1,634,609	2,024,643
Overseas Private Investment Corp.	4.55	(d)	09/15/11	2,000,000	2,305,280
Overseas Private Investment Corp.	4.90	(e)	12/10/17	1,500,000	1,721,115
Overseas Private Investment Corp.	1.45	(d)	09/20/13	1,000,000	1,211,650
Overseas Private Investment Corp.	1.45	(d)	09/20/13	3,015,000	3,029,140
Overseas Private Investment Corp.	5.08	(e)	12/10/13	250,000	332,275
Overseas Private Investment Corp.	1.90	(e)	12/31/13	305,575	314,981
Overseas Private Investment Corp.	3.46	(d)	07/12/14	500,000	537,755
Overseas Private Investment Corp.	1.84	(d)	07/12/14	1,500,000	1,499,700

32	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
 December 31, 2010

	Interest Rate/
	Yield		Maturity Date	Face Amount	Value

(U.S. Government And Agency Obligations continued)

Overseas Private Investment Corp.	4.10%		11/15/14	$117,040	$122,282
Overseas Private Investment Corp.	3.56	(d)	12/14/14	1,000,000	1,101,730
Overseas Private Investment Corp.	1.62	(d)	12/14/14	1,000,000	982,020
Overseas Private Investment Corp.	3.74		04/15/15	90,207	94,370
Overseas Private Investment Corp.	4.81	(e)	07/12/16	200,000	240,172
Overseas Private Investment Corp.	4.87	(e)	09/07/16	1,000,000	1,269,340
Overseas Private Investment Corp.	3.62		09/15/16	52,170	54,465
Overseas Private Investment Corp.	4.59	(e)	12/09/16	1,000,000	1,152,250
Overseas Private Investment Corp.	4.59	(e)	12/09/16	1,300,000	1,497,899
Overseas Private Investment Corp.	3.56	(d)	04/23/17	2,000,000	2,075,160
Overseas Private Investment Corp.	5.66	(e)	06/10/18	900,000	1,158,623
Overseas Private Investment Corp.	2.00	(e)	06/10/18	1,500,000	1,554,165
Overseas Private Investment Corp.	1.84	(e)	06/10/18	1,000,000	979,130
Philippine Power Trust I(b)	5.40		09/26/18	476,190	495,172
Private Export Funding Corp.	4.97		08/15/13	1,100,000	1,212,598
SALLIE MAE	7.30		08/01/12	1,875,000	2,080,470
U.S. Department of Housing and Urban Development	7.50		08/01/11	102,000	102,528
U.S. Department of Housing and Urban Development	4.79		08/01/11	514,000	527,127
U.S. Department of Housing and Urban Development	6.93		08/01/13	340,000	340,689
U.S. Department of Housing and Urban Development	7.72		08/01/13	360,000	360,560
U.S. Department of Housing and Urban Development	7.63		08/01/14	90,000	90,171
U.S. Department of Housing and Urban Development	7.91		08/01/17	197,000	198,051
U.S. Department of Housing and Urban Development	5.77		08/01/17	1,000,000	1,077,930
U.S. Department of Housing and Urban Development	7.93		08/01/18	430,000	432,330
U.S. Department of Housing and Urban Development	6.07		08/01/21	500,000	537,298
U.S. Department of Housing and Urban Development	6.12		08/01/22	1,000,000	1,071,739
United States Treasury Note	1.38		05/15/12	4,000,000	4,053,124
United States Treasury Note	1.50		07/15/12	1,000,000	1,016,602
United States Treasury Note	1.38		09/15/12	3,000,000	3,043,476
United States Treasury Note	1.13		12/15/12	1,000,000	1,010,273
United States Treasury Note	1.38		02/15/13	3,000,000	3,045,234
United States Treasury Note	1.38		05/15/13	1,000,000	1,014,380
United States Treasury Note	2.38		02/28/15	2,000,000	2,061,260

Total U.S. Government and Agency Obligations (Cost $50,168,228)					51,088,571

MONEY MARKET ACCOUNT				Shares

(1.7% of portfolio)

SSgA Prime Money Market Fund	0.13	(f)		1,323,186	1,323,186

Total Money Market Account (Cost $1,323,186)					1,323,186

TOTAL INVESTMENTS IN SECURITIES (Cost $74,959,493)—100%					$76,308,617

(a)	Variable coupon rate as of December 31, 2010.
(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $4,157,486 and represents 5.4% of total investment.
(c)	Zero coupon rate.
(d)	Interest is paid at maturity.
(e)	Interest is paid at put date.
(f)	7-day yield at December 31, 2010.

Portfolio of Investments	33

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund
 December 31, 2010

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value

(32.1% of portfolio)

BASIC INDUSTRIES—6.2%
Amgen Inc.	0.13%		02/01/11	$3,650,000	$3,645,438
Atlantic Richfield Co.	8.50		04/01/12	160,000	172,845
Atlantic Richfield Co.	8.60		05/15/12	1,200,000	1,283,640
Chevron Corp.	3.45		03/03/12	250,000	257,967
E.I. Du Pont de Nemours Co.	0.00	(a)	02/15/38	785,000	778,065
Emerson Electric Co.	0.00	(a)	03/27/40	1,100,000	1,062,757
General Electric Co.	5.00		02/01/13	1,625,000	1,737,081
Ingersoll-Rand Global Holding Co. LTD.	9.50		04/15/14	350,000	421,649
PPG Industries Inc.	5.75		03/15/13	470,000	510,118
PACCAR Inc.	6.38		02/15/12	1,300,000	1,377,745
PACCAR Inc.	1.48	(a)	09/14/12	1,100,000	1,119,519
Pepsico Capital Resources Inc.	0.00	(c)	04/01/12	420,000	411,900
SeaRiver Maritime, Inc.	0.00	(c)	09/01/12	6,515,000	6,265,971
Whirlpool Corp.	8.00		05/01/12	125,000	134,702

Total Basic Industries					19,179,397

CONSUMER STAPLES—0.1%
Food Products
H.J. Heinz Co.(b)	15.59	(a)	12/01/20	150,000	168,983

Total Consumer Staples					168,983

CONSUMER DISCRETIONARY—0.2%
Multimedia
Walt Disney Co.	6.38		03/01/12	475,000	505,870

Total Consumer Discretionary					505,870

FINANCE—18.5%
Banks
Allied Irish Banks NY	2.05	(a)	03/02/12	3,600,000	3,595,586
Allied Irish Banks NY	2.54	(a)	08/13/12	3,500,000	3,497,316
Allied Irish Banks NY	3.45	(a)	09/28/12	2,450,000	2,462,610
BA Covered Bond Issuer(b)	5.50		06/14/12	800,000	841,808
Bank of America Corp.	7.23		08/15/12	200,000	214,317
Citigroup Inc.	6.50		01/18/11	500,000	501,022
Citigroup Inc.	6.00		12/13/13	975,000	1,065,417
Comerica Bank	0.39	(a)	05/24/11	1,985,000	1,984,174
Key Bank N.A.	7.41		10/15/27	1,050,000	1,164,276
Landesbank Baden-Wueterttemberg NY	5.05		12/30/15	100,000	112,528
National City Bank	6.25		03/15/11	340,000	343,544
National City Bank of Kentucky	6.30		02/15/11	985,000	990,843
National City Corp.	4.00		02/01/11	3,925,000	3,929,906
US Bank N.A	5.92		05/25/12	332,792	346,227
Union Bank N.A	5.95		05/11/16	525,000	558,810
Consumer Loans
American Express Credit Corp.	7.30		08/20/13	525,000	591,600
American General Finance Corp.	4.88		07/15/12	375,000	352,969
General Electric Capital Corp.	1.14	(a)	02/18/11	260,000	259,984
General Electric Capital Corp.	6.00		09/12/11	295,000	297,172
General Electric Capital Corp.	5.25		02/21/12	480,000	500,176
General Electric Capital Corp.	8.13		05/15/12	750,000	810,320
General Electric Capital Corp.	0.60	(a)	03/20/13	1,650,000	1,614,325
General Electric Capital Corp.	0.37	(a)	12/20/13	700,000	669,267
General Electric Capital Corp.	0.45	(a)	09/15/14	2,350,000	2,271,383
HSBC Finance Corp.	6.75		05/15/11	225,000	229,888
HSBC Finance Corp.	0.50	(a)	08/09/11	1,575,000	1,573,463

34	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2010

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)

HSBC Finance Corp.	5.00%		12/15/11	$250,000	$255,114
John Deere Capital Corp.	2.00		04/15/11	1,150,000	1,150,139
Washington Mutual Finance Corp.	6.88		05/15/11	1,775,000	1,812,067
Diversified Financial Services
CIT Group Funding Co. of Delaware	10.25		05/01/17	236,738	241,781
CIT Group Inc.	7.00		05/01/13	84,651	86,344
CIT Group Inc.	7.00		05/01/14	126,977	128,247
CIT Group Inc.	7.00		05/01/15	126,977	127,294
CIT Group Inc.	7.00		05/01/16	211,629	212,423
CIT Group Inc.	7.00		05/01/17	296,280	297,021
PACCAR Financial Corp.	3.79	(a)	01/12/11	1,125,000	1,125,744
Insurance
Aetna Inc.	7.88		03/01/11	600,000	606,754
Aetna Inc.	5.75		06/15/11	600,000	613,291
American International Group, Inc.	5.38		10/18/11	1,975,000	2,030,770
American International Group, Inc.	0.40	(a)	10/18/11	1,650,000	1,636,986
American International Group, Inc.	4.25		05/15/13	3,425,000	3,544,354
American International Group, Inc.	3.65		01/15/14	275,000	279,696
Berkshire Hathaway Inc.	1.40		02/10/12	2,350,000	2,367,272
Genworth Global Funding	5.13		03/15/11	100,000	100,725
Genworth Global Funding	5.38		09/15/11	1,590,000	1,633,617
Hartford Life Global Funding	5.20		02/15/11	660,000	663,351
Hartford Life Global Funding	0.40	(a)	03/15/11	250,000	249,992
Hartford Life Global Funding	0.39	(a)	01/17/12	1,150,000	1,145,331
Health Care Service Corp.(b)	7.75		06/15/11	275,000	278,510
Loews Corp.	8.88		04/15/11	1,050,000	1,073,963
Principal Life Income Funding	2.54	(a)	03/01/12	500,000	509,010
Protective Life Secured Trust	4.00		04/01/11	450,000	453,817
Protective Life Secured Trust	3.10	(a)	07/10/12	750,000	756,952
Reliance Standard Life(b)	5.63		03/15/11	800,000	806,301
Travelers Insurance Co. Instutional Funding Ltd.	0.78	(a)	06/15/11	300,000	299,578
Investment Banker/Broker
Morgan Stanley	0.59	(a)	01/09/14	1,775,000	1,712,705

Total Finance					56,978,080

HEALTH CARE—1.3%
Health Care Equipment & Supplies
Medtronic Inc.	1.50		04/15/11	2,150,000	2,150,000
Pharmaceuticals
Allergan Inc.	7.47		04/17/12	350,000	368,754
Elly Lilly & Co.	3.55		03/06/12	225,000	232,142
Novartis Capital Corp.	1.90		04/24/13	475,000	482,581
Pfizer Inc.	4.45		03/15/12	675,000	704,332

Total Health Care					3,937,809

INFORMATION TECHNOLOGY—0.9%
Communication Equipment
Cisco Systems Inc.	5.25		02/22/11	450,000	452,820
Computers
Dell Inc.	3.38		06/15/12	225,000	232,819
Dell Inc.	1.40		09/10/13	650,000	651,202
Hewlett Packard Co.	2.25		05/27/11	450,000	453,892
Hewlett Packard Co.	4.25		02/24/12	975,000	1,013,216

Total Information Technology					2,803,949

Portfolio of Investments	35

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2010

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)

TRANSPORTATION—1.4%
Airline

Southwest Airlines Inc.	8.70%		07/01/11	$173,142	$177,705
Southwest Airlines Inc.	7.22		07/01/13	654,686	677,524
Road & Rail
Burlington Northern & Santa Fe Railway Co.	6.20		05/01/13	225,000	248,234
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	1,091,324	1,165,074
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	164,632	175,333
Consolidated Rail Corp.	6.76		05/25/15	89,259	87,595
CSX Transportation Inc.	8.38		10/15/14	230,333	267,939
GATX Corp.	9.00		11/15/13	219,858	253,179
GATX Corp.	8.75		05/15/14	125,000	145,030
Union Pacific Railroad Co.	7.28		06/01/11	100,000	102,616
Union Pacific Railroad Co.	6.73		12/01/11	1,000,000	1,051,815
Union Pacific Railroad Co.	6.85		01/02/19	83,556	94,211

Total Transportation					4,446,255

UTILITIES—3.5%
Electric & Gas
Aquila Inc.	11.88		07/01/12	250,000	283,576
Energy East Corp.	6.75		06/15/12	100,000	106,850
FPL Group Capital Inc.	0.69	(a)	11/09/12	2,475,000	2,486,291
Georgia Power Co.	0.62	(a)	03/15/13	1,650,000	1,658,139
Georgia Power Co.	1.30		09/15/13	1,725,000	1,727,498
Michigan Consolidated Gas Co.	7.06		05/01/12	325,000	346,041
Northern Illinois Gas Co.	6.63		02/01/11	405,000	406,799
Rochester Gas & Electric Corp.	6.95		04/01/11	530,000	537,986
Southern California Gas Co.	4.80		10/01/12	165,000	175,136
Telephone
AT&T Corp.	7.30		11/15/11	250,000	264,097
Nextel Communications, Inc.	7.38		08/01/15	1,350,000	1,351,687
Verizon Pennsylvania Inc.	5.65		11/15/11	1,350,000	1,404,651

Total Utilities					10,748,751

Total Corporate Bonds (Cost $96,323,876)					98,769,094

YANKEE BONDS

(9.6% of portfolio)

Bank of Ireland(b)	2.75		03/02/12	3,030,000	2,888,344
BMW Finance NV	5.00		02/02/11	1,150,000	1,153,401
BP Capital Markets PLC	1.30	(a)	03/17/11	750,000	751,332
BP Capital Markets PLC	2.38		12/14/11	1,450,000	1,463,417
BP Capital Markets PLC	3.13		03/10/12	3,550,000	3,630,021
DEPFA ACS Bank(b)	4.88		10/28/15	500,000	495,615
Hydro-Quebec	6.27		01/03/26	80,000	93,379
International Bank for Reconstruction and Development	0.00	(c)	01/15/11	875,000	874,822
International Bank for Reconstruction and Development	0.00	(c)	04/15/11	250,000	249,538
International Bank for Reconstruction and Development	0.00	(c)	10/15/11	250,000	248,550
Irish Life & Permanent(b)	3.60		01/14/13	7,900,000	7,086,442
Japan Finance Corp.	2.00		06/24/11	1,125,000	1,133,462
Korea Development Bank	8.00		01/23/14	500,000	570,750
Norsk Hydro ASA	9.00		04/15/12	600,000	657,380
Province of Ontario	3.38		05/20/11	1,125,000	1,137,555
Royal Bank of Scottland PLC	3.40		08/23/13	1,225,000	1,237,442
Royal Philips Electronics NV	4.63		03/11/13	475,000	506,810
Santander US Debt SA Unipersonal(b)	0.69	(a)	10/21/11	975,000	968,076
Scotland International Financial No. 2(b)	6.50		02/15/11	100,000	99,739

36	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2010

	Interest Rate		Maturity Date	Face Amount	Value

(Yankee Bonds continued)

Shell International Finance BV	5.63%		06/27/11	$1,100,000	$1,126,561
Shell International Finance BV	1.88		03/25/13	700,000	710,557
Trans-Canada Pipelines Ltd.	8.63		05/15/12	2,195,000	2,415,650

Total Yankee Bonds (Cost $29,811,477)					29,498,843

ASSET BACKED SECURITIES

(21.1% of portfolio)

Access Group Inc. 01	0.65	(a)	05/25/29	770,446	696,243
Access Group Inc. 05	0.52	(a)	07/25/22	1,343,775	1,227,548
ACLC Franchise Loan Receivables Trust 97-A(b)	0.71	(a)	09/17/12	3,817	3,227
ACLC Franchise Loan Receivables Trust 97-B(b)	6.73		04/15/14	127,356	117,305
AEP Texas Central Transition Funding 06-A	4.98		07/01/15	298,769	312,610
Americredit Automobile Receivables Trust 06-AF	5.64		09/06/13	127,778	128,369
Americredit Automobile Receivables Trust 06-BG	5.21		09/06/13	572,285	581,319
Americredit Automobile Receivables Trust 06-RM	5.53		01/06/14	2,601,883	2,634,884
Americredit Automobile Receivables Trust 07-AX	0.31	(a)	10/06/13	941,470	934,563
Americredit Automobile Receivables Trust 07-CM	5.55		04/07/14	134,858	139,625
Americredit Automobile Receivables Trust 07-CM	0.35	(a)	04/07/14	1,011,435	1,008,521
Americredit Automobile Receivables Trust 07-DF	5.56		06/06/14	370,263	387,836
Americredit Automobile Receivables Trust 08-AF	6.96		10/14/14	400,000	429,348
Americredit Automobile Receivables Trust 10-B	1.18		02/06/14	1,025,000	1,025,706
Bayview Auto Trust 05-LJ1	4.09		05/25/12	134,777	136,918
CIT Equipment Collateral 08-VT1	6.59		12/22/14	627,336	643,182
CIT Marine Trust 99-A	6.25		11/15/19	340,885	327,713
Community Reinvestment Revenue Notes 19(b)	4.68		08/01/35	720,000	631,620
CPS Auto Trust 05-C(b)	4.79		05/15/12	50,464	50,538
CPS Auto Trust 07-C(b)	5.92		05/15/14	1,584,990	1,647,061
CPS Auto Trust 08-A(b)	6.48		07/15/13	337,983	350,742
CPS Auto Trust 10-A(b)	2.89		03/15/16	121,842	121,677
Credit Acceptance Auto Loan Trust 09-1(b)	3.96		11/15/16	1,150,000	1,155,244
E-Trade RV & Marine Trust 04-1	3.62		10/08/18	61,298	61,368
First Financial Credit Card Master Note Trust II 10-B(b)	3.00		07/17/17	3,050,000	3,084,384
First Financial Credit Card Master Note Trust II 10-C(b)	5.19		09/17/18	450,000	445,284
First Financial Credit Card Master Note Trust II 10-D(b)	3.72		06/17/19	1,725,000	1,727,553
First National Master Note Trust 09-3	1.61	(a)	07/15/15	1,450,000	1,452,911
Ford Credit Auto Owner Trust 07-A	5.47		06/15/12	480,726	489,410
GS Auto Loan Trust 07-1	5.48		12/15/14	1,654,586	1,690,728
KeyCorp Student Loan Trust 99-B	0.72	(a)	08/25/27	119,360	117,278
KeyCorp Student Loan Trust 00-A	0.61	(a)	05/25/29	2,524,723	2,165,340
KeyCorp Student Loan Trust 00-B	0.60	(a)	07/25/29	2,085,551	1,633,789
KeyCorp Student Loan Trust 01-A	0.57	(a)	06/27/31	1,197,618	840,103
KeyCorp Student Loan Trust 03-A	0.60	(a)	10/25/25	11,021	11,012
KeyCorp Student Loan Trust 04-A	0.72	(a)	01/27/43	1,005,292	838,538
KeyCorp Student Loan Trust 04-A	0.59	(a)	10/28/41	803,874	731,857
KeyCorp Student Loan Trust 05-A	0.70	(a)	09/27/40	891,956	718,280
KeyCorp Student Loan Trust 05-A	0.43	(a)	03/27/24	207,451	199,721
KeyCorp Student Loan Trust 06-A	0.38	(a)	06/27/25	528,877	507,430
LAI Vehicle Lease Securitization Trust 10-A(b)	2.55		09/15/16	1,500,000	1,498,530
Long Beach Auto Receivables Trust 06-A	5.50		05/15/13	428,094	428,744
Long Beach Auto Receivables Trust 06-B	5.18		09/15/13	326,799	328,927
Long Beach Auto Receivables Trust 07-A	5.03		01/15/14	153,996	156,167
Marriott Vacation Club Owners Trust 06-1A(b)	5.74		04/20/28	137,917	144,287
Marriott Vacation Club Owners Trust 08-1A(b)	7.20		05/20/30	382,882	415,972
Merrill Auto Trust Securitization 07-01	0.32	(a)	12/15/13	365,027	364,036
National Collegiate Student Loan Trust 04-1	0.56	(a)	06/25/27	5,562,431	4,538,150
National Collegiate Student Loan Trust 05-1	0.40	(a)	10/26/26	1,161,425	1,087,698
National Collegiate Student Loan Trust 05-3	0.50	(a)	07/25/28	700,000	615,270
National Collegiate Student Loan Trust 06-1	0.45	(a)	05/25/26	825,000	708,789

Portfolio of Investments	37

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2010

	Interest Rate		Maturity Date	Face Amount	Value

(Asset Backed Securities continued)

National Collegiate Student Loan Trust 07-1	0.30	(a)%	06/25/25	$1,776,635	$1,745,710
Prestige Auto Receivables Trust 09-1A(b)	5.67		04/15/17	389,180	394,908
SLC Student Loan Trust 06-A	0.59	(a)	07/15/36	1,450,000	1,109,707
SLC Student Loan Trust 06-A	0.74	(a)	07/15/36	2,375,000	1,561,353
SLM Student Loan Trust 03-B	0.70	(a)	03/15/22	4,563,986	4,189,105
SLM Student Loan Trust 04-A	0.50	(a)	03/16/20	1,919,568	1,802,673
SLM Student Loan Trust 05-A	0.44	(a)	12/15/20	272,959	261,226
SLM Student Loan Trust 06-A	0.38	(a)	12/15/20	71,507	71,280
SLM Student Loan Trust 06-B	0.35	(a)	06/15/21	536,852	532,642
SLM Student Loan Trust 06-C	0.43	(a)	06/15/21	1,300,000	1,213,684
SLM Student Loan Trust 07-A	0.42	(a)	09/15/25	3,250,000	2,857,994
Santander Drive Auto Receivables Trust 07-2	1.06	(a)	08/15/14	467,238	467,413
Santander Drive Auto Receivables Trust 07-3	5.52		10/15/14	1,085,093	1,099,294
Small Business Administration 02-20K	5.08		11/01/22	146,775	156,802
Small Business Administration 03-10B	3.39		03/01/13	61,014	62,010
Small Business Administration 03-P10B	5.14		08/10/13	49,257	52,204
Small Business Administration 05-10E	4.54		09/01/15	105,236	110,086
Tidewater Auto Receivable Trust 10-A(b)	5.92		05/15/17	300,992	304,556
Triad Automobile Receivables Trust 06-B	5.52		11/12/12	63,519	63,604
Triad Automobile Receivables Trust 06-C	5.31		05/13/13	278,165	281,769
Triad Automobile Receivables Trust 07-A	0.32	(a)	02/12/14	1,635,423	1,619,217
UPFC Auto Receivables Trust 07-A	5.53		07/15/13	44,269	44,486
World Financial Network Credit Card Master Trust 09-A	4.60		09/15/15	2,950,000	3,032,786

Total Asset Backed Securities (Cost $62,511,218)					64,727,864

MORTGAGE BACKED SECURITIES

(14.0% of portfolio)

Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	221,632	188,911
ABN Amro Mortgage Corp. 03-9	4.52		08/25/18	532,147	493,455
ACE Securities Corp. 06-ASL1	0.40	(a)	02/25/36	697,510	157,480
ACE Securities Corp. 06-GP1	0.39	(a)	02/25/31	297,249	223,609
ACE Securities Corp. 06-SL1	0.58	(a)	09/25/35	223,761	47,175
Adjustable Rate Mortgage Trust 05-10	3.01	(a)	01/25/36	154,004	104,378
American Business Financial Services 02-1	7.01		12/15/32	74,886	47,374
American Home Mortgage Investment Trust 05-01	2.46	(a)	06/25/45	333,190	303,888
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	54,252	51,657
Amresco Residential Securities 98-1	7.57		10/25/27	97,102	101,335
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	253,769	192,771
Banc of America Funding Corp. 04-A	4.94	(a)	09/20/34	98,602	99,201
Banc of America Funding Corp. 05-G	5.17	(a)	10/20/35	1,142,090	1,084,503
Banc of America Funding Corp. 07-5	6.50		07/25/37	160,440	140,854
Banc of America Mortgage Securites Inc. 02-J	3.25	(a)	09/25/32	9,114	8,992
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	89,669	91,430
Banc of America Mortgage Securities Inc. 05-C	2.97	(a)	04/25/35	84,892	74,199
Bayview Financial Asset Trust 07-SR1A(b)	0.71	(a)	03/25/37	327,031	158,296
Bear Stearns Adjustable Rate Mortgage Trust 04-10	2.95	(a)	01/25/35	547,006	493,654
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.38	(a)	02/25/36	111,491	94,782
Bear Stearns ALT-A Trust 04-11	3.20	(a)	11/25/34	26,784	20,034
Bear Stearns ALT-A Trust 05-4	2.83	(a)	05/25/35	164,236	127,570
Bear Stearns ALT-A Trust 05-9	5.36	(a)	11/25/35	111,265	77,688
Bear Stearns ALT-A Trust 06-6	5.09	(a)	11/25/36	261,826	162,472
Bear Stearns Asset Backed Securities Trust 03-3	0.85	(a)	06/25/43	95,353	85,854
Bear Stearns Asset Backed Securities Trust 04-HE5	1.51	(a)	07/25/34	390,000	267,652
Bear Strearns Structured Products Inc. 00-1	3.90	(a)	08/28/33	129,115	120,306
CDC Mortgage Capital Trust 02-HE1	0.88	(a)	01/25/33	540,477	410,257
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	33,904	34,558
Chase Mortgage Finance Corp. 05-A1	5.41	(a)	12/25/35	53,208	51,180
Chase Mortgage Finance Corp. 06-A1	5.85	(a)	09/25/36	2,525	2,501

38	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2010

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Chaseflex Trust 05-2	6.00%		06/25/35	$178,307	$165,068
CITICORP Mortgage Securities, Inc. 88-11	2.08	(a)	08/25/18	29,267	29,325
CITICORP Mortgage Securities, Inc. 88-17	2.05	(a)	11/25/18	43,938	44,175
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	256,966	249,290
CITICORP Mortgage Securities, Inc. 07-1	5.89	(d)	03/25/37	350,000	330,709
Citigroup Mortgage Loan Trust, Inc. 05-7	2.66	(a)	09/25/35	452,751	257,118
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	190,349	195,430
CMO Trust 17	7.25		04/20/18	931	1,004
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	250,704	239,342
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	40,172	37,546
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	103,386	103,369
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	236,271	199,685
Countrywide Alternative Loan Trust 05-43	5.59	(a)	10/25/35	69,248	52,264
Countrywide Asset Backed Certificate 02-S2	5.98		01/25/17	338,479	316,825
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	512,544	475,673
Countrywide Asset Backed Certificate 04-S1	4.62		02/25/35	132,574	125,167
Countrywide Asset Backed Certificate 06-S7	5.71		11/25/35	192,665	118,740
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	243,501	156,049
Countrywide Asset Backed Certificate 07-S3	0.40	(a)	05/25/37	194,330	175,664
Countrywide Home Loans 03-49	4.57	(a)	12/19/33	126,466	125,611
Countrywide Home Loans 03-J13	5.25		01/25/24	341,393	342,290
Countrywide Home Loans 05-HYB8	5.27	(a)	12/20/35	232,194	188,743
Countrywide Home Loans 06-HYB5	5.43	(a)	09/20/36	118,974	73,926
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	155,850	158,776
Credit Suisse First Boston Mortgage 03-AR24	2.80	(a)	10/25/33	416,295	364,257
Credit Suisse First Boston Mortgage 03-FFA	6.10	(a)	02/25/33	285,892	265,456
Credit Suisse First Boston Mortgage 04-4	5.50		06/25/15	120,762	120,615
Credit Suisse First Boston Mortgage 04-AR3	2.95	(a)	04/25/34	120,855	113,259
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	378,997	374,237
Credit Suisse First Boston Mortgage 06-1	0.39	(a)	05/25/36	471,771	434,905
Credit Suisse First Boston Mortgage 06-2	5.41	(a)	07/25/36	1,120,000	186,452
DLJ Mortgage Acceptance Corp. 91-3	2.15	(a)	02/20/21	31,066	30,196
Encore Credit Receivables Trust 05-3	0.75	(a)	10/25/35	675,000	502,259
FHLMC 2419	5.50		03/15/17	5,703	6,309
FHLMC 2586	3.50		12/15/32	97,582	98,457
FHLMC 2649	4.50		07/15/18	488,414	518,767
FHLMC 3061	5.50		07/15/16	387,102	419,262
FHLMC 780754	4.63	(a)	08/01/33	25,313	26,448
FHLMC R009	5.75		12/15/18	168,524	176,328
FHLMC R010	5.50		12/15/19	491,009	517,639
FHLMC R013	6.00		12/15/21	130,488	135,570
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	22,708	18,872
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	23,608	21,300
First Alliance Mortgage Loan Trust 94-3	7.83		10/25/25	578	550
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	2.55	(a)	09/25/34	44,717	41,174
First Horizon Mortgage Pass-Through Trust 05-AR2	2.78	(a)	05/25/35	229,730	200,652
FNMA 03-05	4.25		08/25/22	76,334	79,378
FNMA 03-38	5.00		03/25/23	103,765	110,591
FNMA 03-81	4.75		09/25/18	154,555	160,866
FNMA 03-86	4.50		09/25/18	334,014	351,635
FNMA 04-34	5.50		05/25/19	495,205	511,750
FNMA 813842	2.08	(a)	01/01/35	32,535	33,447
GMAC Mortgage Corp. Loan Trust 05-AR3	3.21	(a)	06/19/35	121,790	117,986
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	108,751	67,744
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	659,801
GNMA 02-15	5.50		11/20/31	50,408	52,993
GNMA 02-88	5.00		05/16/31	26,163	26,838
GNMA 03-11	4.00		10/17/29	251,801	265,883
GNMA 03-12	4.50		02/20/32	57,923	60,839

Portfolio of Investments	39

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2010

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

GNMA 03-26	0.71	(a)%	04/16/33	$35,740	$35,989
GNMA 04-17	4.50		12/20/33	65,988	69,874
GNMA 583189	4.50		02/20/17	33,931	35,926
Green Tree Financial Corp. 98-5	6.22		03/01/30	207,486	219,762
GS Mortgage Loan Trust 03-10	4.72	(a)	10/25/33	294,697	292,010
GS Mortgage Loan Trust 03-3F	5.00		04/25/33	27,367	27,526
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	152,031	155,453
GS Mortgage Loan Trust 05-AR3	2.94	(a)	05/25/35	147,390	123,299
GS Mortgage Loan Trust 05-AR6	2.83	(a)	09/25/35	108,902	99,552
Home Equity Mortgage Loan Asset-Backed Trust 06-A	5.77		05/25/36	12,785	12,248
Home Equity Mortgage Trust 06-1	5.30	(a)	05/25/36	1,430,000	567,410
Home Savings of America 9	1.52	(a)	11/25/17	175,350	183,028
Household Home Equity Loan Trust 06-2	0.41	(a)	03/20/36	1,526,121	1,429,208
Household Home Equity Loan Trust 07-3	1.06	(a)	11/20/36	281,695	281,761
IMPAC Secured Assets Corp. 03-3	4.20		08/25/32	343,698	347,136
Indymac Indx Mortgage Loan Trust 04-AR6	3.05	(a)	10/25/34	18,918	17,054
Indymac Indx Mortgage Loan Trust 05-AR15	5.05	(a)	09/25/35	66,612	55,389
Indymac Indx Mortgage Loan Trust 05-L1	0.46	(a)	06/25/38	317,841	88,996
JP Morgan Mortgage Trust 04-A3	4.92	(a)	07/25/34	211,441	212,560
JP Morgan Mortgage Trust 05-A2	5.18	(a)	04/25/35	716,636	703,033
JP Morgan Residential Mortgage Acceptance Corp. 06-R1(b)	2.93	(a)	09/28/44	578,828	530,957
Lehman ABS Manufactured Housing Contract 01-B	4.35		05/15/14	152,580	153,761
Long Beach Mortgage Loan Trust 05-3	0.54	(a)	08/25/45	155,670	151,038
Master Adjustable Rate Mortgages Trust 04-13	2.83	(a)	04/21/34	68,771	66,300
Master Adjustable Rate Mortgages Trust 05-1	5.26	(a)	01/25/35	58,320	52,118
Master Alternative Loans Trust 03-5	6.00		08/25/33	100,943	104,280
Master Asset Backed Securities Trust 07-NCW(b)	0.56	(a)	05/25/37	856,476	786,904
Master Asset Securitization Trust 03-6	5.00		07/25/18	47,073	48,098
Master Asset Securitization Trust 07-1	6.00		10/25/22	212,143	200,874
Merrill Lynch Mortgage Investors Trust 03-A2	1.97	(a)	02/25/33	58,666	56,842
Merrill Lynch Mortgage Investors Trust 06-SL1	0.44	(a)	09/25/36	659,310	248,956
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	385,570	396,083
Morgan Stanley Mortgage Loan Trust 05-5AR	5.41	(a)	09/25/35	64,977	46,732
Morgan Stanley Mortgage Loan Trust 06-1AR	2.73	(a)	02/25/36	190,239	113,043
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	416,948
MSDWCC HELOC Trust 03-2A	0.52	(a)	04/25/16	519,218	450,664
New Century Home Equity Loan Trust 97-NC5	7.20		10/25/28	265	269
Nomura Asset Acceptance Corporation 06-AF2	0.36	(a)	08/25/36	210,015	72,377
Nomura Asset Acceptance Corporation 07-1	5.96		03/25/47	357,906	298,162
Novastar Home Equity Loan 06-3	0.37	(a)	10/25/36	61,635	60,446
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	404,606	396,371
Oakwood Mortgage Investors, Inc. 02-A	0.51	(a)	09/15/14	229,690	183,467
Option One Mortgage Loan Trust 07-6	0.32	(a)	07/25/37	2,054,050	1,968,532
Option One Mortgage Loan Trust 07-FXD1	5.60		01/25/37	1,335,000	1,166,769
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	85,922	81,227
Ownit Mortgage Loan Asset Backed Certificate 05-5	0.55	(a)	10/25/36	526,867	478,107
Prime Mortgage Trust 05-2	5.00		07/25/20	202,570	206,263
Residential Accredit Loans, Inc. 02-QS9	0.86	(a)	07/25/32	7,351	5,047
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	76,169	65,878
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	554,312	397,240
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	308,855	248,569
Residential Asset Mortgage Products Inc. 03-RZ3	4.12		06/25/33	158,067	99,900
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	136,274	130,492
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	308,681	228,173
Residential Funding Mortgage Securities 00-HI5	7.98	(a)	12/25/25	861,263	789,520
Residential Funding Mortgage Securities 03-HS2	3.88		07/25/33	108,548	94,756
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	126,694	128,696
Residential Funding Mortgage Securities I 03-S17	5.50		09/25/33	40,452	41,124
Residential Funding Mortgage Securities I 05-SA2	3.05	(a)	06/25/35	51,336	39,444

40	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2010

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Residential Funding Mortgage Securities I 06-SA1	5.60	(a)%	02/25/36	$61,911	$42,863
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	49,493	49,806
SACO I Trust 05-6	0.84	(a)	09/25/35	680,045	312,956
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	33	34
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	2.68	(a)	03/25/34	29,855	29,874
Structured Adjustable Rate Mortgage Loan Trust 04-4	5.52	(a)	04/25/34	2,316,289	2,230,902
Structured Adjustable Rate Mortgage Loan Trust 04-8	4.64	(a)	07/25/34	512,180	512,584
Structured Adjustable Rate Mortgage Loan Trust 04-8	4.64	(a)	07/25/34	329,259	329,463
Structured Adjustable Rate Mortgage Loan Trust 04-11	2.69	(a)	08/25/34	54,454	49,583
Structured Adjustable Rate Mortgage Loan Trust 04-18	2.74	(a)	12/25/34	113,397	37,228
Structured Adjustable Rate Mortgage Loan Trust 05-11	2.65	(a)	05/25/35	508,226	366,792
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.56	(a)	02/25/36	59,142	40,635
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.62	(a)	02/25/36	228,023	221,015
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.56	(a)	05/25/36	167,040	129,748
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.66	(a)	05/25/36	171,602	143,872
Structured Asset Mortgage Investments 04-AR5	2.44	(a)	10/19/34	39,411	32,224
Structured Asset Securities Corp. 98-RF1(b)	8.29	(a)	04/15/27	55,086	54,787
Structured Asset Securities Corp. 03-8	5.00		04/25/33	92,195	94,300
Structured Asset Securities Corp. 03-21	5.50		07/25/33	60,401	61,662
Structured Asset Securities Corp. 03-37A	2.58	(a)	12/25/33	316,790	277,658
Structured Asset Securities Corp. 04-3	5.50	(a)	03/25/24	321,658	326,910
Terwin Mortgage Trust 04-5HE	0.85	(a)	06/25/35	1,018,370	908,544
Vanderbilt Mortgage & Finance 03-A	0.92	(a)	05/07/26	437,736	405,080
Wachovia Mortgage Loan Trust 06-A	4.98	(a)	05/20/36	289,394	262,801
Washington Mutual Mortgage Securities Corp. 04-AR3	2.70	(a)	06/25/34	110,905	107,202
Washington Mutual Mortgage Securities Corp. 04-AR14	2.58	(a)	01/25/35	177,848	173,352
Washington Mutual Mortgage Securities Corp. 05-AR7	2.78	(a)	08/25/35	72,930	72,405
Washington Mutual Mortgage Securities Corp. 05-AR12	2.72	(a)	10/25/35	23,830	22,826
Washington Mutual Mortgage Securities Corp. 05-AR15	0.51	(a)	11/25/45	60,165	59,423
Washington Mutual MSC Mortgage Pass-Through
Certificates 03-MS2	5.00		03/25/18	156,324	161,371
Wells Fargo Mortgage Backed Securities Trust 03-6	5.00		06/25/18	32,717	33,620
Wells Fargo Mortgage Backed Securities Trust 03-17	5.00		01/25/34	71,704	71,619
Wells Fargo Mortgage Backed Securities Trust 04-B	4.91	(a)	02/25/34	70,336	72,739
Wells Fargo Mortgage Backed Securities Trust 04-BB	2.75	(a)	01/25/35	35,892	35,528
Wells Fargo Mortgage Backed Securities Trust 04-E	4.85	(a)	05/25/34	100,454	104,033
Wells Fargo Mortgage Backed Securities Trust 04-EE	2.96	(a)	12/25/34	42,186	41,443
Wells Fargo Mortgage Backed Securities Trust 04-F	4.72	(a)	06/25/34	647,986	654,827
Wells Fargo Mortgage Backed Securities Trust 04-I	2.89	(a)	07/25/34	7,969	8,189
Wells Fargo Mortgage Backed Securities Trust 04-K	4.47	(a)	07/25/34	212,895	219,008
Wells Fargo Mortgage Backed Securities Trust 04-K	4.70	(a)	07/25/34	117,494	122,102
Wells Fargo Mortgage Backed Securities Trust 04-K	4.70	(a)	07/25/34	374,666	388,301
Wells Fargo Mortgage Backed Securities Trust 04-R	2.87	(a)	09/25/34	107,851	104,070
Wells Fargo Mortgage Backed Securities Trust 05-AR13	5.27	(a)	05/25/35	202,901	200,863
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.36	(a)	08/25/35	68,220	66,504
Wells Fargo Mortgage Backed Securities Trust 05-AR15	5.05	(a)	09/25/35	475,224	451,344
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.21	(a)	10/25/35	115,625	113,929
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.64	(a)	04/25/36	90,874	83,282
Wells Fargo Mortgage Backed Securities Trust 06-16	5.00		11/25/36	25,430	25,416
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.48	(a)	12/25/36	55,131	51,490

Total Mortgage Backed Securities (Cost $47,558,729)					43,080,368

MUNICIPAL BONDS

(15.8% of portfolio)

Bloomfield New Jersey Parking Authority	2.25		02/02/11	1,125,000	1,125,304
Burlington Kansas Environmental Improvement	5.13	(a)	09/01/35	1,175,000	1,182,884
California, State of	3.00		06/28/11	1,975,000	1,986,907
Camden County New Jersey Improvement Authority	3.50		03/14/11	1,175,000	1,178,842

Portfolio of Investments	41

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2010

	Interest Rate		Maturity Date	Face Amount	Value

Municipal Bonds continued)

Cuyahoga County Ohio Economic Development	3.22%		12/01/14	$1,725,000	$1,701,281
Detroit Michigan	4.97		05/01/13	300,000	304,644
Detroit Michigan City School District	5.00		05/01/13	135,000	143,983
Downtown Smyrna Development Authoriy GA	3.21		02/01/15	100,000	97,876
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	285,000	287,579
Florida State Municipal Power Agency	4.87		10/01/11	1,975,000	2,015,626
Genesee County Michigan	1.76	(a)	09/01/12	1,265,000	1,265,000
Greater Orlando Florida Aviation Authority	5.00		10/01/12	275,000	292,925
Illinois Municipal Electric Agency	2.47		02/01/13	585,000	580,589
Illinois Municipal Electric Agency	3.20		02/01/14	890,000	877,246
Illinois, State of	1.40		02/01/11	1,400,000	1,399,524
Illinois, State of	2.28		07/01/11	975,000	977,028
Illinois, State of	2.77		01/01/12	3,100,000	3,107,688
Illinois, State of	3.32		01/01/13	550,000	549,379
Illinois, State of	4.01		07/01/13	975,000	989,537
Indiana Bond Bank, Indiana	1.52		02/01/12	355,000	356,274
Industry California Sales Tax Revenue	3.00		01/01/11	450,000	450,000
Industry California Sales Tax Revenue	3.00		01/01/12	500,000	506,940
Industry California Sales Tax Revenue	3.75		01/01/13	675,000	693,785
Irvine Ranch Water District California Joint Powers Agency	2.61		03/15/14	500,000	507,600
Irvine Ranch Water District California Joint Powers Agency	7.71		03/15/14	1,000,000	1,043,810
Kentucky Asset/Liability Commission	1.50		04/01/12	375,000	375,300
Louisiana State Agricultural Finance Authority	2.14		09/15/11	1,625,000	1,632,475
Louisiana State Gas & Fuels Tax	3.00	(a)	05/01/43	450,000	454,433
Luzerne County Pensylvania	5.20		11/15/13	455,000	464,710
Maryland State Transportation Authority	5.89		07/01/12	325,000	343,551
Mashantucket Western Pequot Tribe Connecticut(b)	6.57		09/01/13	555,000	555,638
Medical University South Carolina Hospital Authority	4.47		08/15/11	370,000	372,542
Metropolitan Nashville, Tennessee Airport Authority	3.17		07/01/13	125,000	126,676
Mississippi Business Finance Corp.	2.25	(a)	12/01/40	125,000	124,729
New Orleans Louisiana Aviation Board	4.50		01/01/12	935,000	951,493
New York State Housing Finance Agency	2.58		03/15/12	225,000	228,591
Northern Kentucky Water District	2.50		11/01/11	1,150,000	1,150,713
Oakland California Redevelopment Agency	6.50		09/01/13	225,000	233,222
Oakland California Redevelopment Agency	5.34		09/01/13	1,075,000	1,118,978
Oakland California Redevelopment Agency	7.25		09/01/15	400,000	417,956
Orange County California Pension Obligation	0.00	(c)	09/01/12	1,650,000	1,547,040
Pacifica California Pension Obligation	2.12		06/01/12	260,000	260,749
Philadelphia Pennsylvania Airport System	5.00		06/15/11	275,000	280,077
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/15	4,075,000	3,220,147
Regional Transportation Authority, Illinois	2.84		07/01/12	975,000	983,989
Richmond California Joint Powers Financing Authority	6.30		07/01/13	800,000	815,432
San Antonio Texas Airport System	3.20		07/01/14	550,000	546,353
Virginia Housing Development Authority, Virginia	6.73		07/01/16	100,000	101,424
Wayne County Michigan	6.50		06/01/11	1,500,000	1,503,225
Wayne County Michigan	3.26	(a)	09/15/12	1,575,000	1,575,032
Wayne County Michigan	4.26	(a)	09/15/12	1,150,000	1,149,966
Wayne County Michigan	4.76	(a)	09/15/12	1,150,000	1,149,851
Wayne County Michigan Building Authority	6.22		12/01/14	665,000	661,096
Wayne County Michigan Building Authority	6.82		12/01/15	730,000	725,912
Wayne County Michigan Building Authority	7.33		12/01/16	740,000	735,560
Wilmington North Carolina	1.53		06/01/11	150,000	150,156
Wyandanch New York Union Free School District	2.25		06/30/11	1,075,000	1,079,977

Total Municipal Bonds (Cost $48,235,613)					48,659,244

42	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 December 31, 2010

U.S. GOVERNMENT AND AGENCY OBLIGATIONS	Interest Rate		Maturity Date	Face Amount	Value

(4.8% of portfolio)

Fannie Mae	1.00%		11/26/13	$1,750,000	$1,731,719
Fannie Mae	0.94	(a)	04/30/15	1,200,000	1,211,101
Farmer Mac	1.00		11/01/13	1,950,000	1,923,967
Federal Home Loan Bank	1.50	(a)	11/10/20	2,475,000	2,473,958
Federal Home Loan Bank	2.13	(a)	12/30/20	1,775,000	1,763,463
Government Trust Certificate (Sri Lanka Trust)	0.66	(a)	06/15/12	75,000	75,000
Overseas Private Investment Corp.	1.45	(e)	09/20/13	1,275,000	1,544,854
Overseas Private Investment Corp.	1.90	(f)	12/31/13	305,575	314,981
Overseas Private Investment Corp.	4.10		11/15/14	367,840	384,316
Overseas Private Investment Corp.	2.00	(f)	06/10/18	1,200,000	1,243,332
Tennessee Valley Authority	0.00	(d)	04/15/42	775,000	803,201
The Financing Corp.	0.00	(c)	05/11/13	210,000	203,892
U.S. Department of Housing & Urban Development	7.50		08/01/11	74,000	74,383
U.S. Department of Housing & Urban Development	6.07		08/01/21	115,000	123,578
U.S. Department of Housing & Urban Development	6.12		08/01/22	675,000	723,424

Total U.S. Government and Agency Obligations (Cost $14,545,824)					14,595,169

MONEY MARKET ACCOUNT				Shares

(2.6% of portfolio)

SSgA Prime Money Market Fund	0.13	(g)		7,989,211	7,989,211

Total Money Market Account (Cost $7,989,211)					7,989,211

TOTAL INVESTMENTS IN SECURITIES (Cost $306,975,948)—100%					$307,319,793

(a)	Variable coupon rate as of December 31, 2010.
(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $27,813,288 and represents 9.1% of total investments.
(c)	Zero coupon security, purchased at a discount.
(d)	Step coupon security, the current rate may be adjusted updwards before maturity date.
(e)	Interest is paid at maturity.
(f)	Interest is paid at put date.
(g)	7-day yield at December 31, 2010.

Portfolio of Investments	43

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Stock Index Fund
 December 31, 2010

	Cost	Value

Investment in S&P 500 Stock Master Portfolio	$37,352,864	$60,632,998

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Stock Master Portfolio managed by BlackRock Fund Advisors. As of December 31, 2010, the Stock Index Fund’s ownership interest in the S&P 500 Stock Master Portfolio was 2.81%. See the Appendix for the portfolio of investments for the S&P 500 Stock Master Portfolio.

44	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Value Fund
 December 31, 2010

COMMON STOCKS	Shares	Value

(99.4% of portfolio)

CONSUMER DISCRETIONARY—7.8%
Auto Components
Cooper Tire & Rubber Co.	440,000	$10,375,200
Distributors
Genuine Parts Co.	315,400	16,192,636
Multiline Retail
Dillard’s, Inc. (Class A)	367,700	13,950,538
Restaurants
Tim Hortons Inc.	46,252	1,906,970

Total Consumer Discretionary		42,425,344

CONSUMER STAPLES—3.2%
Food Products
Dean Foods Co.(a)	859,800	7,600,632
J.M. Smucker Co. (The)	148,853	9,772,199

Total Consumer Staples		17,372,831

ENERGY—15.8%
Energy Equipment & Services
Baker Hughes Inc.	187,000	10,690,790
Oil, Gas, & Consumable Fuels
Chevron Corp.	200,000	18,250,000
ConocoPhillips	259,000	17,637,900
El Paso Corp.	701,664	9,654,897
Marathon Oil Corp.	428,000	15,848,840
QEP Resources, Inc.	271,000	9,840,010
Questar Corp.	271,000	4,718,110

Total Energy		86,640,547

FINANCIALS—9.1%
Commercial Banks
Commerce Bancshares, Inc.	28,548	1,134,230
Wells Fargo & Co.	140,000	4,338,600
Diversified Financial Services
Bank of America Corp.	290,200	3,871,268
JPMorgan Chase & Co.	442,600	18,775,092
Insurance
Allstate Corp. (The)	312,000	9,946,560
Chubb Corp. (The)	122,000	7,276,080
Principal Financial Group, Inc.	142,800	4,649,568

Total Financials		49,991,398

HEALTH CARE—20.3%
Health Care Equipment & Supplies
Covidien PLC	207,600	9,479,016
Pharmaceuticals
Abbott Laboratories	399,000	19,116,090
Bristol-Myers Squibb Co.	829,700	21,970,456
GlaxoSmithKline plc ADR	354,000	13,883,880
Hospira, Inc.(a)	362,400	20,182,056
Merck & Co., Inc.	193,194	6,962,712
Pfizer Inc.	1,107,000	19,383,570

Total Health Care		110,977,780

INDUSTRIALS—19.1%
Airlines
Southwest Airlines Co.	747,600	9,703,848
Commercial Services & Supplies
Avery Dennison Corp.	463,000	19,603,420
Industrial Conglomerates
General Electric Co.	686,000	12,546,940
Honeywell International Inc.	281,100	14,943,276
Tyco International Ltd.	164,850	6,831,384
Machinery
Flowserve Corp.	95,300	11,361,666
Parker-Hannifin Corp.	296,400	25,579,320
Distributors
Applied Industrial Technologies, Inc.	130,500	4,238,640

Total Industrials		104,808,494

INFORMATION TECHNOLOGY—17.2%
Communications Equipment
Cisco Systems, Inc.(a)	848,500	17,165,155
Motorola, Inc.(a)	599,000	5,432,930
Computers & Peripherals
Dell Inc.(a)	1,282,000	17,371,100
Hewlett-Packard Co.	354,000	14,903,400
Electronic Equipment, Instruments & Components
Tyco Electronics Ltd.	262,850	9,304,890
IT Services
SAIC, Inc.(a)	553,000	8,770,580
Semiconductors & Semiconductor Equipment
Intel Corp.	1,013,000	21,303,390

Total Information Technology		94,251,445

MATERIALS—6.9%
Chemicals
Dow Chemical Co. (The)	686,900	23,450,766
Containers & Packaging
Bemis Co., Inc.	433,600	14,161,376

Total Materials		37,612,142

Total Common Stocks (Cost $404,171,379)		544,079,981

MONEY MARKET ACCOUNT

(0.6% of portfolio)

SSgA Prime Money Market Fund, 0.13%(b)	3,422,398	3,422,398

Total Money Market Account (Cost $3,422,398)		3,422,398

TOTAL INVESTMENTS IN SECURITIES (Cost $407,593,778)—100%		$547,502,379

(a)	Non-income producing.

(b)	7-day yield at December 31, 2010.

ADR–American Depositary Receipt

Portfolio of Investments	45

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Growth Fund
 December 31, 2010

COMMON STOCKS	Shares	Value

(98.6% of portfolio)

CONSUMER DISCRETIONARY—19.4%
Automobiles
General Motors Co.(a)	5,200	$191,672
Hotels, Restaurants & Leisure
Carnival Corp.	10,900	502,599
Chipotle Mexican Grill Inc.(a)	500	106,330
Ctrip.com International, Ltd.(a)	3,800	153,710
Las Vegas Sands Corp.(a)	5,800	266,510
Marriott International Inc. (Class A)	14,213	590,408
Starbucks Corp.	17,100	549,423
Starwood Hotels & Resorts Worldwide, Inc.	4,800	291,744
Internet & Catalog Retail
Amazon.com, Inc.(a)	6,700	1,206,000
eBay Inc.(a)	7,300	203,159
priceline.com, Inc.(a)	925	369,584
Media
Liberty Media Corp.(a)	20,100	316,977
Walt Disney Co. (The)	9,900	371,349
Specialty Retail
Bed Bath & Beyond(a)	5,700	280,155
O’Reilly Automotive, Inc.(a)	4,500	271,890

Total Consumer Discretionary		5,671,510

CONSUMER STAPLES—3.1%
Beverages
PepsiCo, Inc.	6,600	431,178
Food & Staples Retailing
Dollar General Corp.(a)	6,800	208,556
Household Products
Procter & Gamble Co.	4,100	263,753

Total Consumer Staples		903,487

ENERGY — 9.3%
Energy Equipment & Services
Schlumberger Ltd.	11,300	943,550
Oil, Gas,& Consumable Fuels
EOG Resources Inc.	7,000	639,870
Peabody Energy Corp.	5,600	358,288
Range Resources Corp.	7,000	314,860
Suncor Energy Inc.	12,200	467,138

Total Energy		2,723,706

FINANCIALS—6.9%
Capital Markets
Franklin Resources Inc.	5,400	600,534
Commercial Banks
Wells Fargo & Co.	15,900	492,741
Diversified Financial Services
IntercontinentalExchange, Inc.(a)	1,800	214,470
JPMorgan Chase & Co.	16,800	712,656

Total Financials		2,020,401

HEALTH CARE—8.6%
Biotechnology
Celgene Corp.(a)	7,850	464,249
Illumina Inc.(a)	2,000	126,680
Health Care Equipment & Supplies
Edwards Lifesciences Corp.(a)	2,000	161,680
Stryker Corp.	5,600	300,720
Health Care Providers & Services
Express Scripts Inc.(a)	9,900	535,095
McKesson Corp.	9,500	668,610
Pharmaceuticals
Human Genome Sciences, Inc.(a)	5,900	140,951
Vertex Pharmaceuticals Inc.(a)	3,000	105,090

Total Health Care		2,503,075

INDUSTRIALS — 12.9%
Aerospace & Defense
Precision Castparts Corp.	3,600	501,156
Rockwell Automation, Inc.	2,700	193,617
Air Freight & Logistics
Expeditors International of Washington Inc.	9,800	535,080
United Parcel Service, Inc. (Class B)	6,100	442,738
Electrical Equipment
Emerson Electric Co.	8,600	491,662
Industrial Conglomerates
3M Co.	4,300	371,090
Machinery
Danaher Corp.	19,800	933,966
Trading Companies & Distributors
Fastenal Co.	5,100	305,541

Total Industrials		3,774,850

INFORMATION TECHNOLOGY—31.1%
Communications Equipment
Juniper Networks, Inc.(a)	21,300	786,396
QUALCOMM, Inc.	19,300	955,157
Computers & Peripherals
Apple Inc.(a)	5,635	1,817,625
EMC Corp.(a)	16,800	384,720
Electronic Equipment & Instruments
Corning Inc.	19,200	370,944
Internet Software & Services
Baidu, Inc. ADR(a)	2,800	270,284
Google Inc. (Class A)(a)	2,675	1,588,870
IT Services
Accenture Ltd. (Class A)	10,900	528,541
MasterCard Inc.	1,745	391,072
Visa Inc.	4,300	302,634
Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	43,100	605,555
ASML Holding NV NY ADR	4,300	164,862
Broadcom Corp. (Class A)	6,400	278,720

46	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Growth Fund (continued)
 December 31, 2010

	Shares	Value

(Common Stocks continued)

Cree, Inc.(a)	2,900	$191,081
Marvell Technology Group Ltd.(a)	18,100	335,755
Software
Rovi Corp.(a)	1,800	111,618

Total Information Technology		9,083,834

MATERIALS—3.9%
Chemicals
Mosaic Co.	2,300	175,628
Praxair Inc.	7,280	695,022
Metals & Mining
Freeport-McMoRan Copper & Gold, Inc.	2,200	264,198

Total Materials		1,134,848

TELECOMMUNICATION SERVICES—2.3%
Wireless Telecommunication Services
American Tower Corp. (Class A)(a)	5,300	273,692
Crown Castle International Corp.(a)	9,300	407,619

Total Telecommunication Services		681,311

TRANSPORTATION—1.1%
Road & Rail
Union Pacific Corp.	3,300	305,778

Total Transportation		305,778

Total Common Stocks (Cost $23,574,707)		28,802,800

MONEY MARKET ACCOUNT	Shares	Value

(1.4% of portfolio)

SSgA Prime Money Market Fund, 0.13%(b)	394,367	$394,367

Total Money Market Account (Cost $394,367)		394,367

TOTAL INVESTMENTS IN SECURITIES (Cost $23,969,074)—100%		$29,197,167

(a)	Non-income producing.

(b)	7-day yield at December 31, 2010.

ADR–American Depositary Receipt

Portfolio of Investments	47

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund
 December 31, 2010

COMMON STOCKS	Shares	Value

(89.6% of portfolio)

CONSUMER DISCRETIONARY—14.0%
Auto Components
Cooper Tire & Rubber Co.	150,100	$3,539,358
Multiline Retail
Nordstrom, Inc.	90,000	3,814,200
Restaurants
Brinker International, Inc.	185,000	3,862,800
Cracker Barrel Old Country Store, Inc.	53,100	2,908,287
O’Charley’s Inc.(a)	20,660	148,752
Specialty Retail
Sally Beauty Holdings, Inc.(a)	114,000	1,656,420

Total Consumer Discretionary		15,929,817

CONSUMER STAPLES—11.2%
Food Distribution
Core-Mark Holding Company, Inc.(a)	31,100	1,106,849
United Natural Foods, Inc.(a)	95,100	3,488,268
Food Products
Dean Foods Co.(a)	300,000	2,652,000
J.M. Smucker Co. (The)	40,868	2,682,984
Personal Products
Alberto-Culver Co.	76,000	2,815,040

Total Consumer Staples		12,745,141

ENERGY—9.9%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	1,696,800
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	59,400	5,258,682
QEP Resources, Inc.	26,600	965,846
Questar Corp.	26,600	463,106
SM Energy Co.	49,000	2,887,570

Total Energy		11,272,004

FINANCIALS—7.8%
Commercial Banks
Cardinal Financial Corp.	204,000	2,372,520
Middleburg Financial Corp.	83,300	1,191,190
National Bankshares, Inc. (Virginia)	86,000	2,708,140
Southcoast Financial Corp.(a)	51,370	157,706
Valley National Bancorp	111,230	1,590,589
Diversified Financial Services
Asset Acceptance Capital Corp.(a)	150,900	894,837

Total Financials		8,914,982

HEALTH CARE—2.8%
Health Care Equipment & Supplies
STERIS Corp.	88,000	3,208,480

Total Health Care		3,208,480

INDUSTRIALS—29.0%
Aerospace & Defense
Triumph Group, Inc.	41,900	3,746,279
Distributors
Applied Industrial Technologies, Inc.	110,950	3,603,656
Electrical Equipment
Rofin-Sinar Technologies Inc.(a)	138,500	4,908,440
Industrial Conglomerates
Carlisle Companies Inc.	98,900	3,930,286
CLARCOR Inc.	87,100	3,735,719
Standex International Corp.	19,500	583,245
Thomas & Betts Corp.(a)	25,000	1,207,500
Machinery
Flowserve Corp.	14,500	1,728,690
Gorman-Rupp Co. (The)	12,000	387,840
Manitowoc Co., Inc. (The)	310,600	4,071,966
Regal Beloit Corp.	43,500	2,904,060
Road & Rail
Knight Transportation, Inc.	94,400	1,793,600
Werner Enterprises, Inc.	20,000	452,000

Total Industrials		33,053,281

INFORMATION TECHNOLOGY—7.5%
Communications Equipment
Belden Inc.	119,500	4,399,990
Computers & Peripherals
Western Digital Corp.(a)	70,000	2,373,000
Software
ManTech International Corp.(a)	43,900	1,814,387

Total Information Technology		8,587,377

MATERIALS—7.4%
Chemicals
Olin Corp.	128,200	2,630,664
Polypore International, Inc.(a)	19,800	806,454
Westlake Chemical Corp.	115,700	5,029,479

Total Materials		8,466,597

Total Common Stocks (Cost $62,739,207)		102,177,679

EXCHANGE TRADED FUND

(3.7% of portfolio)

iShares Russell 2000 Value Index	60,000	4,265,400

Total Exchange Traded Fund (Cost $4,171,568)		4,265,400

48	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund (continued)
 December 31, 2010

COMMERCIAL PAPER	Shares	Value

(1.8% of portfolio)

UBS Finance (Delaware), LLC., 0.17%, due 01/05/11	2,000,000	$1,999,962

Total Commercial Paper (Cost $1,999,962)		1,999,962

MONEY MARKET ACCOUNT

(4.9% of portfolio)

SSgA Prime Money Market Fund, 0.13%(b)	5,603,087	5,603,087

Total Money Market Account (Cost $5,603,087)		5,603,087

TOTAL INVESTMENTS IN SECURITIES (Cost $74,513,824)—100%		$114,046,128

(a)	Non-income producing.

(b)	7-day yield at December 31, 2010.

Portfolio of Investments	49

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: International Value Fund
 December 31, 2010

COMMON STOCKS	Shares	Value

(95.6% of portfolio)

AUSTRALIA—1.8%
BHP Billiton Ltd.	52,350	$2,433,486

Total Australia		2,433,486

BRAZIL—0.9%
Petroleo Brasileiro SA—ADR	30,400	1,150,336

Total Brazil		1,150,336

BRITAIN—13.4%
BAE Systems PLC	480,000	2,470,139
GlaxoSmithKline PLC	65,700	1,276,193
HSBC Holdings PLC—ADR	47,650	2,432,056
Pearson PLC	123,200	1,946,326
Tesco PLC	415,100	2,752,468
Vodafone Group PLC	1,242,124	3,234,128
WPP Group PLC	318,100	3,930,638

Total Britain		18,041,948

CHINA—2.6%
Bank of China Ltd.	4,085,150	2,156,655
Huaneng Power International, Inc.	2,490,100	1,327,433

Total China		3,484,088

FRANCE—9.8%
AXA SA	130,200	2,172,712
Cap Gemini SA	60,350	2,821,768
Compagnie de Saint-Gobain SA	32,278	1,664,538
Total SA	51,750	2,748,082
Unibail-Rodamco SA	6,050	1,198,505
Vivendi SA	94,800	2,563,429

Total France		13,169,034

GERMANY—2.1%
Daimler AG REG	40,850	2,768,234

Total Germany		2,768,234

HONG KONG—4.3%
Hutchison Whampoa Ltd.	366,850	3,783,860
New World Development Co. Ltd.	1,093,450	2,052,068

Total Hong Kong		5,835,928

ITALY—4.5%
Enel SpA	421,550	2,105,759
Eni SpA	75,250	1,644,291
Telecom Italia SpA	2,159,600	2,344,625

Total Italy		6,094,675

INDONESIA—1.1%
PT Telekomunikasi Indonesia, Tbk	1,204,500	1,065,651
Telekomunik Indonesia—SP—ADR	10,450	372,543

Total Indonesia		1,438,194

JAPAN—24.3%
Bridgestone Corp.	171,150	3,304,573
Daiichi Sankyo Co., Ltd.	148,550	3,249,877
Daito Trust Construction Co., Ltd.	41,400	2,833,478
Daiwa Securities Co., Ltd.	547,500	2,815,401
East Japan Railway Co.	35,350	2,297,989
Kao Corp.	122,700	3,304,394
MS & AD Insurance Group Holdings, Inc.	67,505	1,690,829
Nissan Motor Co., Ltd.	315,900	3,004,466
Secom Co., Ltd.	50,100	2,370,861
Shin Etsu Chemical Co., Ltd.	29,900	1,618,695
Sumitomo Corp.	201,300	2,845,750
Sumitomo Trust & Banking Co.	524,450	3,305,197

Total Japan		32,641,510

NETHERLANDS—2.0%
Koninklijke DSM NV	47,800	2,725,115

Total Netherlands		2,725,115

NORWAY—2.0%
Statoil ASA	114,645	2,724,942

Total Norway		2,724,942

REPUBLIC OF SOUTH KOREA—3.7%
Posco	5,000	2,141,350
SK Telecom Co., Ltd.	6,507	994,681
SK Telecom Co., Ltd.—ADR	96,953	1,806,234

Total Republic of South Korea		4,942,265

SINGAPORE—2.4%
Keppel Corp.	155,800	1,373,957
Singapore Airlines	160,250	1,910,106

Total Singapore		3,284,063

SPAIN—3.0%
Indra Sistemas SA	97,500	1,666,497
Telefónica SA	105,800	2,402,826

Total Spain		4,069,323

SWITZERLAND—15.3%
Adecco SA REG	39,900	2,610,500
Credit Suisse Group AG	53,350	2,152,585
Givaudan SA REG	2,482	2,679,915
Holcim Ltd.	23,936	1,808,909
Nestlé SA REG	48,350	2,832,223
Novartis AG REG	49,600	2,918,691
Roche Holding Ltd.	17,900	2,624,006
Zurich Financial Services Ltd.	11,100	2,874,922

Total Switzerland		20,501,751

THAILAND—2.4%
Bangkok Bank Public Company Ltd.	134,450	679,711
PTT Public Company Ltd.	233,100	2,474,440

Total Thailand		3,154,151

Total Common Stocks (Cost $121,041,999)		128,459,043

MONEY MARKET ACCOUNT

(4.4% of portfolio)

SSgA Prime Money Market Fund, 0.13%(a)	5,912,859	5,912,859

Total Money Market Account (Cost $5,912,859)		5,912,859

TOTAL INVESTMENTS IN SECURITIES (Cost $126,954,858)—100%		$134,371,902

(a)	7-day yield at December 31, 2010.

ADR–American Depositary Receipt
PLC–Public Limited Company
SA–Société Anonyme
REG–Registered shares
SpA–Società per Azioni
ASA–Allmennaksjeselskap

50	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

		Short-Term
	Daily	Government	Short-Term
ASSETS	Income Fund	Securities Fund	Bond Fund

Investments in securities, at value (cost: $187,851,154; $74,959,493; $306,975,948; $37,352,864; $407,593,778; $23,969,074; $74,513,824; $126,954,858)	$187,851,154	$76,308,617	$307,319,793
Cash	—	—	—
Receivables
Investment securities sold	—	—	—
Dividends and interest	130,220	434,476	1,839,723
Capital shares sold	124,650	109,580	494,046
Prepaid expenses	37,546	14,539	51,359

Total assets	188,143,570	76,867,212	309,704,921

LIABILITIES

Payables
Investment securities purchased	—	520,220	—
Accrued expenses	58,444	36,795	96,190
Due to Board Members	14,947	4,982	20,087
Due to RE Advisers	36,712	42,037	209,373
Capital shares redeemed	944,351	121,890	344,279
Dividends	29	4,424	29,055

Total liabilities	1,054,483	730,348	698,984

NET ASSETS	$187,089,087	$76,136,864	$309,005,937

NET ASSETS CONSIST OF:

Unrealized appreciation of Investments	$—	$1,349,124	$343,845
Undistributed net income (loss)	(14,947)	(4,982)	(20,087)
Undistributed net realized gain (loss) from investments and futures transactions	(21)	—	(783,824)
Paid-in-capital applicable to outstanding shares of 187,103,993 of Daily Income Fund, 14,465,752 Short-Term Government Securities Fund, 59,536,383 of Short-Term Bond Fund, 6,508,344 of Stock Index Fund, 17,837,232 of Value Fund, 5,006,804 of Growth Fund, 5,008,473 of Small- Company Stock Fund, and 17,883,321 of International Value Fund	187,104,055	74,792,722	309,466,003

NET ASSETS	$187,089,087	$76,136,864	$309,005,937

NET ASSET VALUE PER SHARE	$1.00	$5.26	$5.19

52	Statements of Assets and Liabilities

The accompanying notes are an integral part of these financial statements.

			Small-Company	International
Stock Index Fund	Value Fund	Growth Fund	Stock Fund	Value Fund

$60,632,998	$547,502,379	$29,197,167	$114,046,128	$134,371,902
—	—	—	—	1

—	—	38,722	—	170,894
—	741,921	15,475	37,929	354,588
38,995	366,572	36,060	407,425	901,552
13,638	75,757	13,257	17,038	26,825

60,685,631	548,686,629	29,300,681	114,508,520	135,825,762

—	—	165,691	—	85,447
28,067	162,254	20,602	38,580	44,199
4,138	41,046	1,363	5,512	9,578
22,971	335,017	20,939	99,982	110,206
2,341	303,172	40,736	203,655	110,367
4,223	228,685	—	2,117	11,030

61,740	1,070,174	249,331	349,846	370,827

$60,623,891	$547,616,455	$29,051,350	$114,158,674	$135,454,935

$23,280,134	$139,908,601	$5,228,093	$39,532,304	$7,444,398
(1,057)	(41,046)	(1,363)	(5,512)	1,453,755
(8,978,500)	(31,809,595)	512,054	(1,300,737)	(28,227,279)

46,323,314	439,558,495	23,312,566	75,932,619	154,784,061

$60,623,891	$547,616,455	$29,051,350	$114,158,674	$135,454,935

$9.31	$30.70	$5.80	$22.79	$7.57

Statements of Assets and Liabilities	53

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the Period Ended December 31, 2010

		Short-Term
	Daily	Government	Short-Term
INVESTMENT INCOME	Income Fund	Securities Fund	Bond Fund

Interest	$474,421	$2,137,012	$14,728,884
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—

Total investment income	474,421	2,137,012	14,728,884

EXPENSES

Management fees	943,871	318,299	1,707,217
Shareholder servicing fees	126,879	70,266	149,094
Custodian and accounting fees	53,801	65,916	180,169
Legal and audit fees	47,088	18,628	69,330
Directors and Board meeting expenses	39,423	14,961	60,020
Registration fees	32,634	17,207	27,613
Printing	22,024	9,784	29,578
Insurance	19,459	6,310	22,928
Communication	9,577	4,424	12,677
Other expenses	12,548	4,379	15,532
Administration fees	—	—	—

Total expenses	1,307,304	530,174	2,274,158

Less fees waived and expenses reimbursed by RE Advisers	(845,948)	—	—

Net expenses	461,356	530,174	2,274,158

NET INVESTMENT INCOME (LOSS)	13,065	1,606,838	12,454,726

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments	—	43,819	(774,219)
Net change in unrealized appreciation (depreciation)	—	131,567	3,605,505

NET GAIN ON INVESTMENTS	—	175,386	2,831,286

NET INCREASE IN NET ASSETS FROM OPERATIONS	$13,065	$1,782,224	$15,286,012

(a)	Represents realized and unrealized gain on investments allocated from the master portfolio.

54	Statements of Operations

The accompanying notes are an integral part of these financial statements.

			Small-Company	International
Stock Index Fund	Value Fund	Growth Fund	Stock Fund	Value Fund

$—	$13,010	$446	$9,531	$7,404

—	10,379,559	186,326	1,105,005	3,811,034
1,120,553	—	—	—	—
(27,055)	—	—	—	—

1,093,498	10,392,569	186,772	1,114,536	3,818,438

—	2,732,565	156,520	694,811	933,334
91,812	392,741	63,246	127,596	93,000
12,211	126,252	32,307	32,285	118,583
16,512	122,762	6,953	20,771	33,445
9,248	109,749	5,115	18,084	26,164
15,426	30,840	17,945	18,732	17,842
15,996	85,618	7,816	21,269	17,756
4,245	44,109	1,267	5,756	10,270
5,650	32,613	3,538	8,671	7,234
3,740	32,575	1,519	5,262	7,341
135,090	—	—	—	—

309,930	3,709,824	296,226	953,237	1,264,969

—	—	(67,623)	—	(32,981)

309,930	3,709,824	228,603	953,237	1,231,988

783,568	6,682,745	(41,831)	161,299	2,586,450

(3,385,785)(a)	7,749,721	2,690,103	1,125,728	(4,190,423)
10,239,100(a)	49,389,728	1,129,887	24,006,859	8,558,860

6,853,315	57,139,449	3,819,990	25,132,587	4,368,437

$7,636,883	$63,822,194	$3,778,159	$25,293,886	$6,954,887

Statements of Operations	55

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Daily Income Fund
	Year Ended	Year Ended
	December 31	December 31
INCREASE (DECREASE) IN NET ASSETS	2010	2009

Operations
Net investment income (loss)	$13,065	$582,588
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—

Increase (decrease) in net assets from operations	13,065	582,588

Distributions to Shareholders
Net investment income	(18,562)	(590,320)
Net realized gain on investments	—	—

Total distributions to shareholders	(18,562)	(590,320)

Capital Share Transactions
Net capital share transactions (See Note 7)	(4,397,540)	9,488,865
Redemption fees received (See Note 5)	—	—

Total increase (decrease) in net assets from capital transactions	(4,397,540)	9,488,865

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,403,037)	9,481,133

NET ASSETS
Beginning of period	191,492,124	182,010,991

End of period	187,089,087	191,492,124

	Value Fund
	Year Ended	Year Ended
	December 31	December 31
INCREASE (DECREASE) IN NET ASSETS	2010	2009

Operations
Net investment income (loss)	$6,682,745	$7,248,764
Net realized gain (loss) on investments	7,749,721	(19,737,118)
Net change in unrealized appreciation (depreciation)	49,389,728	115,357,009

Increase (decrease) in net assets from operations	63,822,194	102,868,655

Distributions to Shareholders
Net investment income	(6,699,245)	(7,270,604)
Net realized gain on investments	—	—

Total distributions to shareholders	(6,699,245)	(7,270,604)

Capital Share Transactions
Net capital share transactions (See Note 7)	(6,595,058)	(21,268,921)
Redemption fees received (See Note 5)	12,131	7,343

Total increase (decrease) in net assets from capital transactions	(6,582,927)	(21,261,578)

TOTAL INCREASE (DECREASE) IN NET ASSETS	50,540,022	74,336,473

NET ASSETS
Beginning of period	497,076,433	422,739,960

End of period	547,616,455	497,076,433

56	Statements of Changes in Net Assets

The accompanying notes are an integral part of these financial statements.

Short-Term Government
Securities Fund		Short-Term Bond Fund		Stock Index Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31	December 31	December 31	December 31	December 31	December 31
2010	2009	2010	2009	2010	2009

$1,606,838	1,670,444	$12,454,726	$14,594,101	$783,568	$719,489
43,819	170,112	(774,219)	694,458	(3,385,785)	(2,130,017)
131,567	(180,516)	3,605,505	18,069,237	10,239,100	12,000,472

1,782,224	1,660,040	15,286,012	33,357,796	7,636,883	10,589,944

(1,609,262)	(1,673,143)	(12,473,033)	(14,619,462)	(784,596)	(714,688)
(44,758)	(171,802)	—	(548,876)	—	—

(1,654,020)	(1,844,945)	(12,473,033)	(15,168,338)	(784,596)	(714,688)

10,326,963	9,512,813	59,773,147	23,898,420	1,906,063	2,183,923
—	—	—	—	18,770	1,398

10,326,963	9,512,813	59,773,147	23,898,420	1,924,833	2,185,321

10,455,167	9,327,908	62,586,126	42,087,878	8,777,120	12,060,577

65,681,697	56,353,789	246,419,811	204,331,933	51,846,771	39,786,194

76,136,864	65,681,697	309,005,937	246,419,811	60,623,891	51,846,771

Growth Fund		Small-Company Stock Fund		International Value Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31	December 31	December 31	December 31	December 31	December 31
2010	2009	2010	2009	2010	2009

$(41,831)	$(10,066)	$161,299	$366,496	$2,586,450	$2,233,412
2,690,103	1,404,163	1,125,728	(1,066,461)	(4,190,423)	(17,104,804)
1,129,887	3,367,905	24,006,859	20,546,228	8,558,860	39,446,470

3,778,159	4,762,002	25,293,886	19,846,263	6,954,887	24,575,078

—	—	(163,992)	(369,370)	(1,973,898)	(2,633,996)
—	—	—	—	—	—

—	—	(163,992)	(369,370)	(1,973,898)	(2,633,996)

6,213,869	7,589,275	23,188,646	1,307,693	7,552,578	8,261,471
145	847	7,560	6,778	1,419	1,462

6,214,014	7,590,122	23,196,206	1,314,471	7,553,997	8,262,933

9,992,173	12,352,124	48,326,100	20,791,364	12,534,986	30,204,015

19,059,177	6,707,053	65,832,574	45,041,210	122,919,949	92,715,934

29,051,350	19,059,177	114,158,674	65,832,574	135,454,935	122,919,949

Statements of Changes in Net Assets	57

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010		2009		2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	0.02	0.05	0.04
Net realized and unrealized gain (loss) on investments	—		—		— (b)	—	—

Total from investment operations	—		—		0.02	0.05	0.04

Distributions
Net investment income	—	(b)	—	(b)	(0.02)	(0.05)	(0.04)
Net realized gain	—		—		—	—	—

Total distributions	—		—		(0.02)	(0.05)	(0.04)

NET ASSET VALUE, END OF YEAR	$1.00		$1.00		$1.00	$1.00	$1.00

TOTAL RETURN	0.01%		0.31%		2.14%	4.62%	4.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$187,089		$191,492		$182,011	$149,303	$127,625
Ratio of gross expenses before voluntary expense limitation to average net assets	0.69%		0.73%		0.69%	0.71%	0.74%
Ratio of net investment income to average net assets	0.01	%(a,c)	0.30	%(a,c)	2.08%	4.52%	4.30%
Ratio of expenses to average net assets	0.24	%(a,c)	0.47	%(a,c)	0.69%	0.71%	0.74%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued throughout 2010.

58	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$5.25	$5.26	$5.17	$5.10	$5.06

Income from investment operations
Net investment income (a)	0.12	0.14	0.16	0.20	0.14
Net realized and unrealized gain (loss) on investments	0.01	— (b)	0.10	0.07	0.05

Total from investment operations	0.13	0.14	0.26	0.27	0.19

Distributions
Net investment income	(0.12)	(0.14)	(0.16)	(0.20)	(0.14)
Net realized gain	— (b)	(0.01)	(0.01)	—	(0.01)

Total distributions	(0.12)	(0.15)	(0.17)	(0.20)	(0.15)

NET ASSET VALUE, END OF YEAR	$5.26	$5.25	$5.26	$5.17	$5.10

TOTAL RETURN	2.57%	2.85%	5.16%	5.50%	3.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$76,137	$65,682	$55,354	$39,463	$40,779
Ratio of gross expenses before voluntary expense limitation to average net assets	0.75%	0.78%	0.82%	0.87%	0.87%
Ratio of net investment income to average net assets (a)	2.27%	2.73%	3.06%	4.00%	2.89%
Ratio of expenses to average net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	26%	28%	50%	47%	30%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Less than $.01 per share.

Financial Highlights	59

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$5.13	$4.72	$5.17	$5.16	$5.13

Income from investment operations
Net investment income (a)	0.23	0.33	0.27	0.22	0.19
Net realized and unrealized gain (loss) on investments	0.06	0.42	(0.45)	0.01	0.03

Total from investment operations	0.29	0.75	(0.18)	0.23	0.22

Distributions
Net investment income	(0.23)	(0.33)	(0.27)	(0.22)	(0.19)
Net realized gain	—	(0.01)	—	—	—

Total distributions	(0.23)	(0.34)	(0.27)	(0.22)	(0.19)

NET ASSET VALUE, END OF YEAR	$5.19	$5.13	$4.72	$5.17	$5.16

TOTAL RETURN	5.73%	16.38%	(3.52)%	4.62%	4.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$309,006	$246,420	$204,332	$228,591	$208,482
Ratio of gross expenses before voluntary expense limitation to average net assets	0.80%	0.83%	0.81%	0.82%	0.84%
Ratio of net investment income to average net assets (a)	4.38%	6.62%	5.49%	4.33%	3.71%
Ratio of expenses to average net assets (a)	0.80%	0.80%	0.80%	0.80%	0.80%
Portfolio turnover rate	38%	52%	56%	41%	40%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

60	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$8.24	$6.64	$10.94	$10.57	$9.30

Income from investment operations
Net investment income	0.12	0.11	0.17	0.15	0.13
Net realized and unrealized gain (loss) on investments	1.07	1.60	(4.25)	0.37	1.27

Total from investment operations	1.19	1.71	(4.08)	0.52	1.40

Distributions
Net investment income	(0.12)	(0.11)	(0.22)	(0.15)	(0.13)
Net realized gain	—	—	—	—	—

Total distributions	(0.12)	(0.11)	(0.22)	(0.15)	(0.13)

NET ASSET VALUE, END OF YEAR	$9.31	$8.24	$6.64	$10.94	$10.57

TOTAL RETURN	14.47%	25.83%	(37.41)%	4.91%	15.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$60,624	$51,847	$39,786	$62,332	$56,508
Ratio of net investment income to average net assets	1.45%	1.66%	1.82%	1.44%	1.32%
Ratio of expenses to average net assets (a)	0.62%	0.75%	0.59%	0.64%	0.68%
Portfolio turnover rate (b)	N/A	N/A	N/A	N/A	N/A

(a)	Includes 0.05% of expenses allocated from the Master Portfolio.

(b)	See Appendix for the portolio turnover of the S&P 500 Stock Master Portfolio.

Financial Highlights	61

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$27.52	$22.03	$35.48	$35.94	$32.78

Income from investment operations
Net investment income	0.38	0.40	0.59	0.83	0.57
Net realized and unrealized gain (loss) on investments	3.18	5.49	(13.45)	0.37	5.25

Total from investment operations	3.56	5.89	(12.86)	1.20	5.82

Distributions
Net investment income	(0.38)	(0.40)	(0.59)	(0.83)	(0.57)
Net realized gain	—	—	—	(0.83)	(2.09)

Total distributions	(0.38)	(0.40)	(0.59)	(1.66)	(2.66)

NET ASSET VALUE, END OF YEAR	$30.70	$27.52	$22.03	$35.48	$35.94

TOTAL RETURN	13.05%	26.98%	(36.43)%	3.25%	17.82%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$547,616	$497,076	$422,740	$723,406	$649,478
Ratio of net investment income to average net assets	1.32%	1.71%	1.96%	2.23%	1.68%
Ratio of expenses to average net assets	0.73%	0.80%	0.70%	0.66%	0.71%
Portfolio turnover rate	4%	3%	6%	4%	13%

62	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Growth Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010		2009		2008		2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$5.02		$3.31		$5.87		$5.22	$5.06

Income from investment operations
Net investment loss	(0.01)		—	(a)	(0.03)		(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	0.79		1.71		(2.37)		0.91	0.35

Total from investment operations	0.78		1.71		(2.40)		0.86	0.28

Distributions
Net investment income	—		—		—		—	—
Net realized gain	—		—		(0.16)		(0.21)	(0.12)

Total distributions	—		—		(0.16)		(0.21)	(0.12)

NET ASSET VALUE, END OF YEAR	$5.80		$5.02		$3.31		$5.87	$5.22

TOTAL RETURN	15.54%		51.66%		(40.93)%		17.55%	5.48%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$29,051		$19,059		$6,707		$9,001	$6,776
Ratio of gross expenses before voluntary expense
limitation to average net assets	1.23%		1.74%		1.30%		1.26%	1.50%
Ratio of net investment income (loss) to
average net assets	(0.17	)%(b)	(0.09	)%(b)	(0.61	)%(b)	(0.93)%	(1.16)%
Ratio of expenses to average net assets	0.95	%(b)	0.95	%(b)	0.93	%(b)	1.26%	1.50%
Expense ratio of underlying exchange traded fund	N/A		N/A		0.18	%(c)	0.20%	0.20%
Effective expense ratio	0.95%		0.95%		1.11%		1.46%	1.70%
Portfolio turnover rate	67%		66%		96	%(d)	19%	27%

(a)	Less than $0.01 per share.

(b)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers. On April 29, 2008, the expense limitation agreement was revised from 1.50% to 0.75%. Further, on December 5, 2008 the expense limitation agreement was revised from 0.75% to 0.95%.

(c)	On December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund changed its name, investment strategies and objective. At that time the Fund sold its entire position in PowerShares QQQ, the underlying exchange traded fund. The expense ratio of the underlying exchage traded fund is prorated for January 1, 2008 to December 4, 2008.

(d)	The portfolio turnover is unusually high because on December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund sold its entire position in the PowerShares QQQ and invested the entire portfolio in individual securities with a new investment strategy and objective.

Financial Highlights	63

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$17.04	$11.81	$18.16	$19.06	$17.00

Income from investment operations
Net investment income (loss)	0.03	0.10	0.11	0.19	0.23
Net realized and unrealized gain (loss) on investments	5.75	5.23	(6.35)	0.06	2.60

Total from investment operations	5.78	5.33	(6.24)	0.25	2.83

Distributions
Net investment income	(0.03)	(0.10)	(0.11)	(0.19)	(0.23)
Net realized gain	—	—	—	(0.96)	(0.54)

Total distributions	(0.03)	(0.10)	(0.11)	(1.15)	(0.77)

NET ASSET VALUE, END OF YEAR	$22.79	$17.04	$11.81	$18.16	$19.06

TOTAL RETURN	33.94%	45.10%	(34.33)%	1.36%	16.69%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$114,159	$65,833	$45,041	$66,910	$63,515
Ratio of net investment income (loss) to
average net assets	0.20%	0.71%	0.73%	0.99%	1.29%
Ratio of expenses to average net assets	1.17%	1.23%	1.25%	1.19%	1.23%
Portfolio turnover rate	4%	9%	26%	18%	5%

64	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Value Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$7.27	$5.90	$9.84	$9.72	$7.79

Income from investment operations
Net investment income (a)	0.14	0.18	0.23	0.36	0.05
Net realized and unrealized gain (loss) on investments	0.27	1.35	(3.68)	0.44	1.96

Total from investment operations	0.41	1.53	(3.45)	0.80	2.01

Distributions
Net investment income	(0.11)	(0.16)	(0.37)	(0.29)	(0.07)
Net realized gain	—	—	(0.12)	(0.39)	(0.01)

Total distributions	(0.11)	(0.16)	(0.49)	(0.68)	(0.08)

NET ASSET VALUE, END OF YEAR	$7.57	$7.27	$5.90	$9.84	$9.72

TOTAL RETURN	5.73%	25.93%	(35.43)%	8.21%	25.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$135,455	$122,920	$92,716	$140,971	$91,903
Ratio of gross expenses before voluntary expense
limitation to average net assets	1.02%	1.06%	1.01%	1.00%	1.04	%(b)
Ratio of net investment income to
average net assets (a)	2.08%	2.23%	2.73%	2.81%	0.95%
Ratio of expenses to average net assets (a)	0.99%	0.99%	0.98%	0.99%	0.99	%(b)
Portfolio turnover rate	44%	47%	25%	22%	55%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets for the period October 18, 2005 through June 11, 2006.

Financial Highlights	65

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
1. ORGANIZATION
Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (“the Act”) as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its investable asset in one or more securities that are designed to track the performance of the S&P 500 Index. At December 31, 2010, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Stock Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At December 31, 2010, the Stock Index Fund’s investment constituted 2.81% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Security valuation: Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities, Short-Term Bond, Value, Growth, Small-Company Stock, and International Value Funds value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Equity securities listed on the Nasdaq market system are valued at the Nasdaq official closing price, usually as of 4:00 pm, eastern time on the valuation date. In the event a security price is not available or events occur after the close of the primary market on which a security is traded, but before the time the net asset value of the Fund is calculated, that could affect the price of a security, and materially impact the price of a Fund, the Board of Directors has adopted valuation guidelines for the Short-Term Government Securities, Short-Term Bond, Value, Growth, Small-Company Stock, and International Value Funds. The guidelines are to be followed by RE Advisers Corporation, a registered investment adviser under the Investment Advisers Act of 1940, as amended, to determine a price that accurately reflects the fair value of a given security. Short-term debt instruments (with the exception of commercial paper), intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Commercial paper is valued on an amortized cost basis, which approximates market value. Registered investment companies are valued at the net asset value determined as of the close of the New York Stock Exchange on the valuation date.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. The Board of Directors of the Master Portfolio has adopted “fair value” pricing procedures, which could impact the valuation of the Stock Index Fund. Valuation of the securities is discussed in the notes to the Master Portfolio’s financial statements included in the Appendix of this report.

The International Value Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. The effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

The Funds adopted Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”), Fair Value Measurements and Disclosures (“ASC 820”) (formerly known as FAS 157), effective January 1, 2008. In accordance with ASC 820, fair value is defined as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. ASC 820 established a three-tier hierarchy, which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. The three-tier hierarchy of inputs is summarized below:

•	Level 1—quoted prices in active markets for identical investments;
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

66	Notes to Financial Statements

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

Daily Income Fund
Commercial Paper	$—	$135,119,043	$—	$135,119,043
U.S. Government Agency Obligations	$—	$40,983,717	$—	$40,983,717
Corporate Notes	$—	$4,204,911	$—	$4,204,911
Cash Equivalents	$7,543,483	$—	$—	$7,543,483

	$7,543,483	$180,307,671	$—	$187,851,154

Short-Term Government Securities Fund
U.S. Government Agency Obligations	$—	$51,088,571	$—	$51,088,571
Corporate Bonds	$—	$12,075,324	$—	$12,075,324
Mortgage Backed Securities	$—	$5,823,198	$—	$5,823,198
Municipal Bonds	$—	$3,498,014	$—	$3,498,014
Asset Backed Securities	$—	$2,500,324	$—	$2,500,324
Cash Equivalents	$1,323,186	$—	$—	$1,323,186

	$1,323,186	$74,985,431	$—	$76,308,617

Short-Term Bond Fund
Corporate Bonds	$—	$98,769,094	$—	$98,769,094
Asset Backed Securities	$—	$64,727,864	$—	$64,727,864
Municipal Bonds	$—	$48,659,244	$—	$48,659,244
Mortgage Backed Securities	$—	$43,080,368	$—	$43,080,368
Yankee Bonds	$—	$29,498,843	$—	$29,498,843
U.S. Government Agency Obligations	$—	$14,595,169	$—	$14,595,169
Cash Equivalents	$7,989,211	$—	$—	$7,989,211

	$7,989,211	$299,330,582	$—	$307,319,793

Value Fund
Common Stocks	$544,079,981	$—	$—	$544,079,981
Cash Equivalents	$3,422,398	$—	$—	$3,422,398

	$547,502,379	$—	$—	$547,502,379

Growth Fund
Common Stocks	$28,802,800	$—	$—	$28,802,800
Cash Equivalents	$394,367	$—	$—	$394,367

	$29,197,167	$—	$—	$29,197,167

Small-Company Stock Fund
Common Stocks	$102,177,679	$—	$—	$102,177,679
Exchange Traded Fund	$4,265,400	$—	$—	$4,265,400
Commercial Paper	$—	$1,999,962	$—	$1,999,962
Cash Equivalents	$5,603,087	$—	$—	$5,603,087

	$112,046,166	$1,999,962	$—	$114,046,128

International Value
Common Stocks	$5,761,169	$122,697,874	$—	$128,459,043
Cash Equivalents	$5,912,859	$—	$—	$5,912,859

	$11,674,028	$122,697,874	$—	$134,371,902

The following is a detail of the level 3 activity during 2010:

Short-Term Bond Fund

Balance as of December 31, 2009	$9,239

Net purchase/(sale) at cost	$(5,441)
Realized gain/(loss)	$—
Change in unrealized appreciation/(depreciation)	$(3,798)
Transfers out at market value
Accretion/(amortization)	$—

Balance as of December 31, 2010	$—

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly.

Income dividends for Value Fund are declared and paid semi-annually. Income dividends for the Stock Index, Growth, Small-Company Stock, and International Value Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, or more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

Fund management believes that no events have occurred between December 31, 2010, the date of this report, and the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

3. FEDERAL INCOME TAX INFORMATION
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statue of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, deferred compensation payable and REIT transactions.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Reclassifications recorded in 2010 include capital loss carryforward expirations for Daily Income and Stock Index Funds, paydown losses for Short-Term Government Securities and Short-Term Bond Funds, REIT transactions for Stock Index Fund, operating losses not utilized during the current year for Growth Fund, and foreign currency transactions for International Value Fund. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

Notes to Financial Statements	67

The tax reclassifications for 2010 are as follows:

	Undistributed	Undistributed
	Net Investment	Capital	Paid in
	Income	Gains	Capital

Daily Income Fund	$—	$48	$(48)
Short-Term Gov. Securities Fund	$281	$939	$(1,220)
Short-Term Bond Fund	$9,604	$(9,605)	$1
Stock Index Fund	$1,100	$6,090,853	$(6,091,953)
Value Fund	$1,195	$—	$(1,195)
Growth Fund	$41,052	$—	$(41,052)
Small-Company Stock Fund	$120	$—	$(120)
International Value Fund	$425,178	$(425,178)	$—

Tax character of distributions paid in 2010 was as follows:

	Ordinary	Long-Term	Return of	Total
	Income	Gain	Capital	Distributions

Daily Income Fund	$18,562	$—	$—	$18,562
Short-Term Gov. Securities Fund	$1,609,262	$44,758	$—	$1,654,020
Short-Term Bond Fund	$12,473,033	$—	$—	$12,473,033
Stock Index Fund	$784,596	$—	$—	$784,596
Value Fund	$6,699,245	$—	$—	$6,699,245
Growth Fund	$—	$—	$—	$—
Small-Company Stock Fund	$163,992	$—	$—	$163,992
International Value Fund	$1,973,898	$—	$—	$1,973,898

Tax character of distributions paid in 2009 was as follows:

	Ordinary	Long-Term	Return of	Total
	Income	Gain	Capital	Distributions

Daily Income Fund	$590,320	$—	$—	$590,320
Short-Term Gov. Securities Fund	$1,841,210	$3,735	$—	$1,844,945
Short-Term Bond Fund	$15,006,062	$162,276	$—	$15,168,338
Stock Index Fund	$714,688	$—	$—	$714,688
Value Fund	$7,270,604	$—	$—	$7,270,604
Growth Fund	$—	$—	$—	$—
Small-Company Stock Fund	$369,370	$—	$—	$369,370
International Value Fund	$2,633,996	$—	$—	$2,633,996

The tax character of distributable earnings/(accumulated losses) at December 31, 2010 was as follows:

			Net
	Undistributed	Undistributed	Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
	Income	Gain	Depreciation	Carryforward

Daily Income Fund	$—	$—	$—	$(21)[1]
Short-Term Gov. Securities Fund	$—	$—	$1,349,124	$—
Short-Term Bond Fund	$—	$—	$343,845	$(783,824)[2]
Stock Index Fund	$—	$—	$22,268,481	$9,443,867 [3]
Value Fund	$—	$—	$139,908,601	$(31,809,595)[4]
Growth Fund	$—	$531,380	$5,208,767	$—
Small-Company Stock Fund	$—	$—	$39,532,304	$(1,300,737)[5]
International Value Fund	$1,463,333	$—	$6,998,998	$(27,809,233)[6]

[1]	Daily Income Fund: $21 expires in 2011.
[2]	Short-Term Bond Fund : $783,824 expires in 2018.
[3]	Stock Index Fund: $1,714,680 expires in 2012, $120,952 expires in 2013, $2,799,649 expires in 2016, $1,852,602 expires in 2017 and $2,955,984 expires in 2018.
[4]	Value Fund: $11,735,483 expires in 2016, and $20,074,112 expires in 2017.
[5]	Small-Company Stock Fund: $234,276 expires in 2016, and $1,066,461 expires in 2017.
[6]	International Value Fund: $4,403,644 expires in 2016, $17,083,756 expires in 2017, and $6,321,833 expires in 2018.

Value Fund, Growth Fund, and Small Company Stock Fund utilized $7,749,721, $2,135,549, and $1,125,728, respectively, of capital loss carryforwards. Capital loss carryforwards of $48 for Daily Income Fund and $6,089,254 for Stock Index Fund expired in 2010.

At December 31, 2010, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

		Tax	Tax	Net
		Unrealized	Unrealized	Unrealized
	Tax Cost	Gain	(Loss)	Gain (Loss)

Daily Income Fund	$187,851,154	$—	$—	$—
Short-Term Government Securities Fund	$74,959,493	$1,503,458	$(154,334)	$1,349,124
Short-Term Bond Fund	$306,975,948	$7,717,499	$(7,373,654)	$343,845
Value Fund	$407,593,778	$181,693,946	$(41,785,345)	$139,908,601
Growth Fund	$23,988,400	$5,376,438	$(167,671)	$5,208,767
Small-Company Stock Fund	$74,513,824	$42,842,151	$(3,309,847)	$39,532,304
International Value Fund	$127,372,904	$13,597,395	$(6,598,397)	$6,998,998

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

For the year ended December 31, 2010, dividends from foreign countries were $3,918,618 for the International Value Fund. Taxes paid to foreign countries that qualify for the foreign tax credit were $409,450 for the International Value Fund. All other funds treat foreign taxes paid as a reduction of net investment company taxable income by these amounts.

4. INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2010, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	$6,181,353	$6,057,776
Short-Term Bond Fund	$137,026,438	$87,578,157
Value Fund	$23,406,660	$20,259,054
Growth Fund	$21,996,022	$15,633,241
Small-Company Stock Fund	$20,499,585	$2,937,057
International Value Fund	$57,800,315	$51,898,798

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2010, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	$20,648,946	$11,603,445
Short-Term Bond Fund	$15,077,202	$9,511,326

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund please refer to the Appendix of this report.

5. RELATED PARTIES
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Value Fund.

68	Notes to Financial Statements

T. Rowe Price Associates, Inc. (“T. Rowe”) is the Subadvisor for the Growth Fund and Mercator Asset Management, L.P. (“Mercator”) is the Subadvisor for the International Value Fund. The Subadvisors select, buy, and sell securities under the supervision of RE Advisers and the Board of Directors. RE Advisers pays the Subadvisors from the fees it receives from the Funds.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.05% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors.

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Value Fund.

On January 27, 2009, RE Advisers voluntarily and temporarilly reduced the expense limitation for the Daily Income Fund from 0.80% to 0.50%. Further, on August 14, 2009, RE Advisers agreed to waive additional fees or reimburse expenses, if necessary in order to assist the Daily Income Fund in maintaining a minimum yield. The temporary waiver continued throughout 2010.

Pursuant to the Expense Limitation Agreement, management fees waived for the period ended December 31, 2010, amounted to $845,948 for Daily Income Fund, $67,623 for Growth Fund, and $32,981 for International Value Fund.

The Stock Index, Value, Growth, Small-Company Stock, and International Value Funds each receive a 2% redemption fee on shares sold within 30 days of purchase.

6. TREASURY’S TEMPORARY GUARANTEE PROGRAM
The Board of Directors approved the Daily Income Fund’s participation in the Temporary Guarantee Program for Money Market Funds (the program), established by the U.S. Treasury Department, through September 18, 2009. Subject to certain conditions and limitations, the program guaranteed that shareholders in the Fund as of the close of business on September 19, 2008, would receive $1.00 for each fund share held. Shares not guaranteed under the program would be redeemed at net asset value per share. The guarantee applied only if a participating money market fund’s net asset value per share fell below $0.995 and the fund subsequently decided to liquidate.

In total, the Fund paid $69,357, equal to .040% of the net asset value of the Fund as of the close of business on September 19, 2008, to participate in the full 12-month term of the program that expired on September 18, 2009. The participation fees were paid directly by the Daily Income Fund. They were recognized in expenses ratably over the period of participation in the program.

Notes to Financial Statements	69

7. CAPITAL SHARE TRANSACTIONS
As of December 31, 2010, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund. Transactions in capital shares were as follows:

		Shares Issued
		In Reinvestment	Total Shares	Total Shares	Net Increase
	Shares Sold	of Dividends	Issued	Redeemed	(Decrease)

Year Ended December 31, 2010
In Dollars

Daily Income Fund	$98,763,865	$18,188	$98,782,053	$(103,179,593)	$(4,397,540)
Short-Term Government Securities Fund	$23,464,276	$1,596,026	$25,060,302	$(14,733,339)	$10,326,963
Short-Term Bond Fund	$91,128,790	$12,130,425	$103,259,215	$(43,486,068)	$59,773,147
Stock Index Fund	$10,233,882	$780,373	$11,014,255	$(9,108,192)	$1,906,063
Value Fund	$60,029,598	$6,254,109	$66,283,707	$(72,878,765)	$(6,595,058)
Growth Fund	$12,660,537	$—	$12,660,537	$(6,446,668)	$6,213,869
Small-Company Stock Fund	$42,626,836	$161,875	$42,788,711	$(19,600,065)	$23,188,646
International Value Fund	$31,499,482	$1,959,866	$33,459,348	$(25,906,770)	$7,552,578
In Shares

Daily Income Fund	98,763,865	18,188	98,782,053	(103,179,593)	(4,397,540)
Short-Term Government Securities Fund	4,448,375	302,621	4,750,996	(2,794,534)	1,956,462
Short-Term Bond Fund	17,551,204	2,334,273	19,885,477	(8,371,382)	11,514,095
Stock Index Fund	1,216,440	83,821	1,300,261	(1,081,013)	219,248
Value Fund	2,126,828	223,400	2,350,228	(2,572,454)	(222,226)
Growth Fund	2,464,881	—	2,464,881	(1,258,309)	1,206,572
Small-Company Stock Fund	2,185,227	7,103	2,192,330	(1,047,138)	1,145,192
International Value Fund	4,475,380	270,269	4,745,649	(3,776,438)	969,211

Year Ended December 31, 2009
In Dollars

Daily Income Fund	$101,761,928	$576,846	$102,338,774	$(92,849,909)	$9,488,865
Short-Term Government Securities Fund	$23,383,529	$1,769,456	$25,152,985	$(15,640,172)	$9,512,813
Short-Term Bond Fund	$38,088,888	$14,790,293	$52,879,181	$(28,980,761)	$23,898,420
Stock Index Fund	$6,553,284	$707,128	$7,260,412	$(5,076,489)	$2,183,923
Value Fund	$46,216,183	$6,799,280	$53,015,463	$(74,284,384)	$(21,268,921)
Growth Fund	$9,891,469	$—	$9,891,469	$(2,302,194)	$7,589,275
Small-Company Stock Fund	$9,853,844	$364,827	$10,218,671	$(8,910,978)	$1,307,693
International Value Fund	$19,187,376	$2,617,480	$21,804,856	$(13,543,385)	$8,261,471
In Shares

Daily Income Fund	101,761,928	576,846	102,338,774	(92,849,909)	9,488,865
Short-Term Government Securities Fund	4,438,229	335,942	4,774,171	(2,969,066)	1,805,105
Short-Term Bond Fund	7,632,499	2,973,697	10,606,196	(5,908,238)	4,697,958
Stock Index Fund	940,754	85,820	1,026,574	(726,240)	300,334
Value Fund	2,032,360	276,329	2,308,689	(3,436,541)	(1,127,852)
Growth Fund	2,395,768	—	2,395,768	(622,119)	1,773,649
Small-Company Stock Fund	717,015	21,410	738,425	(687,447)	50,978
International Value Fund	3,081,987	360,039	3,442,026	(2,231,281)	1,210,745

70	Notes to Financial Statements

INDEPENDENT
Directors and Officers
(Unaudited)

Each director serves until his resignation, removal by the board or until his successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Funds’ directors and officers and is available without charge, upon request, by calling 1-800-258-3030.

	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
NAME, ADDRESS AND	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION(S)	PORTFOLIOS OVERSEEN	DIRECTORSHIPS
DATE OF BIRTH	THE FUND	OF TIME SERVED	DURING PAST FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR

James F. Perna 4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Director Chairman of the Board Member of Audit Committee Member of Compensation Committee	1990-Present	Of Counsel, Krooth & Altman LLP (law firm) (2007-Present) Partner, Krooth & Altman LLP (1981-2007)	8	None

Douglas W. Johnson 4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Director Chairman of Audit Committee Member of Compensation Committee	2003-Present	CEO, Blue Ridge (Electric Membership Corporation) (1979-Present)	8	None

Kenneth R. Meyer 4301 Wilson Boulevard Arlington, VA 22203 08/11/44	Director Chairman of Compensation Committee Member of Audit Committee	2005-Present	Retired (2004-Present)	8	None

Anthony M. Marinello 4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Director Member of Audit Committee Member of Compensation Committee	1990-Present	Retired (2004-Present)	8	None

Sheldon C. Petersen 4301 Wilson Boulevard Arlington, VA 22203 02/21/53	Director Member of Audit Committee Member of Compensation Committee	2005-Present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-Present)	8	None

Mark Rose 4301 Wilson Boulevard Arlington, VA 22203 04/19/53	Director Member of Audit Committee Member of Compensation Committee	2005-Present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-Present)	8	None

Directors and Officers	71

	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
NAME, ADDRESS AND	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION(S)	PORTFOLIOS OVERSEEN	DIRECTORSHIPS
DATE OF BIRTH	THE FUND	OF TIME SERVED	DURING PAST FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR

Peter J. Tonetti 4301 Wilson Boulevard Arlington, Virginia 22203 02/11/53	Director Member of Audit Committee Member of Compensation Committee	2010-present	Chief Investment Officer, Hamilton College (2008-present) Senior Director, Pension Finance and Investments at Philips Electrics North America Corporation (electronics manufacturer) (1988-2008)	8	None

Anthony C. Williams 4301 Wilson Boulevard Arlington, VA 22203 01/02/42	Director Member of Audit Committee Member of Compensation Committee	1990-Present	Retired (2000-Present)	8	None

72	Directors and Officers

INTERESTED
Directors and Officers
(Unaudited)

	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
NAME, ADDRESS AND	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION(S)	PORTFOLIOS OVERSEEN	DIRECTORSHIPS
DATE OF BIRTH	THE FUND	OF TIME SERVED	DURING PAST FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR

Peter R. Morris* 4301 Wilson Boulevard Arlington, VA 22203 09/28/48	Director President Chief Executive Officer	1990-Present	President and Director of RE Advisers Corporation (2002-Present) Vice President and Chief Investment Officer of NRECA (1988-Present) Vice President and Director of RE Investment Corporation (1990-Present)	8	RE Advisers Corporation RE Investment Corporation

Cynthia L. Dove 4301 Wilson Boulevard Arlington, Virginia 22203 04/05/60	Vice President Chief Operations Officer	2010-Present	Director, Investment Services, NRECA (1998-Present)	Not Applicable	Not Applicable

Danielle C. Sieverling 4301 Wilson Boulevard Arlington, VA 22203 02/25/71	Chief Compliance Officer	2005-Present	Vice President of Management Advisory Services, NRECA
(2007-Present)

Chief Compliance Officer, RE Investment Corporation
(2005-Present)

Chief Compliance Officer, RE Advisers
Corporation
(2005-Present)

Secretary, Homestead Funds, Inc.
(2005-2008)

Secretary, RE Advisers Corporation
(2005-2008)

Senior Director of Management Advisory Services, NRECA
(2000-2007)
				Not Applicable	Not Applicable

Kelly B. Whetstone 4301 Wilson Boulevard Arlington, VA 22203 11/21/77	Secretary	2008-present	Counsel and Director of Compliance of NRECA
(2007-Present)

Secretary, RE Advisers Corporation
(2008-Present)

Secretary, RE Investment Corporation
(2008-Present)

Associate, Bell, Boyd & Lloyd LLP
(law firm) (2005-2007)
				Not Applicable	Not Applicable

*	Mr. Morris is a director who is an “interested person” of the Homestead Funds, within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Morris is the Vice President and a director of RE Investment Corporation, the Homestead Funds’ distributor, and he is the President and a director of RE Advisers Corporation, the Homestead Funds’ investment adviser. Mr. Morris also is an officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers Corporation.

Directors and Officers	73

	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
NAME, ADDRESS AND	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION(S)	PORTFOLIOS OVERSEEN	DIRECTORSHIPS
DATE OF BIRTH	THE FUND	OF TIME SERVED	DURING PAST FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR

Amy M. DiMauro 4301 Wilson Boulevard Arlington, VA 22203 07/29/71	Treasurer	2007-Present	Director, Daily Pricing, NRECA
(2007-Present)

Treasurer and Director of RE Investment Corporation
(2007-Present)

Treasurer and Director of RE Advisers Corporation
(2010-Present)

Manager Mutual Fund Accounting, NRECA
			(2000-2007)	Not Applicable	Not Applicable

74	Directors and Officers

Report of Independent Registered Public
Accounting Firm

To the Board of Directors of the Homestead Funds, Inc. and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (comprising the Homestead Funds, Inc., hereafter referred to as the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 25, 2011

Report of Independent Registered Public Accounting Firm	75

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio
 December 31, 2010

COMMON STOCKS	Shares	Value

(98.8% of net assets)

CONSUMER DISCRETIONARY—11.5%
Auto Components—0.2%
The Goodyear Tire & Rubber Co. (a)	45,279	$536,556
Johnson Controls, Inc.	125,803	4,805,675

Total Auto Components		5,342,231

Automobiles—0.6%
Ford Motor Co. (a)	698,864	11,733,927
Harley-Davidson, Inc.	43,899	1,521,978

Total Automobiles		13,255,905

Distributors—0.1%
Genuine Parts Co. (b)	29,380	1,508,369

Total Distributors		1,508,369

Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A (a)	23,651	933,978
DeVry, Inc.	11,735	563,045
H&R Block, Inc. (b)	57,513	684,980

Total Diversified Consumer Services		2,182,003

Hotels, Restaurants & Leisure—1.7%
Carnival Corp.	80,328	3,703,924
Darden Restaurants, Inc. (b)	25,749	1,195,783
International Game Technology (b)	55,566	982,962
Marriott International, Inc., Class A (b)	53,690	2,230,283
McDonald’s Corp.	197,058	15,126,172
Starbucks Corp. (b)	138,282	4,443,001
Starwood Hotels & Resorts Worldwide, Inc. (b)	35,615	2,164,680
Wyndham Worldwide Corp. (b)	32,635	977,745
Wynn Resorts, Ltd.	14,144	1,468,713
Yum! Brands, Inc.	87,415	4,287,706

Total Hotels, Restaurants, & Leisure		36,580,969

Household Durables—0.4%
D.R. Horton, Inc.	52,212	622,889
Fortune Brands, Inc. (b)	28,401	1,711,160
Harman International Industries, Inc. (a)(b)	12,962	600,141
Leggett & Platt, Inc. (b)	27,505	626,014
Lennar Corp., Class A (b)	29,711	557,081
Newell Rubbermaid, Inc.	54,147	984,392
Pulte Homes, Inc. (a)	62,773	472,053
Stanley Black & Decker, Inc.	30,882	2,065,079
Whirlpool Corp.	14,167	1,258,455

Total Household Durables		8,897,264

Internet & Catalog Retail—0.8%
Amazon.com, Inc. (a)(b)	66,141	11,905,380
Expedia, Inc. (b)	37,725	946,520
NetFlix, Inc. (a)	8,095	1,422,292
priceline.com, Inc. (a)	9,160	3,659,878

Total Internet & Catalog Retail		17,934,070

Leisure Equipment & Products—0.1%
Hasbro, Inc.	25,403	1,198,513
Mattel, Inc. (b)	66,958	1,702,742

Total Leisure Equipment & Products		2,901,255

Media—3.1%
CBS Corp., Class B	126,897	2,417,388
Cablevision Systems Corp. (b)	44,794	1,515,829
Comcast Corp., Class A (b)	520,407	11,433,342
DIRECTV, Class A (a)	155,505	6,209,315
Discovery Communications, Inc. (a)(b)	53,058	2,212,519
Gannett Co., Inc.	44,468	671,022
Interpublic Group of Cos., Inc. (a)	91,117	967,662
The McGraw-Hill Cos., Inc.	57,302	2,086,366
Meredith Corp.	6,819	236,278
News Corp., Class A (b)	425,998	6,202,531
Omnicom Group, Inc. (b)	56,203	2,574,097
Scripps Networks Interactive, Inc., Class A(b)	16,739	866,243
Time Warner Cable, Inc. (b)	66,389	4,383,666
Time Warner, Inc. (b)	206,905	6,656,134
Viacom, Inc., Class B	112,758	4,466,344
The Walt Disney Co.	353,188	13,248,082
The Washington Post Co., Class B (b)	1,025	450,487

Total Media		66,597,305

Multiline Retail—1.8%
Big Lots, Inc. (a)	14,060	428,268
Family Dollar Stores, Inc. (b)	23,481	1,167,241
J.C. Penney Co., Inc. (b)	44,074	1,424,031
Kohl’s Corp. (a)(b)	57,414	3,119,877
Macy’s, Inc.	79,187	2,003,431
Nordstrom, Inc.	31,459	1,333,232
Sears Holdings Corp. (a)(b)	8,255	608,806
Target Corp. (b)	132,071	7,941,429
Wal-Mart Stores, Inc.	365,407	19,706,399

Total Multiline Retail		37,732,714

Specialty Retail—2.0%
Abercrombie & Fitch Co., Class A	16,455	948,302
AutoNation, Inc. (a)	11,735	330,927
AutoZone, Inc. (a)(b)	5,078	1,384,212
Bed Bath & Beyond, Inc. (a)	48,330	2,375,419
Best Buy Co., Inc.	61,590	2,111,921
CarMax, Inc. (a)	41,992	1,338,705
GameStop Corp., Class A (a)(b)	28,009	640,846
The Gap, Inc. (b)	82,010	1,815,701
The Home Depot, Inc.	305,670	10,716,790
Limited Brands, Inc.	49,365	1,516,986
Lowe’s Cos., Inc. (b)	257,396	6,455,492

76	Appendix

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 December 31, 2010

	Shares	Value

(Common Stocks continued)
O’Reilly Automotive, Inc. (a)	26,057	$1,574,364
RadioShack Corp.	21,232	392,580
Ross Stores, Inc. (b)	22,480	1,421,860
The Sherwin-Williams Co. (b)	16,746	1,402,478
Staples, Inc. (b)	134,890	3,071,445
The TJX Cos., Inc. (b)	73,825	3,277,092
Tiffany & Co.	23,537	1,465,649
Urban Outfitters, Inc. (a)(b)	24,117	863,630

Total Specialty Retail		43,104,399

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc.	55,232	3,054,882
NIKE, Inc., Class B (b)	71,306	6,090,959
Polo Ralph Lauren Corp.	12,057	1,337,362
VF Corp. (b)	16,193	1,395,513

Total Textiles, Apparel, & Luxury Goods		11,878,716

Total Consumer Discretionary		247,915,200

CONSUMER STAPLES—9.6%
Beverages—2.5%
Brown-Forman Corp., Class B (b)	19,347	1,346,938
The Coca-Cola Co. (b)	433,113	28,485,842
Coca-Cola Enterprises, Inc. (b)	63,220	1,582,397
Constellation Brands, Inc. (a)(b)	33,487	741,737
Dr Pepper Snapple Group, Inc. (b)	42,357	1,489,272
Molson Coors Brewing Co., Class B	29,460	1,478,597
PepsiCo, Inc.	295,602	19,311,679

Total Beverages		54,436,462

Food & Staples Retailing—1.4%
CVS Caremark Corp.	253,491	8,813,882
Costco Wholesale Corp. (b)	80,639	5,822,943
The Kroger Co. (b)	118,950	2,659,722
SUPERVALU, Inc. (b)	39,541	380,780
Safeway, Inc.	69,535	1,563,842
Sysco Corp. (b)	109,130	3,208,422
Walgreen Co. (b)	172,672	6,727,301
Whole Foods Market, Inc. (a)(b)	27,441	1,388,240

Total Food & Staples Retailing		30,565,132

Food Products—1.6%
Archer Daniels Midland Co.	119,182	3,584,995
Campbell Soup Co. (b)	35,722	1,241,339
ConAgra Foods, Inc.	81,962	1,850,702
Dean Foods Co. (a)(b)	34,245	302,726
General Mills, Inc.	119,428	4,250,443
H.J. Heinz Co. (b)	59,840	2,959,686
The Hershey Co.	28,791	1,357,496
Hormel Foods Corp. (b)	12,909	661,715
The J.M. Smucker Co.	22,277	1,462,485
Kellogg Co. (b)	47,389	2,420,630
Kraft Foods, Inc., Class A	325,829	10,266,872
McCormick & Co., Inc. (b)	24,837	1,155,666
Sara Lee Corp. (b)	119,236	2,087,822
Tyson Foods, Inc., Class A	55,915	962,856

Total Food Products		34,565,433

Household Products—2.2%
Colgate-Palmolive Co.	90,030	7,235,711
The Clorox Co. (b)	26,061	1,649,140
Kimberly-Clark Corp. (b)	76,061	4,794,886
The Procter & Gamble Co.	522,100	33,586,693

Total Household Products		47,266,430

Personal Products—0.3%
Avon Products, Inc.	79,962	2,323,695
The Estee Lauder Cos., Inc., Class A (b)	21,154	1,707,128
Mead Johnson Nutrition Co. (b)	38,131	2,373,655

Total Personal Products		6,404,478

Tobacco—1.6%
Altria Group, Inc.	389,448	9,588,210
Lorillard, Inc.	27,906	2,289,966
Philip Morris International, Inc.	338,418	19,807,605
Reynolds American, Inc. (b)	63,040	2,056,365

Total Tobacco		33,742,146

Total Consumer Staples		206,980,081

ENERGY—11.8%
Energy Equipment & Services—2.1%
Baker Hughes, Inc.	80,544	4,604,701
Cameron International Corp. (a)(b)	45,354	2,300,808
Diamond Offshore Drilling, Inc.	12,958	866,501
FMC Technologies, Inc. (a)(b)	22,337	1,985,983
Halliburton Co.	169,546	6,922,563
Helmerich & Payne, Inc. (b)	19,724	956,220
Nabors Industries Ltd. (a)	53,175	1,247,486
National Oilwell Varco, Inc. (b)	78,284	5,264,599
Rowan Cos., Inc. (a)(b)	23,565	822,654
Schlumberger Ltd.	254,482	21,249,247

Total Energy Equipment & Services		46,220,762

Oil, Gas & Consumable Fuels—9.7%
Anadarko Petroleum Corp.	92,448	7,040,840
Apache Corp.	71,288	8,499,668
Cabot Oil & Gas Corp. (b)	19,410	734,668
Chesapeake Energy Corp. (b)	121,976	3,160,398
Chevron Corp. (b)	375,363	34,251,874
ConocoPhillips	274,037	18,661,920

Appendix	77

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 December 31, 2010

	Shares	Value

(Common Stocks continued)
CONSOL Energy, Inc. (b)	42,090	$2,051,467
Denbury Resources, Inc. (a)(b)	74,427	1,420,811
Devon Energy Corp. (b)	80,558	6,324,609
EOG Resources, Inc. (b)	47,387	4,331,646
El Paso Corp. (b)	131,233	1,805,766
Exxon Mobil Corp.	940,528	68,771,407
Hess Corp.	55,970	4,283,944
Marathon Oil Corp. (b)	132,293	4,898,810
Massey Energy Co. (b)	18,964	1,017,419
Murphy Oil Corp.	35,897	2,676,121
Newfield Exploration Co. (a)(b)	24,981	1,801,380
Noble Energy, Inc. (b)	32,707	2,815,418
Occidental Petroleum Corp.	151,570	14,869,017
Peabody Energy Corp. (b)	50,343	3,220,945
Pioneer Natural Resources Co. (b)	21,623	1,877,309
QEP Resources, Inc.	32,647	1,185,413
Range Resources Corp. (b)	29,831	1,341,798
Southwestern Energy Co. (a)(b)	64,800	2,425,464
Spectra Energy Corp. (b)	120,799	3,018,767
Sunoco, Inc. (b)	22,475	905,967
Tesoro Corp. (a)	26,597	493,108
Valero Energy Corp.	105,557	2,440,478
The Williams Cos., Inc.	108,989	2,694,208

Total Oil, Gas, & Consumable Fuels		209,020,640

Total Energy		255,241,402

FINANCIALS—15.8%
Capital Markets—2.5%
Ameriprise Financial, Inc.	46,250	2,661,687
The Bank of New York Mellon Corp.	231,393	6,988,069
The Charles Schwab Corp.	185,314	3,170,723
E*Trade Financial Corp. (a)	37,027	592,432
Federated Investors, Inc., Class B (b)	17,095	447,376
Franklin Resources, Inc.	27,157	3,020,130
The Goldman Sachs Group, Inc. (b)	95,357	16,035,233
Invesco Ltd.	86,183	2,073,563
Janus Capital Group, Inc.	34,576	448,451
Legg Mason, Inc.	28,513	1,034,166
Morgan Stanley	282,212	7,678,988
Northern Trust Corp.	45,129	2,500,598
State Street Corp.	93,555	4,335,339
T Rowe Price Group, Inc.	47,788	3,084,238

Total Capital Markets		54,070,993

Commercial Banks—3.0%
BB&T Corp.	129,560	3,406,132
Comerica, Inc.	32,867	1,388,302
Fifth Third Bancorp (b)	148,442	2,179,129
First Horizon National Corp. (a)	43,862	516,700
Huntington Bancshares, Inc.	160,958	1,105,781
KeyCorp	164,091	1,452,205
M&T Bank Corp.	22,311	1,942,173
Marshall & Ilsley Corp.	98,346	680,554
PNC Financial Services Group, Inc. (b)(c)	98,114	5,957,482
Regions Financial Corp.	234,119	1,638,833
SunTrust Banks, Inc.	93,194	2,750,155
U.S. Bancorp (b)	357,828	9,650,621
Wells Fargo & Co.	979,013	30,339,613
Zions BanCorp.	33,227	805,090

Total Commercial Banks		63,812,770

Consumer Finance—0.7%
American Express Co.	195,359	8,384,808
Capital One Financial Corp.	85,149	3,623,942
Discover Financial Services (b)	101,414	1,879,202
SLM Corp. (a)	90,538	1,139,873

Total Consumer Finance		15,027,825

Diversified Financial Services—4.2%
Bank of America Corp.	1,881,122	25,094,167
CME Group, Inc. (b)	12,499	4,021,553
Citigroup, Inc. (a)	5,418,541	25,629,699
IntercontinentalExchange, Inc. (a)(b)	13,645	1,625,802
JPMorgan Chase & Co.	729,133	30,929,822
Leucadia National Corp. (b)	36,737	1,071,986
Moody’s Corp.	37,997	1,008,440
The NASDAQ OMX Group, Inc. (a)	26,201	621,226
NYSE Euronext	48,574	1,456,248

Total Diversified Financial Services		91,458,943

Insurance—3.8%
ACE Ltd.	63,337	3,942,728
Aon Corp.	61,552	2,832,008
Aflac, Inc.	87,950	4,963,018
The Allstate Corp. (b)	100,304	3,197,691
American International Group, Inc. (a)(b)	26,132	1,505,726
Assurant, Inc.	19,875	765,585
Berkshire Hathaway, Inc., Class B (a)	322,764	25,856,624
Chubb Corp. (b)	56,876	3,392,085
Cincinnati Financial Corp. (b)	30,323	960,936
Genworth Financial, Inc., Class A (a)	91,215	1,198,565
Hartford Financial Services Group, Inc.	82,827	2,194,087
Lincoln National Corp.	59,043	1,641,986
Loews Corp.	58,996	2,295,534
Marsh & McLennan Cos., Inc. (b)	101,496	2,774,901
MetLife, Inc. (b)	169,022	7,511,338

78	Appendix

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 December 31, 2010

	Shares	Value

(Common Stocks continued)
Principal Financial Group, Inc. (b)	59,709	$1,944,125
The Progressive Corp.	123,756	2,459,032
Prudential Financial, Inc. (b)	90,540	5,315,603
Torchmark Corp.	14,889	889,469
The Travelers Cos., Inc. (b)	85,621	4,769,946
Unum Group	59,154	1,432,710
XL Group Plc	60,288	1,315,484

Total Insurance		83,159,181

Real Estate Investment Trusts (REITs)—1.4%
Apartment Investment & Management Co.	21,815	563,700
AvalonBay Communities, Inc.	15,876	1,786,844
Boston Properties, Inc.	26,142	2,250,826
Equity Residential	53,070	2,756,986
HCP, Inc.	67,939	2,499,476
Health Care REIT, Inc.	27,087	1,290,425
Host Hotels & Resorts, Inc. (b)	124,254	2,220,419
Kimco Realty Corp.	75,650	1,364,726
Plum Creek Timber Co., Inc. (b)	30,152	1,129,192
ProLogis	106,190	1,533,384
Public Storage	26,105	2,647,569
Simon Property Group, Inc.	54,692	5,441,307
Ventas, Inc. (b)	29,282	1,536,719
Vornado Realty Trust	30,369	2,530,649

Total Real Estate Investment Trusts (REITs)		29,552,222

Real Estate Management & Development—0.1%
CB Richard Ellis Group, Inc., Class A (a)	54,477	1,115,689

Total Real Estate Management & Development		1,115,689

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc. (b)	98,164	1,250,609
People’s United Financial, Inc. (b)	68,692	962,375

Total Thrifts & Mortgage Finance		2,212,984

Total Financials		340,410,607

HEALTH CARE—10.7%
Biotechnology—1.3%
Amgen, Inc. (a)	176,226	9,674,807
Biogen Idec, Inc. (a)	44,448	2,980,238
Celgene Corp. (a)(b)	87,796	5,192,256
Cephalon, Inc. (a)(b)	14,017	865,129
Genzyme Corp. (a)	48,318	3,440,242
Gilead Sciences, Inc. (a)(b)	151,429	5,487,787

Total Biotechnology		27,640,459

Health Care Equipment & Supplies—1.6%
Baxter International, Inc.	108,690	5,501,888
Becton Dickinson & Co. (b)	42,892	3,625,232
Boston Scientific Corp. (a)	284,198	2,151,379
C.R. Bard, Inc. (b)	17,384	1,595,330
CareFusion Corp. (a)	41,433	1,064,828
DENTSPLY International, Inc. (b)	26,461	904,172
Hospira, Inc. (a)	31,189	1,736,916
Intuitive Surgical, Inc. (a)	7,336	1,890,854
Medtronic, Inc. (b)	201,311	7,466,625
St. Jude Medical, Inc. (a)(b)	63,963	2,734,418
Stryker Corp.	63,636	3,417,253
Varian Medical Systems, Inc. (a)(b)	22,194	1,537,600
Zimmer Holdings, Inc. (a)(b)	36,827	1,976,873

Total Health Care Equipment & Supplies		35,603,368

Health Care Providers & Services—1.9%
Aetna, Inc.	74,627	2,276,870
AmerisourceBergen Corp.	51,545	1,758,715
CIGNA Corp.	50,552	1,853,236
Cardinal Health, Inc. (b)	65,088	2,493,521
Coventry Health Care, Inc. (a)(b)	27,659	730,198
DaVita, Inc. (a)	18,130	1,259,854
Express Scripts, Inc. (a)	98,305	5,313,385
Humana, Inc. (a)	31,363	1,716,811
Laboratory Corp. of America Holdings(a)(b)	18,969	1,667,754
McKesson Corp. (b)	47,201	3,322,006
Medco Health Solutions, Inc. (a)	79,159	4,850,072
Patterson Cos., Inc. (b)	18,026	552,136
Quest Diagnostics, Inc. (b)	26,381	1,423,783
Tenet Healthcare Corp. (a)	90,436	605,017
UnitedHealth Group, Inc.	205,159	7,408,292
WellPoint, Inc. (a)	73,416	4,174,434

Total Health Care Providers & Services		41,406,084

Health Care Technology—0.1%
Cerner Corp. (a)(b)	13,332	1,263,074

Total Health Care Technology		1,263,074

Life Sciences Tools & Services—0.4%
Life Technologies Corp. (a)	34,842	1,933,731
PerkinElmer, Inc. (b)	21,978	567,472
Thermo Fisher Scientific, Inc. (a)	74,137	4,104,224
Waters Corp. (a)(b)	17,035	1,323,790

Total Life Sciences Tools & Services		7,929,217

Pharmaceuticals—5.4%
Abbott Laboratories (b)	288,338	13,814,274
Allergan, Inc.	57,325	3,936,508
Bristol-Myers Squibb Co.	319,261	8,454,031
Eli Lilly & Co. (b)	189,169	6,628,482

Appendix	79

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 December 31, 2010

	Shares	Value

(Common Stocks continued)
Forest Laboratories, Inc. (a)	53,228	$1,702,231
Johnson & Johnson	512,226	31,681,178
King Pharmaceuticals, Inc. (a)	46,533	653,789
Merck & Co., Inc. (b)	574,660	20,710,746
Mylan, Inc. (a)(b)	81,063	1,712,861
Pfizer, Inc.	1,494,000	26,159,940
Watson Pharmaceuticals, Inc. (a)(b)	23,472	1,212,329

Total Pharmaceuticals		116,666,369

Total Health Care		230,508,571

INDUSTRIALS—10.9%

Aerospace & Defense—2.6%
The Boeing Co.	136,838	8,930,048
General Dynamics Corp. (b)	70,457	4,999,629
Goodrich Corp.	23,354	2,056,787
Honeywell International, Inc. (b)	145,531	7,736,428
ITT Corp. (b)	34,188	1,781,536
L-3 Communications Holdings, Inc.	21,112	1,488,185
Lockheed Martin Corp.	55,080	3,850,643
Northrop Grumman Corp. (b)	54,462	3,528,048
Precision Castparts Corp. (b)	26,607	3,703,960
Raytheon Co. (b)	67,994	3,150,842
Rockwell Collins, Inc.	29,304	1,707,251
United Technologies Corp. (b)	172,233	13,558,182

Total Aerospace & Defense		56,491,539

Air Freight & Logistics—1.1%
C.H. Robinson Worldwide, Inc. (b)	30,919	2,479,395
Expeditors International of Washington, Inc.	39,552	2,159,539
FedEx Corp. (b)	58,745	5,463,872
United Parcel Service, Inc., Class B	184,455	13,387,744

Total Air Freight & Logistics		23,490,550

Airlines—0.1%
Southwest Airlines Co. (b)	139,051	1,804,882

Total Airlines		1,804,882

Building Products—0.0%
Masco Corp. (b)	66,824	845,992

Total Building Products		845,992

Commercial Services & Supplies—0.5%
Avery Dennison Corp.	20,138	852,643
Cintas Corp.	23,578	659,241
Iron Mountain, Inc.	37,155	929,246
Pitney Bowes, Inc. (b)	37,930	917,147
R.R. Donnelley & Sons Co. (b)	38,453	671,774
Republic Services, Inc.	57,453	1,715,547
Stericycle, Inc. (a)(b)	15,901	1,286,709
Waste Management, Inc.	88,726	3,271,328

Total Commercial Services & Supplies		10,303,635

Construction & Engineering—0.2%
Fluor Corp. (b)	33,323	2,207,982
Jacobs Engineering Group, Inc. (a)(b)	23,437	1,074,587
Quanta Services, Inc. (a)	40,235	801,481

Total Construction & Engineering		4,084,050

Electrical Equipment—0.6%
Emerson Electric Co.	140,435	8,028,669
First Solar, Inc. (a)(b)	10,048	1,307,647
Rockwell Automation, Inc. (b)	26,444	1,896,299
Roper Industries, Inc. (b)	17,686	1,351,741

Total Electrical Equipment		12,584,356

Industrial Conglomerates—2.5%
3M Co. (b)	133,343	11,507,501
General Electric Co.	1,987,297	36,347,662
Textron, Inc. (b)	51,114	1,208,335
Tyco International Ltd.	91,291	3,783,099

Total Industrial Conglomerates		52,846,597

Machinery—2.3%
Caterpillar, Inc.	118,392	11,088,595
Cummins, Inc.	36,896	4,058,929
Danaher Corp. (b)	100,036	4,718,698
Deere & Co.	79,015	6,562,196
Dover Corp.	34,796	2,033,826
Eaton Corp.	31,399	3,187,312
Flowserve Corp. (b)	10,428	1,243,226
Illinois Tool Works, Inc. (b)	92,501	4,939,553
Ingersoll-Rand Plc	60,451	2,846,638
PACCAR, Inc. (b)	67,954	3,901,919
Pall Corp. (b)	21,484	1,065,177
Parker Hannifin Corp.	30,045	2,592,883
Snap-on, Inc.	10,829	612,705

Total Machinery		48,851,657

Professional Services—0.1%
Dun & Bradstreet Corp. (b)	9,335	766,310
Equifax, Inc. (b)	23,017	819,405
Monster Worldwide, Inc. (a)	24,194	571,704
Robert Half International, Inc. (b)	27,506	841,684

Total Professional Services		2,999,103

Road & Rail—0.8%
CSX Corp. (b)	69,793	4,509,326
Norfolk Southern Corp. (b)	67,776	4,257,688

80	Appendix

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 December 31, 2010

	Shares	Value

(Common Stocks continued)
Ryder System, Inc.	9,748	$513,135
Union Pacific Corp.	91,982	8,523,052

Total Road & Rail		17,803,201

Trading Companies & Distributors—0.1%
Fastenal Co. (b)	27,483	1,646,507
W.W. Grainger, Inc. (b)	10,821	1,494,488

Total Trading Companies & Distributors		3,140,995

Total Industrials		235,246,557

INFORMATION TECHNOLOGY—18.4%
Communications Equipment—2.2%
Cisco Systems, Inc. (a)	1,033,825	20,914,280
F5 Networks, Inc. (a)	15,086	1,963,594
Harris Corp. (b)	23,836	1,079,771
JDS Uniphase Corp. (a)(b)	41,379	599,168
Juniper Networks, Inc. (a)(b)	97,608	3,603,687
Motorola, Inc. (a)(b)	438,290	3,975,290
QUALCOMM, Inc.	301,748	14,933,508
Tellabs, Inc. (b)	68,814	466,559

Total Communications Equipment		47,535,857

Computers & Peripherals—6.0%
Apple, Inc. (a)	171,097	55,189,048
Dell, Inc. (a)	313,231	4,244,280
EMC Corp. (a)(b)	384,334	8,801,249
Hewlett-Packard Co.	422,895	17,803,880
International Business Machines Corp.	231,723	34,007,668
Lexmark International, Inc., Class A (a)	14,637	509,660
NetApp, Inc. (a)	67,427	3,705,788
QLogic Corp. (a)(b)	19,702	335,328
SanDisk Corp. (a)	43,755	2,181,624
Teradata Corp. (a)(b)	31,186	1,283,616
Western Digital Corp. (a)(b)	42,747	1,449,123

Total Computers & Peripherals		129,511,264

Electronic Equipment, Instruments & Components—0.6%
Agilent Technologies, Inc. (a)(b)	64,567	2,675,011
Amphenol Corp., Class A (b)	32,583	1,719,731
Corning, Inc. (b)	291,649	5,634,659
FLIR Systems, Inc. (a)	29,473	876,822
Jabil Circuit, Inc. (b)	36,479	732,863
Molex, Inc. (b)	25,659	582,972

Total Electronic Equipment, Instruments, & Components		12,222,058

Internet Software & Services—1.9%
Akamai Technologies, Inc. (a)(b)	34,057	1,602,382
eBay, Inc. (a)(b)	213,991	5,955,369
Google, Inc., Class A (a)	46,524	27,633,860
VeriSign, Inc.	32,080	1,048,054
Yahoo!, Inc. (a)	243,127	4,043,202

Total Internet Software & Services		40,282,867

IT Services—1.3%
Automatic Data Processing, Inc.	92,009	4,258,176
Cognizant Technology Solutions Corp., Class A (a)	56,616	4,149,387
Computer Sciences Corp.	28,779	1,427,438
Fidelity National Information Services, Inc.	49,513	1,356,161
Fiserv, Inc. (a)(b)	27,722	1,623,400
MasterCard, Inc., Class A(b)	18,052	4,045,634
Paychex, Inc. (b)	59,968	1,853,611
SAIC, Inc. (a)(b)	54,733	868,065
Total System Services, Inc. (b)	30,257	465,353
Visa, Inc., Class A (b)	90,891	6,396,909
The Western Union Co.	122,609	2,276,849

Total IT Services		28,720,983

Office Electronics—0.1%
Xerox Corp.	258,802	2,981,399

Total Office Electronics		2,981,399

Semiconductors & Semiconductor Equipment—2.4%
Advanced Micro Devices, Inc. (a)	106,909	874,516
Altera Corp.	58,320	2,075,025
Analog Devices, Inc. (b)	55,837	2,103,380
Applied Materials, Inc. (b)	249,061	3,499,307
Broadcom Corp., Class A	84,960	3,700,008
Intel Corp.	1,040,433	21,880,306
KLA-Tencor Corp. (b)	31,161	1,204,061
LSI Corp. (a)	114,998	688,838
Linear Technology Corp. (b)	42,130	1,457,277
MEMC Electronic Materials, Inc. (a)	42,387	477,278
Microchip Technology, Inc. (b)	34,950	1,195,639
Micron Technology, Inc. (a)	159,373	1,278,171
NVIDIA Corp. (a)(b)	108,420	1,669,668
National Semiconductor Corp. (b)	44,650	614,384
Novellus Systems, Inc. (a)	16,794	542,782
Teradyne, Inc. (a)(b)	33,890	475,816
Texas Instruments, Inc.	219,002	7,117,565
Xilinx, Inc. (b)	48,248	1,398,227

Total Semiconductors & Semiconductor Equipment		52,252,248

Appendix	81

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 December 31, 2010

	Shares	Value

(Common Stocks continued)

Software—3.9%
Adobe Systems, Inc. (a)(b)	94,886	$2,920,591
Autodesk, Inc. (a)	42,368	1,618,458
BMC Software, Inc. (a)	33,186	1,564,388
CA, Inc.	71,571	1,749,195
Citrix Systems, Inc. (a)	35,035	2,396,744
Compuware Corp. (a)(b)	41,170	480,454
Electronic Arts, Inc. (a)(b)	62,206	1,018,934
Intuit, Inc. (a)(b)	52,142	2,570,601
McAfee, Inc. (a)(b)	28,767	1,332,200
Microsoft Corp.	1,404,268	39,207,162
Novell, Inc. (a)	65,475	387,612
Oracle Corp.	722,013	22,599,007
Red Hat, Inc. (a)	35,563	1,623,451
Salesforce.com, Inc. (a)	22,064	2,912,448
Symantec Corp. (a)	144,786	2,423,718

Total Software		84,804,963

Total Information Technology		398,311,639

MATERIALS—3.7%
Chemicals—2.0%
Air Products & Chemicals, Inc.	39,975	3,635,726
Airgas, Inc.	14,039	876,876
CF Industries Holdings, Inc.	13,250	1,790,738
The Dow Chemical Co. (b)	216,517	7,391,890
E.I. du Pont de Nemours & Co. (b)	170,287	8,493,916
Eastman Chemical Co.	13,466	1,132,221
Ecolab, Inc. (b)	43,287	2,182,531
FMC Corp. (b)	13,511	1,079,394
International Flavors & Fragrances, Inc.	14,886	827,513
Monsanto Co.	100,047	6,967,273
PPG Industries, Inc.	30,407	2,556,316
Praxair, Inc. (b)	57,164	5,457,447
Sigma-Aldrich Corp. (b)	22,616	1,505,321

Total Chemicals		43,897,162

Construction Materials—0.1%
Vulcan Materials Co. (b)	23,910	1,060,648

Total Construction Materials		1,060,648

Containers & Packaging—0.2%
Ball Corp. (b)	16,474	1,121,056
Bemis Co., Inc. (b)	20,033	654,278
Owens-Illinois, Inc. (a)	30,488	935,981
Sealed Air Corp. (b)	29,750	757,137

Total Containers & Packaging		3,468,452

Metals & Mining—1.2%
AK Steel Holding Corp. (b)	20,224	331,067
Alcoa, Inc. (b)	190,366	2,929,733
Allegheny Technologies, Inc. (b)	18,375	1,013,933
Cliffs Natural Resources, Inc. (b)	25,248	1,969,596
Freeport-McMoRan Copper & Gold, Inc. (b)	87,835	10,548,105
Newmont Mining Corp.	91,978	5,650,209
Nucor Corp. (b)	58,825	2,577,711
Titanium Metals Corp. (a)	16,790	288,452
United States Steel Corp. (b)	26,762	1,563,436

Total Metals & Mining		26,872,242

Paper & Forest Products—0.2%
International Paper Co. (b)	81,466	2,219,134
MeadWestvaco Corp.	31,383	820,979
Weyerhaeuser Co.	99,843	1,890,028

Total Paper & Forest Products		4,930,141

Total Materials		80,228,645

TELECOMMUNICATION SERVICES—3.1%

Diversified Telecommunication Services—2.8%
AT&T, Inc.	1,102,347	32,386,955
CenturyLink, Inc. (b)	56,578	2,612,206
Frontier Communications Corp.	185,992	1,809,702
Qwest Communications International, Inc.	325,552	2,477,451
Verizon Communications, Inc.	527,268	18,865,649
Windstream Corp. (b)	90,065	1,255,506

Total Diversified Telecommunication Services		59,407,469

Wireless Telecommunication Services—0.3%
American Tower Corp., Class A (a)	74,436	3,843,875
MetroPCS Communications, Inc. (a)(b)	48,811	616,483
Sprint Nextel Corp. (a)	556,352	2,353,369

Total Wireless Telecommunication Services		6,813,727

Total Telecommunication Services		66,221,196

UTILITIES—3.3%
Electric Utilities—1.7%
Allegheny Energy, Inc.	31,616	766,372
American Electric Power Co., Inc.	89,654	3,225,751
Duke Energy Corp. (b)	247,095	4,400,762
Edison International (b)	60,735	2,344,371
Entergy Corp.	33,745	2,390,158
Exelon Corp. (b)	123,465	5,141,083
FirstEnergy Corp. (b)	56,825	2,103,661
NextEra Energy, Inc. (b)	77,520	4,030,265

82	Appendix

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 December 31, 2010

	Shares	Value

(Common Stocks continued)
Northeast Utilities (b)	32,835	$1,046,780
PPL Corp. (b)	89,986	2,368,432
Pepco Holdings, Inc. (b)	41,733	761,627
Pinnacle West Capital Corp.	20,251	839,404
Progress Energy, Inc. (b)	54,771	2,381,443
Southern Co. (b)	156,448	5,981,007

Total Electric Utilities		37,781,116

Gas Utilities—0.1%
EQT Corp. (b)	27,798	1,246,462
Nicor, Inc. (b)	8,508	424,719
Oneok, Inc. (b)	19,837	1,100,359

Total Gas Utilities		2,771,540

Independent Power Producers & Energy Traders—0.2%
The AES Corp. (a)	123,435	1,503,438
Constellation Energy Group, Inc. (b)	37,268	1,141,519
NRG Energy, Inc. (a)	46,108	900,950

Total Independent Power Producers & Energy Traders		3,545,907

Multi-Utilities—1.3%
Ameren Corp. (b)	44,593	1,257,077
CMS Energy Corp. (b)	45,658	849,239
Centerpoint Energy, Inc.	79,242	1,245,684
Consolidated Edison, Inc. (b)	54,206	2,686,992
DTE Energy Co.	31,465	1,425,994
Dominion Resources, Inc. (b)	108,276	4,625,551
Integrys Energy Group, Inc. (b)	14,396	698,350
NiSource, Inc. (b)	51,815	912,980
PG&E Corp. (b)	73,144	3,499,209
Public Service Enterprise Group, Inc.	94,319	3,000,287
SCANA Corp. (b)	21,254	862,912
Sempra Energy(b)	44,775	2,349,792
TECO Energy, Inc. (b)	39,999	711,982
Wisconsin Energy Corp. (b)	21,791	1,282,618
Xcel Energy, Inc. (b)	85,682	2,017,811

Total Multi-Utilities		27,426,478

Total Utilities		71,525,041

Total Long-Term Investments (Cost — $1,809,138,235)		2,132,588,939

SHORT-TERM SECURITIES	Shares	Value

(18.8% of net assets)

MONEY MARKET FUNDS—18.7%
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.25% (c)(d)(e)	350,818,795	$350,818,795
Prime, SL Agency Shares, 0.24% (c)(d)(e)	53,051,433	53,051,433

Total Money Market Funds		403,870,228

	Par
	(000)	Value

U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bill, 0.14%, 3/24/11 (f)(g)	$2,750	$2,749,296

Total U.S. Treasury Obligations		2,749,296

Total Short-Term Securities (Cost $406,619,382)		406,619,524

TOTAL INVESTMENTS IN SECURITIES (Cost $2,215,757,617*) — 117.6%		2,539,208,463

LIABILITIES IN EXCESS OF OTHER ASSETS — (17.6)%		(380,491,682)

NET ASSETS — 100%		$2,158,716,781

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,296,585,494

Gross unrealized appreciation	$599,759,310
Gross unrealized depreciation	(357,136,341)

Net unrealized appreciation	$242,622,969

(a)	Non-income producing security.
(b)	Security, or a portion of this security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Appendix	83

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 December 31, 2010

	Shares Held at	Shares		Shares	Shares Held at	Value at
Affiliate	December 31, 2009	Purchased		Sold	December 31, 2010	December 31, 2010	Realized Loss	Income

BlackRock Cash Funds: Institutional, SL Agency Shares	195,914,609	154,904,186	[1]	—	350,818,795	$350,818,795	$—	$742,999
BlackRock Cash Funds: Prime SL, Agency Shares	26,419,811	26,631,622	[1]	—	53,051,433	$53,051,433	$—	$119,499
PNC Financial Services Group, Inc.	93,431	17,521		(12,838)	98,114	$5,957,482	$(2,003,957)	$39,131

[1]	Represents net activity

(d)	Represents the current yield as of report date.
(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.
(f)	All or a portion of this security has been pledged as collateral in connection with open financial futures contracts.
(g)	Rate shown is the yield to maturity as of the date of purchase.

•	In order to track the performance of its benchmark index, the Master Portfolio sold non-index securities that it subsequently received in corporate actions occurring on the opening of market trading on the following business day.

•	For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2010 were as follows:

					Unrealized
Contracts	Issue	Exchange	Expiration Date	Face Value	Appreciation

424	S&P 500 Index	Chicago	March 2011	$26,563,600	$674,494

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities.

•	Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs).

•	Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Master Portfolio’s investments and derivatives:

VALUATION INPUTS	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]:
Common Stocks	$2,132,588,939	$—	$—	$2,132,588,939
Short-Term Securities:
Money Market Funds	403,870,228	—	—	403,870,228
U.S. Government Obligations	—	$2,749,296	—	2,749,296

Total	$2,536,459,167	$2,749,296	$—	$2,539,208,463

[1]	See above Schedule of Investments for values in each industry.

	Derivative Financial Instruments[2]
VALUATION INPUTS	Level 1	Level 2	Level 3	Total

Assets:

Equity contracts	$674,494	—	—	$674,494

Total	$674,494	—	—	$674,494

[2]	Derivative financial instruments are financial future contracts. Financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

84	Appendix

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES: S&P 500 Stock Master Portfolio
December 31, 2010

ASSETS

Investments at value — unaffiliated(a)(b)	$2,129,380,753
Investments at value — affiliated(c)	409,827,710
Dividends receivable	2,500,736
Securities lending income receivable — affiliated	49,032
Interest receivable	169

Total assets	2,541,758,400

LIABILITIES

Collateral on securities loaned at value	382,904,489
Margin variation payable	33,234
Investment advisory fees payable	82,903
Professional fees payable	20,640
Trustees’ fees payable	353

Total liabilities	383,041,619

NET ASSETS	2,158,716,781

NET ASSETS CONSIST OF

Investors’ capital	1,834,591,441
Net unrealized appreciation/depreciation	324,125,340

NET ASSETS	$2,158,716,781

(a) Investments at cost — unaffiliated	$1,806,384,731
(b) Securities loaned at value	$373,323,159
(c) Investments at cost — affiliated	$409,372,886

Appendix	85

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS: S&P 500 Stock Master Portfolio
Year Ended December 31, 2010

INVESTMENT INCOME

Dividends — unaffiliated	$40,599,881
Securities lending — affiliated	739,091
Income — affiliated	162,538
Interest	7,742

Total income	41,509,252

EXPENSES

Investment advisory	1,009,304
Professional	27,087
Independent Trustees	56,517

Total expenses	1,092,908

Less fees waived by advisor	(83,604)

Total expenses after fees waived	1,009,304

NET INVESTMENT INCOME	40,499,948

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:
Investments	(97,436,485)
Investments — affiliated	(2,003,957)
Financial futures contracts	1,667,784

NET REALIZED LOSS	(97,772,658)

Net change in unrealized appreciation/depreciation on:
Investments	343,480,848
Financial futures contracts	303,047

NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION	343,783,895

TOTAL REALIZED AND UNREALIZED GAIN	246,011,237

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$286,511,185

86	Appendix

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS: S&P 500 Stock Master Portfolio

	For The	For The
	Year Ended	Year Ended
	December 31,	December 31,
INCREASE (DECREASE) IN NET ASSETS	2010	2009

Operations
Net investment income	$40,499,948	$40,788,743
Net realized loss	(97,772,658)	(63,153,127)
Net change in unrealized appreciation/depreciation	343,783,895	451,937,162

Net increase in net assets resulting from operations	286,511,185	429,572,778

Capital Transactions
Proceeds from contributions	253,464,019	451,069,480
Fair value of withdrawals	(430,320,410)	(522,559,993)

Net decrease in net assets derived from capital transactions	(176,856,391)	(71,490,513)

Net Assets
Total increase in net assets	109,654,794	358,082,265
Beginning of year	2,049,061,987	1,690,979,722

End of year	$2,158,716,781	$2,049,061,987

Appendix	87

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: S&P 500 Stock Master Portfolio

	For Year Ended December 31,
	2010	2009	2008	2007	2006

Total Investment Return
Total Investment Return	15.06%	26.63%	(36.86)%	5.54%	15.75%

Ratios to Average Net Assets

Total expenses	0.05%	0.05%	0.05%	0.05%	0.05%

Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.01%	2.35%	2.32%	1.98%	1.93%

Supplemental Data

Net assets, end of year (000)	$2,158,717	$2,049,062	$1,690,980	$2,920,748	$2,727,449

Portfolio turnover(1)	9%	5%	8%	7%	14%

(1)	Portfolio turnover rates include in-kind transactions, if any.

88	Appendix

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to S&P 500 Stock Master Portfolio (the “Master Portfolio”), which is a series of MIP. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Investments in open-end registered investment companies are valued at net asset value each business day.

Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Financial futures contracts traded on exchanges are valued at their last sale price.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, BlackRock Fund Advisors (“BFA”) seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that BFA deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master Portfolio may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio is entitled to dividend and interest payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Appendix	89

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. DERIVATIVE FINANCIAL INSTRUMENTS
The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

Fair Value of Derivative Instruments as of December 31, 2010

	Asset Derivatives
	Statement of Assets
	and Liabilities
	Location	Value

Equity Contracts	Net unrealized appreciation/depreciation*	$674,494

*	Includes cumulative unrealized appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only the current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations
Year Ended December 31, 2010

		Net Change in Unrealized
	Net Realized Gain From	Appreciation on
	Financial Futures Contracts	Financial Futures Contracts

Equity Contracts	$1,667,784	$303,047

For the year ended December 31, 2010, the average quarterly number of contracts and notional amount of outstanding financial futures contracts purchased was 845 and $47,219,575, respectively.

3.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master Portfolio for 1940 Act purposes, but BAC and Barclays are not.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BFA (the “Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA an annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio whereby BFA reduces the investment advisory fee by an amount equal to the independent expenses, through April 30, 2012, and are shown as fees waived by advisor in the Statement of Operations.

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio. BTC has agreed to bear all costs of the Master Portfolio, excluding brokerage expenses, advisory fees, 12b-1 distribution or service fees, independent expenses, litigation expenses, taxes or other extraordinary expenses.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments. The share of income earned by the Master Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. BTC has voluntarily agreed to waive its fees for the period beginning December 1, 2009 until further notice.

The Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. INVESTMENTS
Purchases and sales of investments excluding short-term securities for the year ended December 31, 2010, were $166,344,718 and $277,814,286, respectively.

90	Appendix

5. CONCENTRATION, MARKET AND CREDIT RISK
In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial investments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

6. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Appendix	91

Report of Independent Registered Public
Accounting Firm

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of S&P 500 Stock Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2010, the results of its operations for the year then ended the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2011

92	Appendix

S&P 500 STOCK MASTER PORTFOLIO
Officers and Trustees

NON-INTERESTED TRUSTEES1

NUMBER OF BLACKROCK—
ADVISED REGISTERED
INVESTMENT COMPANIES (“RICS”) CONSISTING OF
NAME, ADDRESS AND	POSITION(S)	LENGTH OF TIME	PRINCIPAL OCCUPATION(S)	INVESTMENT PORTFOLIOS	PUBLIC
YEAR OF BIRTH	HELD WITH TRUST/MIP	SERVED AS A TRUSTEE[2]	DURING PAST FIVE YEARS	(“PORTFOLIOS”) OVERSEEN	DIRECTORSHIPS

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 95 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); WQED Multi-Media (public broadcasting not-for-profit)

Appendix	93

S&P 500 STOCK MASTER PORTFOLIO
Officers and Trustees (continued)

NUMBER OF BLACKROCK—
ADVISED REGISTERED
INVESTMENT COMPANIES (‘‘RICS”) CONSISTING OF
NAME, ADDRESS AND	POSITION(S)	LENGTH OF TIME	PRINCIPAL OCCUPATION(S)	INVESTMENT PORTFOLIOS	PUBLIC
YEAR OF BIRTH	HELD WITH TRUST/MIP	SERVED AS A TRUSTEE[2]	DURING PAST FIVE YEARS	(‘‘PORTFOLIOS”) OVERSEEN	DIRECTORSHIPS

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee and Member of the Audit Committee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 RICs consisting of 95 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.
[2]	In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, the Trustees were elected to the Trusts/MIPs Board. As a result, although the chart shows the Trustees as joining the Trusts/MIPs Board in 2009, each Independent Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

94	Appendix

S&P 500 STOCK MASTER PORTFOLIO
Officers and Trustees (continued)

INTERESTED TRUSTEES3

NUMBER OF BLACKROCK—
ADVISED REGISTERED
INVESTMENT COMPANIES (“RICS”) CONSISTING OF
NAME, ADDRESS AND	POSITION(S)	LENGTH OF TIME	PRINCIPAL OCCUPATION(S)	INVESTMENT PORTFOLIOS	PUBLIC
YEAR OF BIRTH	HELD WITH TRUST/MIP	SERVED AS A TRUSTEE[2]	DURING PAST FIVE YEARS	(“PORTFOLIOS”) OVERSEEN	DIRECTORSHIPS

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Directors, State Street Research Mutual Funds from 2000 to 2005.	169 RICs consisting of 290 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	169 RICs consisting of 290 Portfolios	None

[3]	Mr. Davis is an “interested person” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Appendix	95

S&P 500 STOCK MASTER PORTFOLIO
Officers and Trustees (continued)

TRUST/MIP OFFICERS4

		LENGTH OF	PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST/MIP	TIME SERVED	DURING PAST FIVE YEARS

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Co-head of the Global Cash and Securities Lending Group since 2010, Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

96	Appendix

S&P 500 STOCK MASTER PORTFOLIO
Officers and Trustees (continued)

		LENGTH OF	PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST/MIP	TIME SERVED	DURING PAST FIVE YEARS

Ira Shapiro[5] 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and principal thereof from 2004 to 2008.

[4]	Officers of the Trust/MIP serve at the pleasure of the Board.
[5]	Ira P. Shapiro served as the Vice President and Chief Legal Officer of the Trust/MIP from 2007 to 2009.

Further information about the Trust/MIP Officers and Trutees is available in the Trust/MIP Statement of Additional Information, which can be obtained without charge by calling (877) 244-1544.

Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of the Trust.

Effective November 16, 2010, Ira Shapiro became Secretary of the Trust.

					INDEPENDENT REGISTERED		ADDRESS OF
INVESTMENT ADVISOR	CUSTODIAN	TRANSFER AGENT	ACCOUNTING AGENT	DISTRIBUTOR	PUBLIC ACCOUNTING FIRM	LEGAL COUNSEL	THE FUNDS

BlackRock Fund Advisors San Francisco, CA 94105	State Street Bank and Trust Company Boston, MA 02101	State Street Bank and Trust Company Boston, MA 02101	BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	BlackRock Investments, LLC New York, NY 10022	Pricewaterhouse Coopers LLP New York, NY 10017	Sidley Austin LLP New York, NY 10019	400 Howard Street San Francisco, CA 94105

Appendix	97

Homestead Funds
4301 Wilson Blvd.
Arlington, VA 22203
1-800-258-3030

www.homesteadfunds.com

This report is authorized for distribution to
shareholders and others who have received
a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2. Code of Ethics.
Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, principal accounting or controller, or persons performing similar functions. The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030. During the period covered by this report, no substantive amendments were approved or waivers were granted to the Senior Officer Code of Ethics.
Item 3. Audit Committee Financial Expert.
The Board of Directors of Homestead Funds, Inc. has determined that the Board’s Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees[1]

Fiscal Year 2009 $134,000

Fiscal Year 2010 $138,000

(b)	Audit-Related Fees

Fiscal Year 2009 $0

Fiscal Year 2010 $0

[1]	These fees were for professional services rendered for the audits of the financial statements of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Growth Fund, including services that are normally provided in connection with the Funds’ statutory and regulatory filings.

(c)	Tax Fees[2]

Fiscal Year 2009 $19,000

Fiscal Year 2010 $19,000

(d)	All Other Fees

Fiscal Year 2009 $0

Fiscal Year 2010 $0
(e)	(1)	The Registrant’s audit committee is directly responsible for approving the services to be provided by the principal accountant.

	(2)	None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)		Not applicable.

(g)		The National Rural Electric Cooperative Association paid the Funds’ principal accountant $169,562 in 2010 for consulting services related to business process improvements. The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the Registrant and the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $0 in 2009. The National Rural Electric Cooperative Association is a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years.

(h)		Homestead Funds’ Audit Committee considered the provision of nonaudit services, which were not approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, that the principal accountant rendered to the National Rural Electric Cooperative Association, a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years. The Audit Committee determined that these services were compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.

[2]	These fees were for (i) the preparation of the Federal Excise Tax Returns, Federal 1120-RIC Tax Return, and State Corporate Tax Returns for, Stock Index Fund, and International Value Fund; (ii) the review of client prepared Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund, Value Fund, Small-Company Stock Fund, and Growth Fund; (iii) the review of client prepared distribution requirements; and (iv) the review of annual report tax footnote disclosure.

Item 6. Investments.
(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Independent Directors select and nominate candidates for membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.
Item 11. Controls and Procedures.
(a) Disclosure Controls and Procedures. The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s Disclosure Controls and Procedures provide reasonable assurance that material information relating to the Registrant is accumulated and communicated to the appropriate persons, based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control. There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable to open-end companies.

(b)	A certification by the Registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Homestead Funds, Inc.

By:	/s/ Peter R. Morris
Peter R. Morris
President
Date: March 8, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Peter R. Morris
Peter R. Morris
President
Date: March 8, 2011

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer
Date: March 8, 2011